                                 HIGHMARK FUNDS

                               MONEY MARKET FUNDS

     HighMark Funds is an open-end, diversified, registered investment company that offers a convenient means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to the Class S Shares of HighMark Funds':

                     - Diversified Money Market Fund
                     - U.S. Government Money Market Fund
                     - 100% U.S. Treasury Money Market Fund
                     - California Tax-Free Money Market Fund

                                 CLASS S SHARES

     HighMark Funds' Class S Shares ("Sweep Shares") will be offered effective October 1, 1999 to investors in Union Bank of California, N.A.'s sweep service.

     This Prospectus sets forth concisely the information about HighMark Funds and the Funds that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated the same date as this Prospectus has been filed with the Securities and Exchange Commission and is available without charge by writing the Distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or by calling 1-800-433-6884. The SEC maintains a World Wide Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information. The Statement of Additional Information is incorporated into this Prospectus by reference. This Prospectus relates only to the Sweep Shares of the Money Market Funds. Interested persons who wish to obtain a prospectus for the other Funds of HighMark Funds may contact the Distributor at the above address and telephone number.

         BECAUSE THE CALIFORNIA TAX-FREE MONEY MARKET FUND MAY INVEST A
      SIGNIFICANT PERCENTAGE OF ITS ASSETS IN A SINGLE ISSUER, INVESTMENT
              IN THE FUND MAY BE RISKIER THAN INVESTMENT IN OTHER
                               MONEY MARKET FUNDS.

         AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY
         THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUNDS
              WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF
                                $1.00 PER SHARE.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
         COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR
          ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
             ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                         CONTRARY IS A CRIMINAL OFFENSE.

HIGHMARK FUNDS' SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, INCLUDING UNION BANK OF CALIFORNIA, N.A., THE BANK OF TOKYO-MITSUBISHI, LTD. OR ANY OF THEIR AFFILIATES OR CORRESPONDENTS. HIGHMARK FUNDS' SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN HIGHMARK FUNDS INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

November 30, 1998, as amended August 2, 1999
Class S Shares

                                     SUMMARY

     HIGHMARK FUNDS is an open-end, diversified, registered investment company providing a convenient way to invest in professionally managed portfolios of securities. The following provides basic information about the Class S Shares ("Sweep Shares") of the Diversified Money Market, U.S. Government Money Market, 100% U.S. Treasury Money Market, and California Tax-Free Money Market Funds. This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in the Prospectus and in the Statement of Additional Information.

     WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES? The Diversified Money Market Fund, the U.S. Government Money Market Fund, and the 100% U.S. Treasury Money Market Fund seek current income with liquidity and stability of principal. The California Tax-Free Money Market Fund seeks as high a level of current interest income free from federal income tax and California personal income tax as is consistent with the preservation of capital and relative stability of principal. (See "INVESTMENT OBJECTIVES.")

     WHAT ARE THE FUNDS' PERMITTED INVESTMENTS? THE DIVERSIFIED MONEY MARKET FUND invests in obligations with maturities deemed under SEC rules to be 397 days or less ("short-term investments") issued or guaranteed by the U.S. Government, its agencies or instrumentalities, in high-quality short-term obligations issued by banks and corporations, and other high-quality rated and unrated short-term instruments; some of the obligations and short-term instruments in which the Fund invests may be subject to repurchase agreements. THE U.S. GOVERNMENT MONEY MARKET FUND invests in short-term obligations issued or guaranteed by the U.S. Treasury, and additionally invests in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government; some of the obligations in which the Fund invests may be subject to repurchase agreements. THE 100% U.S. TREASURY MONEY MARKET FUND invests exclusively in direct U.S. Treasury short-term obligations. THE CALIFORNIA TAX-FREE MONEY MARKET FUND invests primarily in bonds and notes issued by or on behalf of the State of California and other states, territories, possessions of the United States, and the District of Columbia and their respective authorities, agencies, instrumentalities and political sub-divisions, the interest on which is excluded from gross income for federal income and California personal income tax purposes and not treated as a preference item for individuals for purposes of the federal alternative minimum tax. (See "INVESTMENT POLICIES.")

     WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE FUNDS? Each Fund seeks to maintain a net asset value of $1.00 per share. There can be no assurance that a Fund will be able to maintain a net asset value of $1.00 per share on a continuous basis. The California Tax-Free Money Market Fund concentrates its investments in California municipal securities, and an investment in the Fund therefore may be riskier than an investment in other types of money market funds. (See "Risk Factors.")

     ARE MY INVESTMENTS INSURED? HighMark Funds' Shares are not federally insured by the FDIC or any other government agency. Any guarantee by the U.S. Government, its agencies or any instrumentalities of the securities in which any Fund invests guarantees only the payment of principal and interest on the guaranteed security, and does not guarantee the yield or value of the security or yield or value of Shares of that Fund.

     WHO IS THE ADVISOR? HighMark Capital Management, Inc. serves as the Advisor to HighMark Funds. (See "The Advisor.")

     WHO IS THE ADMINISTRATOR? SEI Investments Mutual Funds Services serves as the Administrator of HighMark Funds. (See "The Administrator.")

     WHO IS THE CUSTODIAN? Union Bank of California, N.A. (the "Bank") serves as the Custodian of HighMark Funds' assets. (See "The Custodian.")

     WHO IS THE DISTRIBUTOR? SEI Investments Distribution Co. acts as distributor of HighMark Funds' Shares. (See "The Distributor.")

     HOW DO I PURCHASE AND REDEEM SHARES? Sweep Shares are designed to provide convenience through automatic investment of uninvested cash balances of those investors in Union Bank of California's corporate sweep program (the Sweep Feature), although shares also may be purchased directly. Purchases and redemptions of Sweep Shares may be made through the Distributor on days on which both the New York Stock Exchange and the Federal Reserve wire system are open for business ("Business Days"). For direct purchases, the minimum initial investment is generally $1,000 per Fund. In order to be effective on the Business Day received, orders to purchase Sweep Shares and to redeem Sweep Shares must be placed prior to 8:00 a.m., Pacific time (11:00 a.m., Eastern time) for the California Tax-Free Money Market Fund, prior to 9:00 a.m., Pacific time (12:00 noon, Eastern time) for the 100% U.S. Treasury Money Market Fund; and prior to 11:00 a.m., Pacific time (2:00 p.m., Eastern time) for the Diversified Money Market and U.S. Government Money Market Funds on any Business Day. Otherwise, the order will be effective the next Business Day. In addition, effectiveness of a purchase is contingent on the Custodian's receipt of Federal funds before 11:00 a.m., Pacific time (2:00 p.m., Eastern time). (See "HOW TO PURCHASE SHARES and REDEMPTION OF SHARES.")

     HOW ARE DIVIDENDS PAID? The net investment income (exclusive of short-term capital gains) of the Funds is determined and declared on each Business Day as a dividend for Shareholders of record as of the close of business on that day. Dividends are paid monthly in additional shares unless the Shareholder elects to take the payment in cash. (See "DIVIDENDS.")

                                TABLE OF CONTENTS

                                                                        PAGE

Summary..............................................................
Fee Table............................................................
Financial Highlights ................................................
Fund Description.....................................................
Investment Objectives................................................
Investment Policies..................................................
  Diversified Money Market Fund......................................
  U.S. Government Money Market Fund..................................
  100% U.S. Treasury Money Market Fund...............................
  California Tax-Free Money Market Fund..............................
General..............................................................
  Illiquid and Restricted Securities.................................
  Municipal Securities...............................................
  Lending of Portfolio Securities....................................
  Other Investments..................................................
  Risk Factors.......................................................
  Year 2000..........................................................
Valuation of Shares..................................................
How To Purchase Shares...............................................
  How to Purchase By Mail............................................
  How to Purchase By Wire............................................
  How to Purchase Through Financial Institutions.....................
  Alternative Purchase Options.......................................
Exchange Privileges..................................................
Redemption of Shares.................................................
  By Mail............................................................
  Telephone Transactions.............................................
  Other Information Regarding Redemptions............................
Dividends............................................................
Federal Taxation.....................................................
Service Arrangements.................................................
  The Advisor........................................................
  Administrator......................................................
  The Transfer Agent.................................................
  Distributor........................................................
  The Distribution Plan..............................................
  Banking Laws.......................................................
  Custodian..........................................................

General Information..................................................
  Description of HighMark Funds & Its Shares.........................
  Performance Information............................................
  Miscellaneous......................................................
Description of Permitted Investments.................................

                          MONEY MARKET FUNDS FEE TABLE

                                                                                                   100% U.S.          CALIFORNIA
                                                           DIVERSIFIED       U.S. GOVERNMENT       TREASURY            TAX-FREE
                                                           MONEY MARKET       MONEY MARKET       MONEY MARKET        MONEY MARKET
                                                               FUND               FUND               FUND                FUND
                                                               ----               ----               ----                ----

                                                              CLASS S            CLASS S            CLASS S             CLASS S
                                                              SHARES             SHARES             SHARES              SHARES
                                                              ------             ------             ------              ------

SHAREHOLDER TRANSACTION EXPENSES(a)
Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)..................           0%                 0%                 0%                   0%
Maximum Sales Load Imposed on Reinvested
  Dividends (as a percentage of offering price)........           0%                 0%                 0%                   0%
Deferred Sales Load (as a percentage of
  original purchase price or redemption
  proceeds, as applicable).............................           0%                 0%                 0%                   0%
Redemption Fees (as a percentage of amount
  redeemed, if applicable)(b)..........................           0%                 0%                 0%                   0%
Exchange Fee(a)........................................          $0                 $0                 $0                   $0
ANNUAL OPERATING EXPENSES
  (as a percentage of net assets)
  Management Fees (after voluntary
    reduction)(c)......................................        0.30%              0.30%              0.25%                0.15%
  12b-1 Fees...........................................        0.55%              0.55%              0.55%                0.55%
  Other Expenses (after voluntary
    reduction)(d)......................................        0.22%              0.22%              0.22%                0.22%
  Total Fund Operating Expenses(e).....................        1.07%              1.07%              1.02%                0.92%
                                                              =====               =====              =====                =====

Example: You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period.

                                                         1 Year    3 Years    5 Years    10 Years
                                                         ------    -------    -------    --------


Diversified Money Market Fund ......................       $11       $34        $59        $131
U.S. Government Money Market Fund ..................       $11       $34        $59        $131
100% U.S. Treasury Money Market Fund ...............       $10       $32        $56        $125
California Tax-Free Money Market Fund ..............       $9        $29        $51        $113

The purpose of the tables above is to assist an investor in the Funds in understanding the various costs and expenses that a Shareholder will bear directly or indirectly. For a more complete discussion of each Fund's annual operating expenses, see SERVICE ARRANGEMENTS below. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

(a) Certain entities (including Union Bank of California, N.A. and its affiliates) making investments in the Funds on behalf of their customers may charge customers fees for services provided in connection with the investment in, redemption of, and exchange of Shares. (See HOW TO PURCHASE SHARES, EXCHANGE PRIVILEGES, REDEMPTION OF SHARES, and SERVICE ARRANGEMENTS below.)

(b) A wire redemption charge of $15 is deducted from the amount of a wire redemption payment made at the request of a Shareholder. (See REDEMPTION OF SHARES below.)

(c) Absent voluntary fee waivers, MANAGEMENT FEES would be 0.30% for the 100% U.S. Treasury Money Market Fund and the California Tax-Free Money Market Fund.

(d) OTHER EXPENSES are based on estimated amounts for the current fiscal year. Absent voluntary fee waivers, OTHER EXPENSES would be 0.24% for each of the Diversified Money Market Fund, the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund and the California Tax-Free Money Market Fund.

(e) Absent voluntary fee waivers, TOTAL FUND OPERATING EXPENSES would be 1.09% for each of the Diversified Money Market Fund, the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund, and the California Tax-Free Money Market Fund.

                              FINANCIAL HIGHLIGHTS

     Financial information with respect to the Class S Shares of the HighMark Money Market Funds is not presented because Class S Shares were not offered prior to the date of this prospectus. Please see "Financial Statements" in the Statement of Additional Information for financial information regarding other Share classes of the HighMark Money Market Funds.

                                FUND DESCRIPTION

     HighMark Funds is an open-end, diversified, registered investment company that currently offers units of beneficial interest ("Shares") in fourteen separate investment portfolios ("Funds"). All of the Funds are advised by HighMark Capital Management, Inc. (the "Advisor"), a subsidiary of UnionBanCal Corporation. Shareholders may purchase Shares of selected Funds through four separate classes (Class A and Class B Shares (collectively, the "Retail Shares"), Fiduciary Shares and Class S Shares ("Sweep Shares")). Only Sweep Shares are offered in this prospectus. Sweep Shares will be offered for sale effective October 1, 1999. These classes may have different sales charges and other expenses, which may affect performance. Information regarding HighMark Funds' other Funds and other classes is contained in separate prospectuses that may be obtained from HighMark Funds' Distributor, SEI Investments Distribution Co., at Oaks, Pennsylvania, 19456, or by calling 1-800-433-6884.

     For information concerning those investors who qualify to purchase Sweep Shares and the operation of HighMark Funds' Distribution Plan, see HOW TO PURCHASE SHARES and SERVICE ARRANGEMENTS below. (Sweep Shares may be hereinafter referred to as "Shares.")

                              INVESTMENT OBJECTIVES

     The investment objectives of the Funds are as follows:

     The DIVERSIFIED MONEY MARKET FUND, the U.S. GOVERNMENT MONEY MARKET FUND and the 100% U.S. TREASURY MONEY MARKET FUND each seek current income with liquidity and stability of principal.

     THE CALIFORNIA TAX-FREE MONEY MARKET FUND seeks as high a level of current interest income free from federal income tax and California personal income tax as is consistent with the preservation of capital and relative stability of principal.

     There can be no assurance that a Fund will achieve its investment objective.

     The investment objectives and certain of the investment limitations of the Diversified Money Market Fund, the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund, and the California Tax-Free Money Market Fund may not be changed without a vote of the holders of a majority of the outstanding Shares of the respective Fund (as defined under GENERAL INFORMATION--Miscellaneous below). There can be no assurance that a Fund will achieve its investment objective.

                               INVESTMENT POLICIES

     While the Diversified Money Market Fund, the U.S. Government Money Market Fund and the 100% U.S. Treasury Money Market Fund have the same investment objective, they differ as follows with respect to the types of instruments that may be purchased. Each Fund may invest only in U.S. dollar-denominated obligations determined by the Advisor to present minimal credit risks under guidelines adopted by HighMark Funds' Board of Trustees.

Diversified Money Market Fund

     The Diversified Money Market Fund may invest in the following obligations:

     (i) obligations issued by the U.S. Government, and backed by its full faith and credit, and obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government (e.g., obligations issued by Farmers Home Administration, Government National Mortgage Association, Federal Farm Credit Bank and Federal Housing Administration);

    (ii) obligations such as bankers' acceptances, bank notes, certificates of deposit and time deposits of thrift institutions, savings and loans, U.S. commercial banks (including foreign branches of such banks), and U.S. and foreign branches of foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $1 billion or more as shown on their last published financial statements at the time of investment;

   (iii) short-term promissory notes issued by corporations, including Canadian Commercial Paper ("CCP"), which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer;

    (iv) U.S. dollar-denominated securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities, and obligations of supranational entities such as the World Bank and the Asian Development Bank (provided that the Fund invests no more than 5% of its assets in any such instrument and invests no more than 25% of its assets in such instruments in the aggregate);

     (v) readily-marketable, short-term asset-backed debt securities, repayment on which is obtained from an identifiable pool of assets, typically receivables related to a particular industry, such as credit card receivables, automobile loan or lease related receivables, trade receivables or diversified financial assets (provided that the Fund invests no more than 25% of its assets in any such industry and invests no more than 35% of its assets in such instruments in the aggregate);

    (vi)  Treasury receipts, including TRs, TIGRs and CATs; and

   (vii)  repurchase agreements involving such obligations.

     Certain of the obligations in which the Funds may invest may be variable or floating rate instruments, may involve a conditional or unconditional demand feature, and may include variable amount master demand notes.

     Subject to the provisions of Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), investments of the Diversified Money Market Fund will consist of those obligations that, at the time of purchase, possess the highest short-term rating from at least one nationally recognized statistical rating organization ("NRSRO") (for example, commercial paper rated "A-1" by Standard & Poor's Corporation ("S&P") or "P-1" by Moody's Investors Service, Inc. ("Moody's")). Although the Diversified Money Market Fund does not presently expect to do so, it may also invest up to 5% of its net assets in obligations that, at the time of purchase, possess one of the two highest short-term ratings from at least one NRSRO, and in obligations that do not possess an equivalent short-term rating (i.e., are unrated) but are determined by the Advisor to be of comparable quality to the rated instruments eligible for purchase by the Fund under guidelines adopted by the Board of Trustees.

     The Diversified Money Market Fund will not invest more than 5% of its total assets in the securities of any one first tier issuer, except that the Fund may invest up to 25% of its total assets in the securities of a single first tier issuer for a period of up to three business days. There is no limit on the percentage of the Fund's assets that may be invested in obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities and repurchase agreements fully collateralized by such obligations.

     The Fund may concentrate its investments in certain instruments issued by U.S. banks, U.S. branches of foreign banks, and foreign branches of U.S. banks, but only so long as the investment risk associated with investing in foreign branches of U.S. banks is the same as that associated with investing in instruments issued by the U.S. parent. Domestic certificates of deposit and bankers' acceptances include those issued by domestic branches of a foreign bank to the extent permitted by the rules of the Securities and Exchange Commission. The rules currently permit U.S. branches of foreign banks to be treated as a domestic bank if it can be demonstrated that they are subject to the same regulations as domestic banks.

U.S. Government Money Market Fund

     As a fundamental policy, the U.S. Government Money Market Fund may not purchase securities other than U.S. Treasury bills, notes, and other obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities (such as obligations issued by the Government National Mortgage Association and the Export-Import Bank of the United States) some of which may be subject to repurchase agreements.

100% U.S. Treasury Money Market Fund

     The 100% U.S. Treasury Money Market Fund invests exclusively in direct U.S. Treasury obligations and separately traded component parts of such obligations transferable through the Federal Reserve book-entry system ("STRIPs").

California Tax-Free Money Market Fund

     The California Tax-Free Money Market Fund invests in obligations issued by the State of California and its political subdivisions or municipal authorities and obligations issued by territories or possessions of the United States ("Municipal Securities").

     Under normal market conditions and, as a matter of fundamental policy, at least 80% of the value of the total assets of the California Tax-Free Money Market Fund will be invested in Municipal Securities, the interest on which, in the opinion of bond counsel, is excluded from gross income both for federal income tax purposes and for California personal income tax purposes, and does not constitute a preference item for individuals for purposes of the federal alternative minimum tax.

     Certain of the obligations in which the Fund may invest may be variable or floating rate instruments and may involve a conditional or unconditional demand feature.

     Under normal market conditions, up to 20% of the California Tax-Free Money Market Fund's total assets may be invested in short-term obligations, the interest on which is treated as a preference item for individuals for purposes of the federal alternative minimum tax or subject to federal or California personal income tax ("Taxable Obligations"). These short-term obligations may include bonds from other states and cash equivalents as described below.

     Exempt-interest dividends paid by the California Tax-Free Money Market Fund that are derived from obligations, the interest on which is exempt from California taxation when received by an individual ("California Exempt-Interest Securities"), are excluded from gross income for California personal income tax purposes. Dividends derived from interest on obligations other than California Exempt-Interest Securities may be excluded from gross income for federal income tax purposes but will be subject to California personal income tax.

     In order for the California Tax-Free Money Market Fund to pay exempt-interest dividends, it must continue to qualify as a regulated investment company and at least 50% of its total assets must be invested in California Exempt-Interest Securities at the close of each quarter of its taxable year. Dividends, regardless of their source, may be subject to local taxes.

     In seeking to achieve its investment objective, the California Tax-Free Money Market Fund may invest all or any part of its assets in Municipal Securities that are private activity bonds, including those known as industrial development bonds under prior federal law. (Any reference herein to private activity bonds includes industrial development bonds.) Interest on private activity bonds is excluded from gross income for federal income tax purposes only if the bonds fall within certain defined categories of qualified private activity bonds and meet the requirements specified for those respective categories. However, even if the California Tax-Free Money Market Fund invests in private activity bonds that fall within these categories, Shareholders may become subject to the federal alternative minimum tax on that part of such Fund's distributions derived from interest on such bonds. For further information, see FEDERAL TAXATION below.

     The California Tax-Free Money Market Fund may invest up to 10% of its total assets in shares of other investment companies with like investment objectives. As a shareholder of an investment company, a Fund may indirectly bear investment management fees of that investment company, which are in addition to the management fees the Fund pays its own Advisor.

     Investments of the California Tax-Free Money Market Fund will consist of those obligations that, at the time of purchase, possess one of the two highest short-term ratings by a NRSRO, and in obligations that do not possess a rating (i.e., are unrated) but are determined by the Advisor to be of comparable quality to the rated instruments eligible for purchase by the Fund under the guidelines adopted by the Board of Trustees.

     The California Tax-Free Money Market Fund may hold uninvested cash reserves pending investment during temporary "defensive" periods or if, in the opinion of the Advisor, desirable tax-exempt obligations are unavailable. In accordance with the Fund's investment objective and subject to its fundamental policies, investments may be made in Taxable Obligations if, for example, suitable tax-exempt obligations are unavailable or if acquisition of U.S. Government or other taxable securities is deemed appropriate for temporary "defensive" purposes.

     As discussed in greater detail in the Statement of Additional Information, Taxable Obligations may include obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit, bankers' acceptances, and commercial paper. As noted above, Taxable Obligations may also include private activity bonds depending on their tax treatment.

     The California Tax-Free Money Market Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation nor maximum tax-exempt income irrespective of fluctuations in principal. Investment in the California Tax-Free Money Market Fund would not be appropriate for tax-deferred plans, such as IRA and Keogh plans, and investors should consult a tax or other financial advisor to determine whether investment in the California Tax-Free Fund would be appropriate for them.

                                     GENERAL

     The Funds intend to comply with Rule 2a-7 under the 1940 Act. Shares of each Fund are priced pursuant to the amortized cost method whereby HighMark Funds seeks to maintain each Fund's net asset value per Share at $1.00. There can be, however, no assurance that a stable net asset value of $1.00 per Share will be maintained.

     Securities or instruments in which each Fund invests have remaining maturities of 397 days or less, although instruments subject to repurchase agreements and certain adjustable rate instruments may bear longer maturities. The dollar-weighted average portfolio maturity of each Fund will not exceed 90 days.

     Although the Diversified Money Market Fund, the U.S. Government Money Market Fund and the 100% U.S. Treasury Money Market Fund have the same investment advisor and the same investment objective, particular securities held and respective yields of these Funds may differ due to differences in the types of permitted investments, cash flow, and the availability of particular investments.

     Additional information concerning each Fund's investments, including certain investment restrictions that may not be changed with respect to a particular Fund without a vote of the holders of a majority of the outstanding Shares of that Fund, is set forth below and in the Statement of Additional Information. For further information concerning the rating and other requirements governing the investments (including the treatment of securities subject to a tender or demand feature or deemed to possess a rating based on comparable rated securities of the same issuer) of a Fund, see the Statement of Additional Information. The Statement of Additional Information also identifies the NRSROs that may be utilized by the Advisor with respect to portfolio investments for the Funds and provides a description of the relevant ratings assigned by each such NRSRO.

     In the event that a security owned by a Fund is downgraded below the stated rating categories, the Advisor will take appropriate action with regard to that security.

Illiquid and Restricted Securities

     The Funds shall limit investments in illiquid securities to 10% or less of their net assets. Generally, an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument. The absence of a trading market can make it difficult to ascertain the market value of illiquid securities. Each Fund may purchase restricted securities which have not been registered under the Securities Act of 1933 (e.g., Rule 144A Securities and Section 4(2) commercial paper) subject to policies approved by the Board of Trustees. See INVESTMENT RESTRICTIONS in the Statement of Additional Information.

     Time deposits, including ETDs and CTDs (but not including certificates of deposit) and repurchase agreements, which have maturities in excess of seven days are considered to be illiquid.

Municipal Securities

     The two principal classifications of Municipal Securities that may be held by the California Tax-Free Money Market Fund are "general obligation" securities and "revenue" securities.

     General obligation securities are secured by the issuer's pledge of its full faith and credit and general taxing power for the payment of principal and interest.

     Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the California Tax-Free Money Market Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

     In addition, Municipal Securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax or California personal income tax are rendered at the time of issuance by counsel experienced in matters relating to the validity of and tax exemption of interest on bonds issued by states and their political sub-divisions. Neither the California Tax-Free Money Market Fund nor the Advisor will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.

     Municipal Securities purchased by the California Tax-Free Money Market Fund may include adjustable rate tax-exempt notes which may have a stated maturity in excess of 397 days, but which will be subject to a demand feature that will permit the Fund to demand payment of the principal of the note either (i) at any time upon not more than thirty days' notice or (ii) at specified intervals not exceeding 397 days and upon no more than thirty days' notice. There may be no active secondary market with respect to a particular adjustable rate note. Nevertheless, as described in greater detail in the Statement of Additional Information, the adjustable interest rate feature included in this type of note is intended generally to assure that the value of the note to the Fund will approximate its par value.

     Municipal Securities may include, but are not limited to, short-term anticipation notes, bond anticipation notes, revenue anticipation notes, and other forms of short-term tax-exempt securities. These instruments are issued in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. In addition, the California Tax-Free Money Market Fund may purchase tax-exempt commercial paper. Under certain circumstances, and subject to the limitations described in the Statement of Additional Information, the California Tax-Free Money Market Fund may invest indirectly in Municipal Securities by purchasing shares of other tax-exempt money market mutual funds.

     The California Tax-Free Money Market Fund may also acquire Municipal Securities that have "put" features. Under a put feature, the Fund has the right to sell the Municipal Security within a specified period of time at a specified price. The put feature cannot be sold, transferred, or assigned separately from the Municipal Security. Each Fund may buy Municipal Securities with put features to facilitate portfolio liquidity, shorten the maturity of the underlying Municipal Securities, or permit investment at a more favorable rate of return. The aggregate price of a security subject to a put may be higher than the price that otherwise would be paid for the security without such a feature, thereby increasing the security's cost and reducing its yield.

Lending of Portfolio Securities

     In order to generate additional income, each Fund (except the California Tax-Free Money Market Fund and the 100% U.S. Treasury Money Market Fund) may lend its portfolio securities to broker-dealers, banks or other institutions. A Fund may lend portfolio securities in an amount representing up to 33 1/3% of the value of the Fund's total assets.

Other Investments

     The Diversified Money Market Fund, the U.S. Government Money Market Fund, and the California Tax-Free Money Market Fund may enter into repurchase agreements and reverse repurchase agreements. Each Fund intends to limit its respective activity in reverse repurchase agreements to no more than 10% of the Fund's total assets.

     The Funds may enter into forward commitments or purchase securities on a "when-issued" basis. Each Fund expects that commitments by a Fund to enter into forward commitments or purchase when-issued securities will not exceed 25% of the value of the Fund's total assets under normal market conditions. The Funds do not intend to purchase when-issued securities or enter into forward commitments for speculative or leveraging purposes but only for the purpose of acquiring portfolio securities.

     For further information, see "DESCRIPTION OF PERMITTED INVESTMENTS."

Risk Factors

     Investments by the Funds in obligations of certain agencies and instrumentalities of the U.S. Government may not be guaranteed by the full faith and credit of the U.S. Treasury, and there can be no assurance that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

     As in the case of mortgage-related securities, certain asset-backed securities are subject to prepayments and there can be no assurance that the Diversified Money Market Fund will be able to reinvest the proceeds of any prepayment at the same interest rate or on the same terms as the original investment.

     Foreign securities which the Diversified Money Market Fund may purchase may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. These risks include adverse political and economic developments, possible imposition of withholding taxes on interest income, possible seizure, nationalization, or expropriation of foreign investments, possible establishment of exchange controls, or adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certain risks are inherent in the California Tax-Free Money Market Fund's concentrated investment in California Municipal Securities, which may make an investment in the Fund riskier than an investment in other types of money market funds. Because of the California Tax-Free Money Market Fund's investment objective, many of the securities in its portfolio are likely to be obligations of California governmental issuers that rely in whole or in part, directly or indirectly, on real property taxes as a source of revenue. The ability of the State of California and its political sub-divisions to generate revenue through real property and other taxes and to increase spending has been significantly restricted by various constitutional and statutory amendments and voter-passed initiatives. Such limitations could affect the ability of California state and municipal issuers to pay interest or repay principal on their obligations. In addition, during the first half of the decade, California faced severe economic and fiscal conditions and experienced recurring budget deficits that caused it to deplete its available cash resources and to become increasingly dependent upon external borrowings to meet its cash needs.

     The financial difficulties experienced by the State of California and other issuers of California Municipal Securities during the recession have resulted in the credit ratings of certain of their obligations being downgraded significantly by the major rating agencies.

     A more detailed description of special factors affecting investments in obligations of California governmental issuers of which investors should be aware is set forth in the Statement of Additional Information.

Year 2000

     HighMark Funds depends on the smooth functioning of computer systems in almost every aspect of its business. Like other mutual funds, businesses and individuals around the world, HighMark Funds could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000 and distinguish between the year 2000 and the year 1900. HighMark Funds has made inquiry of its service providers to determine whether they expect to have their computer systems adjusted for the year 2000 transition, and is seeking assurances from each service provider that it expects its system to accommodate the year 2000 transition without material adverse consequences to HighMark Funds. While it is likely that such assurances will be obtained, HighMark Funds and its shareholders may experience losses if these assurances prove to be incorrect or as a result of year 2000 computer difficulties experienced by issuers of portfolio securities or custodians, banks, broker-dealers or others with which HighMark Funds does business.

                               VALUATION OF SHARES

     Each Fund's net asset value per share is determined by the Administrator as of 1:00 p.m. Eastern Time on days on which both the New York Stock Exchange and the Federal Reserve wire system are open for business. Net asset value per share for purposes of pricing sales and redemptions for each of the Funds is calculated by adding the value of all securities and other assets belonging to a Fund, subtracting its liabilities, and dividing the result by the total number of the Fund's outstanding shares, irrespective of class.

     The assets in each Fund are valued based upon the amortized cost method whereby HighMark Funds seeks to maintain a Fund's net asset value per Share at $1.00, although there can be no assurance that a stable net asset value of $1.00 per Share will be maintained. For further information concerning the use of the amortized cost method of valuation, see the Statement of Additional Information.

                             HOW TO PURCHASE SHARES

     Effective October 1, 1999, Sweep Shares will be sold on a continuous basis by HighMark Funds' Distributor, SEI Investments Distribution Co. The principal office of the Distributor is Oaks, Pennsylvania 19456. If you wish to purchase Shares, you may contact your investment professional or telephone HighMark Funds at 1-800-433-6884. Investors may be charged a fee if they effect transactions in fund shares through a broker or agent. Accounts opened directly with HighMark Funds' transfer agent are "Fund Direct" accounts.

     Sweep Shares are designed to provide convenience through automatic investment of uninvested cash balances of those investors in Union Bank of California's sweep service (the Sweep Feature), although shares also may be purchased directly. Investors may choose a Fund as their "primary fund" and uninvested cash balances in their account will be automatically invested in Sweep Shares of their primary fund, according to the terms and conditions of their account agreement. Sweep Shares of a primary fund also will be sold to cover any negative cash balance in their account, according to the terms and conditions of their account agreement. Union Bank of California will maintain an omnibus account with the Fund for its sweep customers. Please contact Union Bank of California for more information.

     For direct purchases, the minimum initial investment is generally $1,000 for each Fund and the minimum subsequent investment is generally only $100. For present and retired trustees of the Fund, directors, officers, and employees (and their spouses and children under the age of 21) of Union Bank of California, N.A., SEI Investments Distribution Co. and their affiliates, the minimum initial investment is $250 and the minimum subsequent investment is $100. A Fund's initial and subsequent minimum purchase amounts may be waived if purchases are made in connection with Individual Retirement Accounts, Keoghs, payroll deduction plans, 401(k) or similar programs or accounts. Purchases and redemption of Shares of the Funds may be made on any Business Day.

     Purchase orders will be effective on the Business Day made if the Distributor receives an order before 8:00 a.m., Pacific time (11:00 a.m., Eastern time) for the California Tax-Free Money Market Fund, 9:00 a.m., Pacific time (12:00 noon, Eastern time) for the 100% U.S. Treasury Money Market Fund and 11:00 a.m., Pacific time (2:00 p.m., Eastern time) for the Diversified Money Market and U.S. Government Money Market Funds, on any Business Day. Otherwise, the purchase order will be effective the next Business Day. Effectiveness of a purchase order on any Business Day is contingent on the Custodian's receipt of Federal funds before 11:00 a.m., Pacific time (2:00 p.m., Eastern time), on such day. The purchase price of Class S Shares is the net asset value per Share, which is expected to remain constant at $1.00. The net asset value per Share is calculated as of 10:00 a.m., Pacific time (1:00 p.m., Eastern time) each Business Day based on the amortized cost method. The net asset value per Share of a Fund is determined by dividing the total value of its investments and other assets, less any liabilities, by the total number of its outstanding Shares. HighMark Funds reserves the right to reject a purchase order when the Distributor or the Advisor determines that it is not in the best interest of HighMark Funds and/or Shareholder(s).

     Shares of the Funds are offered only to residents of states in which the shares are eligible for purchase.

How to Purchase By Mail

     You may purchase Sweep Shares of the Diversified Money Market, U.S. Government Money Market, 100% U.S. Treasury Money Market, and California Tax-Free Money Market Funds by completing and signing an Account Application form and mailing it, along with a check (or other negotiable bank instrument or money order) payable to "HighMark Funds," to the transfer agent at P. O. Box 8416, Boston, Massachusetts 02266-8416. All purchases made by check should be in U.S. dollars and made payable to "HighMark Funds." Third party checks, credit card checks or cash will not be accepted. You may purchase more Sweep Shares at any time by mailing payment also to the transfer agent at the above address. Orders placed by mail will be executed on receipt of your payment. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred.

     You may obtain Account Application Forms for the Diversified Money Market, U.S. Government Money Market, 100% U.S. Treasury Money Market, and California Tax-Free Money Market Funds by calling the Distributor at 1-800-433-6884.

How to Purchase By Wire

     You may purchase Sweep Shares of the Diversified Money Market, U.S. Government Money Market, 100% U.S. Treasury Money Market, and California Tax-Free Money Market Funds by wiring Federal funds, provided that your Account Application has been previously received. You must wire funds to the transfer agent and the wire instructions must include your account number. You must call the transfer agent at 1-800-433-6884 before wiring any funds. An order to purchase Sweep Shares by Federal funds wire will be deemed to have been received by a Fund on the Business Day of the wire; provided that the Shareholder wires funds to the transfer agent prior to 11:00 a.m., Pacific time (2:00 p.m., Eastern time). If the transfer agent does not receive the wire by 11:00 a.m., Pacific time (2:00 p.m. Eastern time), the order will be executed on the next Business Day.

How to Purchase Through Financial Institutions

     Sweep Shares of the Funds may be purchased through financial institutions, including the Advisor, that provide distribution assistance or Shareholder services. Sweep Shares purchased by persons ("Customers") through financial institutions may be held of record by the financial institution. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the transfer agent for effectiveness the same day. Customers should contact their financial institution for information as to that institution's procedures for transmitting purchase, exchange or redemption orders to HighMark Funds.

     Customers who desire to transfer the registration of Sweep Shares beneficially owned by them but held of record by a financial institution should contact the institution to accomplish such change.

     Depending upon the terms of a particular Customer account, a financial institution may charge a Customer account fees. Information concerning these services and any charges will be provided to the Customer by the financial institution.

Alternative Purchase Options

     Sweep Shares represent a Fund's interest in the portfolio of investments. The class has exclusive voting rights with respect to approvals of any Rule 12b-1 distribution plan related to that specific class. Sales personnel of broker-dealers distributing the Funds' shares, and other persons entitled to receive compensation for selling such shares, may receive differing compensation for selling Sweep Shares.

     Effective October 1, 1999, the Funds' Class S Shares will be offered on a continuous basis, at their next determined offering price, which is net asset value. There is no initial or contingent deferred sales charge on purchases of Class S Shares.

                               EXCHANGE PRIVILEGES

     As indicated under GENERAL INFORMATION--Description of HighMark Funds & Its Shares, certain Funds of HighMark Funds issue four classes of Shares (Class A and Class B Shares (collectively, "Retail Shares"), Class S Shares ("Sweep Shares") and Fiduciary Shares); as of the date of this Prospectus, the Distribution Plan and distribution fee payable thereunder are applicable only to such Fund's Retail and Sweep Shares. A Shareholder's eligibility to exchange into a particular class of Shares will be determined at the time of the exchange. The Shareholder must supply, at the time of the exchange, the necessary information to permit confirmation of qualification.

     Each Fund's Class S Shares may be exchanged for Class S Shares of the various other Funds of HighMark Funds which the Shareholder qualifies to purchase directly so long as the Shareholder maintains the applicable minimum account balance in each Fund in which he or she owns Class S Shares and satisfies the minimum initial and subsequent purchase amounts of the Fund into which the Shares are exchanged.

     Exchanges will be made on the basis of the relative net asset values of the Shares exchanged plus any applicable sales charge. Exchanges are subject to the terms and conditions stated herein and the terms and conditions stated in the respective prospectuses of the Funds.

     Certain entities (including Participating Organizations and Union Bank of California, N.A. and its affiliates), however, may charge customers a fee with respect to exchanges made on the customer's behalf. Information about these charges, if any, can be obtained by the entity effecting the exchange and this Prospectus should be read in conjunction with that information.

     A Shareholder wishing to exchange Shares in a Fund may do so by contacting the transfer agent at 1-800-433-6884. Exchanges will be effected on any Business Day at the net asset value of the Funds involved in the exchange next determined after the exchange request is received by the transfer agent.

     An exchange is considered to be a sale of Shares for federal income tax purposes on which a Shareholder may realize a capital gain or loss. Exchange privileges may be exercised only in those states where Shares of such other Funds of HighMark Funds may legally be sold. HighMark Funds may materially amend or terminate the exchange privileges described herein upon sixty days' notice.

                              REDEMPTION OF SHARES

     You may redeem your Shares of the Diversified Money Market, U.S. Government Money Market, 100% U.S. Treasury Money Market, and California Tax-Free Money Market Funds without charge on any Business Day. There is presently a $15 charge for wiring redemption proceeds to a Shareholder's designated account. Shares may be redeemed by mail, by telephone or through a pre-arranged systematic withdrawal plan. Investors who own Shares held by a financial institution should contact that institution for information on how to redeem Shares.

By Mail

     A written request for redemption of Shares of the Diversified Money Market, U.S. Government Money Market, 100% U.S. Treasury Money Market, and California Tax-Free Money Market Funds must be received by the transfer agent, P. O. Box 8416, Boston, Massachusetts 02266-8416 in order to constitute a valid redemption request.

     If the redemption request exceeds $5,000, or if the request directs the proceeds to be sent or wired to an address different from that of record, the transfer agent may require that the signature on the written redemption request be guaranteed. You should be able to obtain a signature guarantee from a bank, broker dealer, credit union, securities exchange or association, clearing agency or savings association. Notaries public cannot guarantee signatures. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption is for not more than $5,000 worth of Shares, (2) the redemption check is payable to the shareholder(s) of record, and
(3) the redemption check is mailed to the shareholder(s) at his or her address of record.

Telephone Transactions

     You may redeem your Shares of the Diversified Money Market, U.S. Government Money Market, 100% U.S. Treasury Money Market, and California Tax-Free Money Market Funds by calling the transfer agent at 1-800-433-6884. Under most circumstances, payments will be transmitted on the next Business Day following receipt of a valid request for redemption. You may have the proceeds mailed to your address or wired to a commercial bank account previously designated on your Account Application. There is no charge for having redemption proceeds mailed to you, but there is a $15 charge for wiring redemption proceeds.

     You may request a wire redemption for redemptions of Shares of the Diversified Money Market, U.S. Government Money Market, 100% U.S. Treasury Money Market, and California Tax-Free Money Market Funds in excess of $500 by calling the transfer agent at 1-800-433-6884 who will deduct a wire charge of $15 from the amount of the wire redemption. Shares cannot be redeemed by Federal Reserve wire on Federal holidays restricting wire transfers.

     Neither the transfer agent nor HighMark Funds will be responsible for any loss, liability, cost or expense for acting upon wire or telephone instructions that it reasonably believes to be genuine. HighMark Funds and the transfer agent will each employ reasonable procedures to confirm that instructions, communicated by telephone are genuine. Such procedures may include taping of telephone conversations.

     If market conditions are extraordinarily active or other extraordinary circumstances exist, and you experience difficulties placing redemption orders by telephone, you may wish to consider placing your order by mail.

Other Information Regarding Redemptions

     HighMark Funds is required to redeem for cash all full and fractional shares of HighMark Funds. The redemption price is the net asset value per share of a Fund (normally $1.00 per share).

     Redemption orders may be made any time before 8:00 a.m., Pacific time (11:00 a.m., Eastern time) for the California Tax-Free Money Market Fund, 9:00 a.m., Pacific time (12:00 noon, Eastern time) for the 100% U.S. Treasury Money Market Fund and 10:00 a.m., Pacific time (1:00 p.m., Eastern time) for the Diversified Money Market and U.S. Government Money Market Funds in order to receive that day's redemption price (i.e., the next determined net asset value per share). For redemption orders received before such times, payment will be made the same day by transfer of federal funds. Otherwise, payment will be made on the next Business Day. Redeemed Shares are not entitled to dividends declared the day the redemption order is effective. The Funds reserve the right to make payment on redemptions in securities rather than cash.

     Payment to the Shareholders for Shares redeemed will be made within seven days after the Transfer Agent receives the valid redemption request. At various times, however, a Fund may be requested to redeem Shares for which it has not yet received good payment; collection of payment may take ten or more days. In such circumstances, the redemption request will be rejected by the Fund. Once a Fund has received good payment for the Shares a Shareholder may submit another request for redemption.

     Due to the relatively high costs of handling small investments, each Fund reserves the right to redeem your Shares at net asset value, less any applicable contingent deferred sales charge, if your account in any Fund has a value of less than the minimum initial purchase amount. Accordingly, if you purchase Shares of any Fund in only the minimum investment amount, you may be subject to involuntary redemption if you redeem any Shares. Before any Fund exercises its right to redeem such Shares you will be given notice that the value of the Shares in your account is less than the minimum amount and will be allowed 60 days to make an additional investment in such Fund in an amount which will increase the value of the account to at least the minimum amount.

                                    DIVIDENDS

     The net income of each Fund is declared daily as a dividend to Shareholders of record at the close of business on the day of declaration. The net income attributable to a Fund's Sweep Shares and the dividends payable on Sweep Shares will be reduced by the distribution fee assessed against such Shares under the Distribution Plan (see SERVICE ARRANGEMENTS --The Distribution Plan below).

     Dividends with respect to each Fund are paid monthly in additional full and fractional Shares of the Fund at net asset value as of the date of payment, unless the Shareholder elects to receive such dividends in cash as described below. Shareholders will automatically receive all income dividends and capital gains distributions (if any) paid in respect of a Fund's Shares in additional full and fractional Shares of the same class. Shareholders wishing to receive their dividends in cash (or wishing to revoke a previously made election) must notify the transfer agent at P. O. Box 8416, Boston, MA 02266-8416, and such election (or revocation thereof) will become effective with respect to dividends having record dates after notice has been received. Dividends paid in additional Shares receive the same tax treatment as dividends paid in cash. Dividends are paid in cash not later than seven Business Days after a Shareholder's complete redemption of his or her Shares. Net realized capital gains, if any, are distributed at least annually to Shareholders of record.

                                FEDERAL TAXATION

     Each Fund intends to qualify for treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and to distribute substantially all of its net investment income so that it is not required to pay federal taxes on these amounts. Because all of the net investment income of the Diversified Money Market Fund, the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund and the California Tax-Free Money Market Fund is expected to be derived from interest, it is anticipated that no part of any distribution will be eligible for the federal dividends received deduction for corporations. The Funds are not managed to generate any long-term capital gains and, therefore, the Funds do not anticipate paying any significant "capital gains dividends" as described in the Code.

     Shareholders will be subject to federal income tax with respect to dividends paid by the Diversified Money Market Fund, the U.S. Government Money Market Fund and the 100% U.S. Treasury Money Market Fund (including any capital gains dividends). Dividends that are attributable to interest on U.S. Government obligations earned by the Funds may be exempt from state and local tax, and Shareholders should consult their own tax advisors to determine whether these dividends are eligible for the state and local tax exemption. Dividends (except to the extent attributable to gains or securities lending income) paid by the 100% U.S. Treasury Money Market Fund will be exempt from California and Oregon personal income taxes. HighMark Funds intends to advise Shareholders annually of the proportion of a Fund's dividends that consists of interest on U.S. Government obligations.

     Although it is unlikely that a Shareholder would recognize long-term capital gains in respect of his or her Fund Shares, such gains are, in the case of non-corporate Shareholders, generally subject to a tax rate of 20%.

     Exempt-interest dividends from the California Tax-Free Money Market Fund are excludable from gross income for federal income tax purposes. Such dividends may be taxable to Shareholders under state or local law as ordinary income even though all or a portion of the amounts may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such taxes. Shareholders are advised to consult a tax advisor with respect to whether exempt-interest dividends retain the exclusion if such Shareholder would be treated as a "substantial user" of a facility financed through certain private activity bonds or a "related person" to such user under the Code.

     Under the Code, interest on indebtedness incurred or continued by a Shareholder to purchase or carry Shares of the California Tax-Free Money Market Fund is not deductible for federal income tax purposes to the extent the Fund distributes exempt-interest dividends during the Shareholder's taxable year.

     Under the Code, if a Shareholder sells a Share of the California Tax-Free Money Market Fund after holding it for six months or less, any loss on the sale or exchange of such Share will be disallowed to the extent of the amount of any exempt-interest dividends that the Shareholder has received with respect to the Share that is sold.

     In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares.

     The California Tax-Free Money Market Fund may at times purchase Municipal Securities at a discount from the price at which they were originally issued. For federal income tax purposes, some or all of this market discount will be included in the California Tax-Free Money Market Fund's ordinary income and will be taxable to Shareholders as such when it is distributed to them.

     To the extent dividends paid to Shareholders are derived from taxable income (for example, from interest on certificates of deposit or repurchase agreements), or from long-term or short-term capital gains, such dividends will be subject to federal income tax, whether such dividends are paid in the form of cash or additional Shares. A Shareholder should consult his or her tax advisor for special advice.

     Under the Code, dividends attributable to interest on certain private activity bonds issued after August 7, 1986 must be included in alternative minimum taxable income for the purpose of determining liability (if any) for the federal alternative minimum tax. In addition, exempt-interest dividends will be included in a corporation's "adjusted current earnings" for purposes of the alternative minimum tax (except to the extent derived from interest on certain private activity bonds issued after August 7, 1986, which interest would already be included in alternative minimum taxable income as a specific item of tax preference). Shareholders of the California Tax-Free Money Market Fund receiving social security or railroad retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income (including exempt-interest dividends distributed by the California Tax-Free Money Market
Fund).

     If, at the close of each quarter of its taxable year, the California Tax-Free Money Market Fund continues to qualify for the special federal income tax treatment afforded regulated investment companies and at least 50% of the value of the Fund's total assets consists of California Exempt-Interest Securities, then "California-exempt interest dividends" attributable to these securities will be exempt from California personal income tax. A "California-exempt interest dividend" is any dividend distributed by the Fund to the extent that it is derived from the interest received by the Fund on California Exempt-Interest Securities (less related expenses) and designated as such by written notice to Shareholders. For further details, see the Statement of Additional Information. Dividends received by Shareholders subject to California state corporate franchise tax will be taxed as ordinary dividends notwithstanding that all or a portion of such dividends are exempt from California personal income tax. Distributions other than "California-exempt interest dividends" by the Fund to California residents will be subject to California personal income tax, whether or not such dividends are reinvested. Interest on indebtedness incurred or continued by a Shareholder in connection with the purchase of Shares of the California Tax-Free Money Market Fund will not be deductible for California personal income tax purposes if the Fund distributes California exempt-interest dividends.

     Additional information regarding federal and California taxes is contained in the Statement of Additional Information. However, the foregoing and the material in the Statement of Additional Information are only brief summaries of some of the important tax considerations generally affecting a money market fund and its Shareholders. In addition, the foregoing discussion and the federal and California tax information in the Statement of Additional Information are based on tax laws and regulations which are in effect as of the date of this Prospectus; these laws and regulations may subsequently change, and such changes could be retroactive. Shareholders will be advised at least annually as to the federal income tax status, and, in the case of Shareholders of the California Tax-Free Money Market Fund, as to the California income tax status, of distributions made during the year.

                              SERVICE ARRANGEMENTS

The Advisor

     Prior to September 1, 1998, Pacific Alliance, a division of Union Bank of California, N.A., served as the Funds' investment advisor. Effective September 1, 1998, Pacific Alliance was reorganized into a subsidiary of UnionBanCal Corporation, the holding company of Union Bank of California, N.A.. The new entity, which is called HighMark Capital Management, Inc. (the "Advisor"), is a California corporation registered under the Investment Adviser's Act of 1940.

     HighMark Capital Management, Inc. now serves as the Funds' investment advisor. Subject to the general supervision of HighMark Funds' Board of Trustees, the Advisor manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales and maintains the Funds' records relating to such purchases and sales.

     For the expenses assumed and services provided by the Advisor as each Fund's investment advisor, the Advisor receives a fee from the Diversified Money Market Fund, the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund and the California Tax-Free Money Market Fund, computed daily and paid monthly, at the annual rate of thirty one-hundredths of one percent (0.30%) of each Fund's average daily net assets. The Advisor may from time to time agree to voluntarily reduce its advisory fee. While there can be no assurance that the Advisor will choose to make such an agreement, any voluntary reductions in the Advisor's advisory fee will lower the Fund's expenses, and thus increase the Fund's yield and total return, during the period such voluntary reductions are in effect.

     During HighMark Funds' fiscal year ended July 31, 1998, Union Bank of California, N.A. received investment advisory fees from the Diversified Money Market Fund aggregating 0.30% of the Fund's average daily net assets, from the U.S. Government Money Market Fund aggregating 0.30% of the Fund's average daily net assets, from the 100% U.S. Treasury Money Market Fund aggregating 0.25% of the Fund's average daily net assets, and from the California Tax-Free Money Market Fund aggregating 0.10% of the Fund's average daily net assets.

     UnionBanCal Corporation, the parent of Union Bank of California, N.A., is a publicly held corporation, but is principally held by The Bank of Tokyo-Mitsubishi, Ltd. As of September 30, 1998, UnionBanCal Corporation and its subsidiaries had approximately $31.4 billion in consolidated assets. HighMark Capital Management, Inc., as of September 30, 1998, had approximately $16 billion of assets under management. The Advisor (and its predecessors), with a team of approximately 43 stock and bond research analysts, portfolio managers and traders, has been providing investment management services to individuals, institutions and large corporations since 1917.

Administrator

     SEI Investments Mutual Funds Services (the "Administrator") and HighMark Funds are parties to an administration agreement (the "Administration Agreement"). Under the terms of the Administration Agreement, the Administrator provides HighMark Funds with certain management services, including all necessary office space, equipment, personnel, and facilities.

     The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.20% of the average daily net assets of the Funds. The Administrator may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of a Fund's Class S Shares. Any such waiver is voluntary and may be terminated at any time in the Administrator's sole discretion. Currently, the Administrator has agreed to waive its fee to the rate of 0.18% of the average daily net assets of the Funds.

     Pursuant to a separate agreement with the Administrator, Union Bank of California, N.A. performs sub-administration services on behalf of each Fund, for which it receives a fee paid by the Administrator at the annual rate of up to 0.05% of the average daily net assets of the Funds. A description of the services performed by Union Bank of California, N.A. pursuant to this Agreement is contained in the Statement of Additional Information.

The Transfer Agent

     State Street Bank and Trust Company serves as the transfer agent, dividend disbursing agent, and as a shareholder servicing agent for the Sweep Shares of HighMark Funds, for which services it receives a fee.

Distributor

     SEI Investments Distribution Co. ("the Distributor") and HighMark Funds are parties to a distribution agreement for the Sweep Shares. The Distribution Agreement is renewable annually and may be terminated by the Distributor, by a majority vote of the Disinterested Trustees or by a majority vote of the outstanding securities of HighMark Funds upon not more than 60 days written notice by either party, or upon assignment by the Distributor.

The Distribution Plan

     Pursuant to HighMark Funds' Distribution Plan, each Fund pays the Distributor as compensation for its services in connection with the Distribution Plan a distribution fee, computed daily and paid monthly, equal to fifty-five one-hundredths of one percent (0.55%) of the average daily net assets attributable to that Fund's Sweep Shares.

     The Distributor may use the distribution fee applicable to a Fund's Sweep Shares to provide distribution assistance with respect to the sale of the Fund's Sweep Shares or to provide Shareholder services to the holders of the Fund's Sweep Shares. The Distributor may also use the distribution fee (i) to pay financial institutions and intermediaries (such as insurance companies and investment counselors but not including banks and savings and loan associations), broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the distribution of a Fund's Sweep Shares to their customers or (ii) to pay banks, savings and loan associations, other financial institutions and intermediaries, broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the provision of Shareholder services to their customers owning a Fund's Sweep Shares. All payments by the Distributor for distribution assistance or Shareholder services under the Distribution Plan will be made pursuant to an agreement between the Distributor and such bank, savings and loan association, other financial institution or intermediary, broker-dealer, or affiliate or subsidiary of the Distributor (a "Servicing Agreement"; banks, savings and loan associations, other financial institutions and intermediaries, broker-dealers, and the Distributor's affiliates and subsidiaries that may enter into a Servicing Agreement are hereinafter referred to individually as a "Participating Organization"). A Participating Organization may include Union Bank of California, N.A., its subsidiaries and its affiliates.

     Participating Organizations may charge customers fees in connection with investments in a Fund on their customers' behalf. Such fees would be in addition to any amounts the Participating Organization may receive pursuant to its Servicing Agreement. Under the terms of the Servicing Agreements, Participating Organizations are required to provide their customers with a schedule of fees charged directly to such customers in connection with investments in a Fund. Customers of Participating Organizations should read this Prospectus in light of the terms governing their accounts with the Participating Organization.

     The distribution fee under the Distribution Plan will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular year by the Distributor in connection with distribution assistance or Shareholder services rendered by the Distributor itself or incurred by the Distributor pursuant to the Servicing Agreements entered into under the Distribution Plan. The Distributor may from time to time voluntarily reduce its distribution fees with respect to a Fund in significant amounts for substantial periods of time pursuant to an agreement with HighMark Funds. While there can be no assurance that the Distributor will choose to make such an agreement, any voluntary reduction in the Distributor's distribution fees will lower such Fund's expenses, and thus increase such Fund's yield and total returns, during the period such voluntary reductions are in effect.

Banking Laws

     HighMark Capital Management, Inc. believes that it may perform the services for the Funds contemplated by its investment advisory agreement with HighMark Funds without a violation of applicable banking laws and regulations. Union Bank of California, N.A. also believes that it may perform sub-administration services on behalf of each Fund, for which it receives compensation from the Administrator, without a violation of applicable banking laws and regulations. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could change the manner in which Union Bank of California, N.A. or the Advisor could continue to perform services for the Funds. For a further discussion of applicable banking laws and regulations, see the Statement of Additional Information.

Custodian

     Union Bank of California, N.A. serves as the custodian and as a shareholder servicing agent for the Funds. The Custodian holds cash, securities and other assets of HighMark Funds as required by the 1940 Act.

     Services performed by Union Bank of California, N.A., as the Funds' shareholder servicing agent and custodian, as well as the basis of remuneration for such services, are described in the Statement of Additional Information.

                               GENERAL INFORMATION

Description of HighMark Funds & Its Shares

     HighMark Funds was organized as a Massachusetts business trust on March 10, 1987, and consists of fourteen series of Shares open for investment representing units of beneficial interest in HighMark Funds' Growth Fund, Income Equity Fund, Balanced Fund, Value Momentum Fund, Emerging Growth Fund, International Equity Fund, Small Cap Value Fund, Bond Fund, Intermediate-Term Bond Fund, California Intermediate Tax-Free Bond Fund, Diversified Money Market Fund, U.S. Government Money Market Fund, 100% U.S. Treasury Money Market Fund and California Tax-Free Money Market Fund. Shares of each Fund are freely transferable, are entitled to distributions from the assets of the Fund as declared by the Board of Trustees, and, if HighMark Funds were liquidated, would receive the a pro rata share of net assets attributable to that Fund. Shares are without par value.

     As noted above, pursuant to a Multiple Class Plan on file with the Securities and Exchange Commission permitting the issuance and sale of four classes of Shares in selected Funds, Shares of such Funds have been divided into four classes, designated Class A and Class B Shares (collectively "Retail Shares"), Class S Shares ("Sweep Shares") and Fiduciary Shares. For information regarding the Retail and Fiduciary Shares of the Funds, interested persons may contact the Distributor for a prospectus at 1-800-433-6884.

     Sweep Shares will be offered effective October 1, 1999, therefore, as of August 2, 1999, there was no person who beneficially owned more than 25% of the Class S Shares of the Diversified Money Market Fund, the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund, or the California Tax-Free Money Market Fund.

Performance Information

     From time to time, HighMark Funds may advertise the "yield" and "effective yield" with respect to the Sweep Shares of each Fund and a "tax-equivalent yield" and "tax-equivalent effective yield" for federal, California and Oregon income tax purposes with regard to the Sweep Shares of each of the 100% U.S. Treasury Money Market Fund and the California Tax-Free Money Market Fund. Performance information is computed separately for a Fund's Sweep and Fiduciary Shares in accordance with the formulas described below. Each yield figure is based on historical earnings and is not intended to indicate future performance.

     The "yield" of a Fund's Sweep Shares refers to the income generated by an investment in the class over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the class is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     The 100% U.S. Treasury Money Market Fund's tax-equivalent yield and tax-equivalent effective yield will reflect the amount of income subject to California or Oregon personal income taxation at the rate specified in the advertisement that a taxpayer would have to earn in order to obtain the same after tax income as that derived from the yield and effective yield of the Sweep class. The California Tax-Free Money Market Fund's tax-equivalent yield and tax-equivalent effective yield reflect the amount of income subject to federal income taxation and California personal income taxation at the rate specified in the advertisement that a taxpayer would have to earn in order to obtain the same after tax income as that derived from the yield and effective yield of the Sweep class.

     Tax-equivalent yields and tax-equivalent effective yields of the California Tax-Free Fund will be significantly higher than the yield and effective yield of that Fund.

     From time to time, HighMark Funds may advertise the aggregate total return and average annual total return of the Funds. The aggregate total return and average annual total return of each Fund may be quoted for the life of each Fund and for five-year and one-year periods, in each case, through the most recent calendar quarter. Aggregate total return is determined by calculating the change in the value of a hypothetical $1,000 investment in a Fund over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. The ending redeemable value includes dividends and capital gain distributions reinvested at net asset value. Average annual total return is calculated by annualizing a Fund's aggregate total return over the relevant number of years. The resulting percentage indicates the positive or negative investment results that an investor in a Fund would have experienced from changes in Share price and reinvestment of dividends and capital gain distributions. Average annual total return will reflect deduction of all charges and expenses.

     Each Fund may periodically compare its performance to the performance of: other mutual funds tracked by mutual-fund rating services (such as Lipper Analytical), financial and business publications and periodicals; broad groups of comparable mutual funds; unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or other investment alternatives. Certain Funds may advertise performance that includes results from periods in which the Fund's assets were managed in a non-registered predecessor vehicle.

Miscellaneous

     Shareholders will be sent unaudited semi-annual reports and annual reports audited by independent public accountants.

     Shareholders are entitled to one vote for each Share held in a Fund as determined on the record date for any action requiring a vote by the Shareholders, and a proportionate fractional vote for each fractional Share held. Shareholders of HighMark Funds will vote in the aggregate and not by series or class except (i) as otherwise expressly required by law or when HighMark Funds' Board of Trustees determines that the matter to be voted upon affects only the interests of the Shareholders of a particular series or particular class, and (ii) only Sweep Shares will be entitled to vote on matters submitted to a Shareholder vote relating to the Distribution Plan. HighMark Funds is not required to hold regular annual meetings of Shareholders, but may hold special meetings from time to time.

     HighMark Funds' Trustees are elected by Shareholders, except that vacancies may be filled by vote of the Board of Trustees. Trustees may be removed by the Board of Trustees, or by Shareholders at a meeting called for such purpose. For information about how Shareholders may call such a meeting and communicate with other Shareholders for that purpose, see ADDITIONAL INFORMATION--Miscellaneous in the Statement of Additional Information.

     Inquiries may be directed in writing to SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or by calling toll free 1-800-433-6884.

                      DESCRIPTION OF PERMITTED INVESTMENTS

     The following is a description of permitted investments for the HighMark Money Market Funds.

     ASSET-BACKED SECURITIES (NON-MORTGAGE)--Debt Instruments secured by company receivables, truck and auto loans, leases, and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. The purchase of non-mortgage asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities.

            Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to substantial prepayment risk, which may reduce the overall return to certificate holders. Nevertheless, principal prepayment rates tend not to vary as much in response to changes in interest rates and the short-term nature of the underlying car loans or other receivables tend to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. The credit quality of most asset-backed commercial paper depends primarily on the credit quality of the assets underlying such securities, no matter how well the entity issuing the security is insulated from the credit risk of the originator (or any other affiliated entities), and the amount and quality of any credit support provided to the securities pool. Asset-backed commercial paper is often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on these underlying assets to make payments, such securities may contain elements of credit support. If consistent with their investment objectives and policies, the Money Market Funds may invest in other asset-backed securities that may be developed in the future.

     BANKERS' ACCEPTANCES--Bills of exchange or time drafts drawn on and accepted by commercial banks. They are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

     CERTIFICATES OF DEPOSIT--Negotiable interest-bearing instruments with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

     COMMERCIAL PAPER--Unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days to nine months. Purchase of such instruments involves a risk of default by the issuer.

     DERIVATIVES--Instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options (e.g., puts and calls), options on futures, swap agreements, and some mortgage-backed securities (CMOs, REMICs, IOs and POs). See elsewhere in this "DESCRIPTION OF PERMITTED INVESTMENTS" for discussions of these various instruments, and see "INVESTMENT OBJECTIVES" and "INVESTMENT POLICIES" for more information about any policies and limitations applicable to their use.

     INVESTMENT GRADE BONDS--Interest-bearing or discounted government or corporate securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. Investment grade bonds are those rated BBB or better by S&P or Baa or better by Moody's or similarly rated by other NRSROs, or, if not rated, determined to be of comparable quality by the Advisor.

     LOAN PARTICIPATIONS--Loan participations are interests in loans to U.S. corporations (i.e., borrowers) which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member ("intermediary bank"). In a loan participation, the borrower of the underlying loan will be deemed to be the issuer of the participation interest (except to the extent a purchasing Fund derives its rights from the intermediary bank). Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risks associated with the underlying corporate borrower. In addition, in the event the underlying corporate borrower fails to pay principal and interest when due, a Fund may encounter delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower because it may be necessary under the terms of the loan participation, for the Fund to assert its rights against the borrower through the intermediary bank. Moreover, under the terms of a loan participation, the purchasing Fund may be regarded as a creditor of the intermediary bank (rather than of the underlying corporate borrower), so that a Fund may also be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participations is limited, and any such participation purchased by a Fund may be regarded as illiquid.

     MUNICIPAL FORWARDS--Municipal Forwards are forward commitments for the purchase of tax-exempt bonds with a specified coupon to be delivered by an issuer at a future date, typically exceeding 45 days but normally less than one year after the commitment date. Municipal forwards are normally used as a refunding mechanism for bonds that may only be redeemed on a designated future date. As with forward commitments and when-issued securities, municipal forwards are subject to market fluctuations due to changes, real or anticipated, in market interest rates between the commitment date and the settlement date and will have the effect of leveraging the Fund's assets. Municipal forwards may be considered to be illiquid investments. The Fund will maintain liquid, high-grade securities in a segregated account in an amount at least equal to the purchase price of the municipal forward.

     MUNICIPAL SECURITIES--Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, tolls from a toll bridge, for example. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

     PARTICIPATION INTERESTS--Participation interests are interests in municipal securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from federal income tax. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying municipal securities.

     RECEIPTS--Interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of such receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TR's"), "Treasury Investment Growth Receipts" ("TIGR's"), and "Certificates of Accrual on Treasury Securities" ("CATS"). TR's, TIGR's and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying securities. See also "FEDERAL TAXATION."

     REPURCHASE AGREEMENTS--Agreements whereby a Fund will acquire securities from approved financial institutions or registered broker-dealers that agree to repurchase the securities at a mutually agreed-upon date and price. The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value equal to 102% of the resale price stated in the agreement. Repurchase agreements involving government securities are not subject to a Fund's fundamental investment limitation on purchasing securities of any one issuer. If the seller defaults on its repurchase obligation or becomes insolvent, the Fund holding such obligations would suffer a loss to the extent that either the proceeds from a sale of the underlying portfolio securities were less than the repurchase price or the Fund's disposition of the securities was delayed pending court action. Securities subject to repurchase agreements will be held by a qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940 (the "1940 Act").

     REVERSE REPURCHASE AGREEMENTS--A Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements, provided such action is consistent with the Fund's investment objective and fundamental investment restrictions; as a matter of non-fundamental policy, each Fund intends to limit such investments to no more than 10% of the value of its total assets. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities to financial institutions such as banks or to broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high-quality debt securities consistent with the Fund's investment objective having a value equal to 102% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that an equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

     RULE 144A SECURITIES--Rule 144A Securities are securities that have not been registered under the Securities Act of 1933, but which may be traded between certain qualified institutional investors, including investment companies. The absence of a secondary market may affect the value of the Rule 144A Securities. The Board of Trustees of the Group has established guidelines and procedures to be utilized to determine the liquidity of such securities.

     SECURITIES ISSUED ON A FORWARD COMMITMENT BASIS OR WHEN-ISSUED SECURITIES--Securities purchased for delivery beyond the normal settlement date at a stated price and yield and which thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. When a Fund agrees to purchase when-issued securities or enter into forward commitments, the Group's custodian will be instructed to set aside cash or liquid portfolio securities equal to the amount of the commitment in a segregated account. A Fund will generally not pay for such securities and no income will accrue on the securities until they are received. These securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Therefore, the purchase of securities on a "when-issued" basis or forward commitments may increase the risk of fluctuations in a Fund's net asset value.

     SECURITIES LENDING--During the time portfolio securities are on loan from a Fund, the borrower will pay the Fund any dividends or interest paid on the securities. In addition, loans will be subject to termination by the Fund or the borrower at any time and, while a Fund will generally not have the right to vote securities on loan, it will terminate the loan and regain the right to vote if that is considered important with respect to the investment. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, a Fund will receive 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by the lending agent, with oversight by the Advisor, and, should the market value of the loaned securities increase, the borrower will be required to furnish additional collateral to the Fund.

     SECURITIES SUBJECT TO A PUT FEATURE--A "put" feature permits a Fund to sell a fixed income security at a fixed price prior to maturity. The underlying fixed income securities subject to a put may be sold at any time at the market rates. However, unless the put was an integral part of the fixed income security as originally issued, it may not be marketable or assignable. Generally, a premium is paid for a put feature or a put feature is purchased separately which results in a lower yield than would otherwise be available for the same fixed income securities.

     TAX-EXEMPT COMMERCIAL PAPER--Commercial paper, which is commercial paper issued by governments and political sub-divisions.

     TIME DEPOSITS--Non-negotiable receipts issued by U.S. or foreign banks in exchange for the deposit of funds. Like certificates of deposit, they earn a specified rate of interest over a definite period of time; however, they cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

     U.S. GOVERNMENT AGENCY SECURITIES--Certain Federal agencies have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the U.S. Treasury. The issues of other agencies are supported only by the credit of the instrumentality (e.g., FNMA securities).

     U.S. TREASURY OBLIGATIONS--Bills, notes, and bonds issued by the U.S. Treasury, as well as separately traded interest and principal component parts of such obligations known as Separately Traded Registered Interest and Principal Securities ("STRIPS") that are transferable through the Federal book-entry system.

     U.S. Government Securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from otherwise comparable corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will in many cases not affect interest income on existing portfolio securities, but will be reflected in the Fund's net asset value. Because the magnitude of these fluctuations will generally be greater at times when a Fund's average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer-term securities.

     VARIABLE AMOUNT MASTER DEMAND NOTES--Unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between HighMark Funds and the issuer, they are not normally traded. Although there is no secondary market in these notes, the Fund may demand payment of principal and accrued interest at specified intervals. For purposes of the Fund's investment policies, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

     VARIABLE AND FLOATING RATE INSTRUMENTS--Obligations that may carry variable or floating rates of interest, may involve conditional or unconditional demand features and may include variable amount master demand notes. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.

     YANKEE BONDS--Dollar-denominated securities issued by foreign-domiciled issuers that obligate the issuer to pay the bondholder a specified sum of money, usually semiannually, and to repay the principal amount of the loan at maturity. Sovereign bonds are bonds issued by the governments of foreign countries. Supranational bonds are those issued by supranational entities, such as the World Bank and European Investment Bank. Canadian bonds are bonds issued by Canadian provinces.

     ZERO-COUPON OBLIGATIONS--Non-income producing securities evidencing ownership of future interest and principal payments on bonds. These obligations pay no current interest and are typically sold at prices greatly discounted from par value. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price.

     For federal income tax purposes, the difference between the par value and the original issue price (original issue discount) is included in the income of a holder of a zero-coupon obligation over the term of the obligation even though the interest is not paid until maturity. The amount included in income is determined under a constant interest rate method. In addition, if an obligation is purchased subsequent to its original issue, a holder such as the Income Funds may elect to include market discount in income currently on a ratable accrual method or a constant interest rate method. Market discount is the difference between the obligation's "adjusted issue price" (the original issue price plus original issue discount accrued to date) and the holder's purchase price. If no such election is made, gain on the disposition of a market discount obligation is treated as ordinary income (rather than capital gain) to the extent it does not exceed the accrued market discount.

     Zero-coupon obligations have greater price volatility than other fixed-income obligations of similar maturity and such obligations will be purchased when the yield spread, in light of the obligation's duration, is considered advantageous.

                           HIGHMARK MONEY MARKET FUNDS

                            INVESTMENT PORTFOLIOS OF
                                 HIGHMARK FUNDS
                   For further information (including current
                  yield, purchase and redemption information),
                               call 1-800-433-6884

INVESTMENT ADVISOR

HighMark Capital Management, Inc.
475 Sansome Street
San Francisco, CA 94104

CUSTODIAN

Union Bank of California, N.A.
475 Sansome Street
San Francisco, CA 94104

ADMINISTRATOR & DISTRIBUTOR

SEI Investments Mutual Funds Services
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

LEGAL COUNSEL

Ropes & Gray
1301 K Street, N.W., Suite 800 East
Washington, D.C.  20005

AUDITORS

Deloitte & Touche LLP
50 Fremont Street
San Francisco, CA 94105-2230

For further information call 1-800-433-6884 or visit our web site at www.highmark-funds.com

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY HIGHMARK FUNDS OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY HIGHMARK FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

NOT FDIC INSURED

                                 HIGHMARK FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                               NOVEMBER 30, 1998,

                            AS AMENDED AUGUST 2, 1999

       This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectuses of the HighMark Funds and the HighMark Money Market Funds, each of which is dated November 30, 1998, and the Prospectus of the HighMark Money Market Funds-Class S Shares, dated November 30, 1998, as amended August 2, 1999 (collectively, the "Prospectuses") and any supplements thereto. This Statement of Additional Information is incorporated in its entirety into the Prospectuses. Copies of the Prospectuses may be obtained by writing the Distributor, SEI Investments Distribution Co., at 1 Freedom Valley Drive, Oaks, Pennsylvania, 19456, or by telephoning toll free 1-800-433-6884. Capitalized terms used but not defined herein have the same meanings as set forth in the Prospectuses.

                                TABLE OF CONTENTS

                                                                                                Page
                                                                                                ----
HIGHMARK FUNDS.....................................................................................3
INVESTMENT OBJECTIVES AND POLICIES.................................................................4
ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS....................................................4
     Bank Instruments..............................................................................4
     Commercial Paper and Variable Amount Master Demand Notes......................................5
     Lending of Portfolio Securities...............................................................5
     Repurchase Agreements.........................................................................6
     Reverse Repurchase Agreements.................................................................6
     U.S. Government Obligations...................................................................7
     Mortgage-Related Securities...................................................................7
     Adjustable Rate Notes.........................................................................9
     Municipal Securities.........................................................................10
     Investments in California Municipal Securities by the California Tax-Free Money
           Market Fund and the California Intermediate Tax-Free Bond Fund.........................13
     Puts.........................................................................................15
     Shares of Mutual Funds.......................................................................16
     When-Issued Securities and Forward Commitments...............................................16
     Zero-Coupon Securities.......................................................................17
     Options (Puts and Calls) on Securities.......................................................17
     Covered Call Writing.........................................................................17
     Purchasing Call Options......................................................................19
     Purchasing Put Options.......................................................................19
     Options in Stock Indices.....................................................................19
     Risk Factors in Options Transactions.........................................................20
     Futures Contracts on Securities and Related Options..........................................21
     Futures Contracts on Securities..............................................................21
     Options on Securities' Futures Contracts.....................................................23
     Risk of Transactions in Securities' Futures Contracts and Related Options....................23
     Index Futures Contracts......................................................................24
     Options on Index Futures Contracts...........................................................25
     U.S. Dollar Denominated Obligations of Securities of Foreign Issuers.........................25
     Foreign Currency Transactions................................................................26
     Transaction Hedging..........................................................................26
     Position Hedging.............................................................................26
     Currency Forward and Futures Contracts.......................................................27
     General Characteristics of Currency Futures Contracts........................................28
     Foreign Currency Options.....................................................................29
     Foreign Currency Conversion..................................................................29
     Standard & Poor's Depository Receipts ("SPDRs")..............................................29

     High Yield Securities........................................................................30
     High Quality Investments with Regard to the Money Market Funds...............................31
     Illiquid Securities..........................................................................33
INVESTMENT RESTRICTIONS...........................................................................33
     Voting Information...........................................................................42
PORTFOLIO TURNOVER................................................................................43
VALUATION.........................................................................................43
VALUATION OF THE MONEY MARKET FUNDS...............................................................43
VALUATION OF THE EQUITY FUNDS AND THE FIXED INCOME FUNDS..........................................44
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION....................................................44
     ADDITIONAL FEDERAL TAX INFORMATION...........................................................45
     ADDITIONAL TAX INFORMATION CONCERNING THE CALIFORNIA
           TAX-FREE MONEY MARKET FUND AND THE CALIFORNIA
           INTERMEDIATE TAX-FREE BOND FUND........................................................47
     FOREIGN TAXES................................................................................51
MANAGEMENT OF HIGHMARK FUNDS......................................................................51
     TRUSTEES AND OFFICERS........................................................................51
     INVESTMENT ADVISOR...........................................................................56
     THE SUB-ADVISORS.............................................................................58
     PORTFOLIO TRANSACTIONS.......................................................................59
     GLASS-STEAGALL ACT...........................................................................61
     ADMINISTRATOR AND SUB-ADMINISTRATOR..........................................................62
     SHAREHOLDER SERVICES PLANS...................................................................65
     EXPENSES.....................................................................................66
     DISTRIBUTOR..................................................................................66
           The Distribution Plans.................................................................66
     TRANSFER AGENT AND CUSTODIAN SERVICES........................................................67
     AUDITORS.....................................................................................68
     LEGAL COUNSEL................................................................................68
ADDITIONAL INFORMATION............................................................................69
     DESCRIPTION OF SHARES........................................................................69
     SHAREHOLDER AND TRUSTEE LIABILITY............................................................70
     THE REORGANIZATION OF THE IRA FUND AND HIGHMARK FUNDS........................................71
     CALCULATION OF PERFORMANCE DATA..............................................................71
     MISCELLANEOUS................................................................................78
APPENDIX..........................................................................................95
FINANCIAL STATEMENTS.............................................................................101

                       STATEMENT OF ADDITIONAL INFORMATION

                                 HIGHMARK FUNDS

       HighMark Funds is a diversified, open-end management investment company. HighMark Funds presently consists of fourteen series of Shares, representing units of beneficial interest in the HighMark Growth Fund, the HighMark Income Equity Fund, the HighMark Balanced Fund, the HighMark Value Momentum Fund, the HighMark Emerging Growth Fund, the HighMark International Equity Fund, the HighMark Small Cap Value Fund, the HighMark Bond Fund, the HighMark Intermediate-Term Bond Fund, the HighMark California Intermediate Tax-Free Bond Fund, the HighMark Diversified Money Market Fund, the HighMark U.S. Government Money Market Fund, the HighMark 100% U.S. Treasury Money Market Fund, and the HighMark California Tax-Free Money Market Fund. The HighMark Small Cap Value Fund commenced operations on September 14, 1998. The HighMark Value Momentum Fund, the HighMark Emerging Growth Fund, the HighMark International Equity Fund, the HighMark Intermediate-Term Bond Fund, and the HighMark California Intermediate Tax-Free Bond Fund commenced operations in HighMark Funds on April 28, 1997. The HighMark Balanced Fund commenced operations on November 14, 1993 and the HighMark Growth Fund commenced operations on November 18, 1993. The HighMark Income Equity Fund and the HighMark Bond Fund commenced operations on June 23, 1988 as a result of the reorganization of the Income Equity Portfolio and the Bond Portfolio, respectively, of the IRA Collective Investment Fund (the "IRA Fund") described under "ADDITIONAL INFORMATION - The Reorganization of the IRA Fund and HighMark Funds" below. The HighMark Diversified Money Market Fund, the HighMark U.S. Government Money Market Fund and the HighMark 100% U.S. Treasury Money Market Fund commenced operations on August 10, 1987. The HighMark California Tax-Free Money Market Fund commenced operations on August 11, 1987.

       As described in the Prospectuses, selected Funds of HighMark Funds have been divided into four classes of Shares (designated Class A and Class B Shares (collectively "Retail Shares") Class S Shares ("Sweep Shares") and Fiduciary Shares) for purposes of HighMark Funds' Distribution and Shareholder Services Plans (the "Distribution Plans"), which Distribution Plans apply only to such Funds' Retail Shares. Retail Shares, Sweep Shares and Fiduciary Shares are sometimes herein referred to collectively as "Shares".

       The Diversified Money Market Fund, the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund, and the California Tax-Free Money Market Fund are sometimes herein referred to as the "Money Market Funds." The Growth, Income Equity, Balanced, Value Momentum, Blue Chip Growth, Emerging Growth, International Equity and Small Cap Value Funds are sometimes referred to herein as the "Equity Funds." The Bond, Intermediate-Term Bond, Government Securities, Convertible Securities, and California Intermediate Tax-Free Bond Funds are sometimes referred to herein as the "Fixed Income Funds." The Income Equity Portfolio and the Bond Portfolio of the IRA Fund (which were reorganized into certain Funds of HighMark Funds as described above) are sometimes referred to herein as the "IRA Fund Portfolios."

       Much of the information contained herein expands upon subjects discussed in the Prospectuses for the respective Funds. No investment in Shares of a Fund should be made without first reading that Fund's Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

       The following policies supplement the investment objectives and policies of each Fund of HighMark Funds as set forth in the respective Prospectus for that Fund.

                 ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

       1. Bank Instruments. Consistent with its investment objective, policies, and restrictions, each Fund (other than the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund, and the California Tax-Free Money Market Fund) may invest in bankers' acceptances, certificates of deposit, and time deposits.

       Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise that are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments in bankers' acceptances will be limited to those guaranteed by domestic and foreign banks having, at the time of investment, total assets of $1 billion or more (as of the date of the institution's most recently published financial statements).

       Certificates of deposit and time deposits represent funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

       Investments in certificates of deposit and time deposits may include Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETDs"), which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTDs"), which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian banks. All investments in certificates of deposit and time deposits will be limited to those (a) of domestic and foreign banks and savings and loan associations which, at the time of investment, have total assets of $1 billion or more (as of the date of the institution's most recently published financial statements) or (b) the principal amount of which is insured by the Federal Deposit Insurance Corporation.

       There is no limitation on the Diversified Money Market Fund's ability to invest in domestic certificates of deposit, bankers' acceptances or other bank instruments in connection with the Fund's fundamental investment restriction governing concentration in the securities of one or more issuers conducting their principal business activities in the same industry. For purposes of this exception to the Fund's fundamental investment restriction, domestic certificates of deposit and bankers' acceptances include those issued by domestic branches of foreign banks to the extent permitted by the rules and regulations of the Securities and Exchange Commission staff. These rules and regulations currently permit U.S. branches of foreign banks to be considered domestic banks if it can be demonstrated that they are subject to the same regulation as U.S. banks.

       2. Commercial Paper and Variable Amount Master Demand Notes. Consistent with its investment objective, policies, and restrictions, each Fund (other than the U.S. Government Money Market Fund and the 100% U.S. Treasury Money Market
Fund) may invest in commercial paper (including Section 4(2) commercial paper) and variable amount master demand notes. Commercial paper consists of unsecured promissory notes issued by corporations normally having maturities of 270 days or less. These investments may include Canadian Commercial Paper, which is U.S. dollar denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.

       Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. A variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

       3. Lending of Portfolio Securities. In order to generate additional income, each Fund (other than the California Tax-Free Money Market Fund and the 100% U.S. Treasury Money Market Fund) may lend its portfolio securities to broker-dealers, banks or other institutions. During the time portfolio securities are on loan from a Fund, the borrower will pay the Fund any dividends or interest paid on the securities. In addition, loans will be subject to termination by the Fund or the borrower at any time. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, a Fund will receive at least 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by the lending agent, with oversight by HighMark Capital Management, Inc. (the "Advisor"), and, should the market value of the loaned securities increase, the borrower will be required to furnish additional collateral to the Fund. A Fund

(other than the California Tax-Free Money Market Fund and the 100% U.S. Treasury Money Market Fund) may lend portfolio securities in an amount representing up to 33 1/3% of the value of the Fund's total assets.

       4. Repurchase Agreements. Securities held by each Fund (other than the 100% U.S. Treasury Money Market Fund) may be subject to repurchase agreements. As a matter of non-fundamental policy, the California Tax-Free Money Market Fund intends to limit investments in repurchase agreements to no more than 5% of the value of its total assets.

       Under the terms of a repurchase agreement, a Fund will deal with financial institutions such as member banks of the Federal Deposit Insurance Corporation having, at the time of investment, total assets of $100 million or more and from registered broker-dealers that the Advisor deems creditworthy under guidelines approved by HighMark Funds' Board of Trustees. Under a repurchase agreement, the seller agrees to repurchase the securities at a mutually agreed-upon date and price, and the repurchase price will generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than 102% of the repurchase price (including accrued interest) and the Custodian, with oversight by the Advisor, will monitor the collateral's value daily and initiate calls to request that collateral be restored to appropriate levels. In addition, securities subject to repurchase agreements will be held in a segregated custodial account.

       If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that either the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement or the Fund's disposition of the underlying securities was delayed pending court action. Additionally, although there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by the seller or its receiver or trustee in bankruptcy, to retain the underlying securities, HighMark Funds' Board of Trustees believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Fund if presented with the question. Securities subject to repurchase agreements will be held by HighMark Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

       5. Reverse Repurchase Agreements. Each Fund (other than the 100% U.S. Treasury Money Market Fund) may borrow funds for temporary purposes by entering into reverse repurchase agreements, provided such action is consistent with the Fund's investment objective and fundamental investment restrictions; as a matter of non fundamental policy, each Fund intends to limit total borrowings under reverse repurchase agreements to no more than 10% of the value of its total assets. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities to financial institutions such as banks or to broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high-quality debt securities consistent with the Fund's investment objective having a value equal to 102% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that an equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

       6. U.S. Government Obligations. With the exception of the 100% U.S. Treasury Money Market Fund, which may invest only in direct U.S. Treasury obligations, each Fund may, consistent with its investment objective, policies, and restrictions, invest in obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

       For information concerning mortgage-related securities issued by certain agencies or instrumentalities of the U.S. Government, see "Mortgage-Related Securities" below.

       7. Mortgage-Related Securities. As indicated in the Money Market Funds' Prospectus, the Diversified Money Market Fund and the U.S. Government Money Market Fund may each invest in mortgage-related securities issued by the Government National Mortgage Association ("GNMA") representing GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"). The Fixed Income Funds and the Balanced Fund may also, consistent with each such Fund's investment objective and policies, invest in Ginnie Maes and in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies, or its instrumentalities or, those issued by nongovernmental entities. In addition, the Fixed Income Funds and the Balanced Fund may invest in collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

       Mortgage-related securities represent interests in pools of mortgage loans assembled for sale to investors. Mortgage-related securities may be assembled and sold by certain governmental agencies and may also be assembled and sold by nongovernmental entities such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because in periods of declining interest rates the mortgages underlying the security are prone to prepayment. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

       There are a number of important differences both among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities themselves. As noted above, Ginnie Maes are issued by GNMA, which is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes are guaranteed as to the timely payment of principal and interest by GNMA and GNMA's guarantee is backed by the full faith and credit of the U.S. Treasury. In addition, Ginnie Maes are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under GNMA's guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the U.S. Treasury. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the U.S. Government, created pursuant to an Act of Congress, which is owned entirely by the Federal Home Loan Banks. Freddie Macs are not guaranteed by the U.S. Treasury or by any Federal Home Loan Banks and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

       CMOs in which the Fixed Income Funds and the Balanced Fund may invest represent securities issued by a private corporation or a U.S. Government instrumentality that are backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series that have different maturities and that may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of a CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of a CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.

       REMICs in which the Fixed Income Funds and the Balanced Fund may invest are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

       8. Adjustable Rate Notes. Consistent with its investment objective, policies, and restrictions, each Fund (other than the 100% U.S. Treasury Money Market Fund) may invest in "adjustable rate notes," which include variable rate notes and floating rate notes. For Money Market Fund purposes, a variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and that, upon such readjustment, can reasonably be expected to have a market value that approximates its amortized cost; the degree to which a variable rate note's market value approximates its amortized cost subsequent to readjustment will depend on the frequency of the readjustment of the note's interest rate and the length of time that must elapse before the next readjustment. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and that, at any time, can reasonably be expected to have a market value that approximates its amortized cost. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may seek to resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security. Such security will be subject to a Fund's non fundamental 15% (10% in the case of the Money Market Funds) limitation governing investments in "illiquid" securities, unless such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days of the Fund's demand. See "INVESTMENT RESTRICTIONS" below.

       Maturities for variable and adjustable rate notes held in the Money Market Funds will be calculated in compliance with the provisions of Rule 2a-7, as it may be amended from time to time.

       As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on not more than thirty days' notice or at specified intervals, not exceeding 397 days and upon not more than thirty days' notice.

       9. Municipal Securities. As defined in the Prospectuses, under normal market conditions, at least 80% of the total assets of the California Tax-Free Money Market Fund and 80% of the total assets of the California Intermediate Tax-Free Bond Fund will be invested in Municipal Securities, the interest on which is both excluded from gross income for federal income tax and California personal income tax purposes and not treated as a preference item for individuals for purposes of the federal alternative minimum tax. The California Intermediate Tax-Free Bond Fund invests in Municipal Securities of varying maturities, which are rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization ("NRSRO") or are determined by the Advisor to be of comparable quality. The California Tax-Free Money Market Fund invests only in Municipal Securities with remaining maturities of 397 days or less, and which, at the time of purchase, possess the highest short-term rating from at least one NRSRO or are determined by the Advisor to be of comparable quality.

       Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and public entities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term Municipal Securities if the interest paid thereon is (i) excluded from gross income for federal income tax purposes and (ii) not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

       As described in the Prospectuses, the two principal classifications of Municipal Securities consist of "general obligation" and "revenue" issues. In general, only general obligation bonds are backed by the full faith and credit and general taxing power of the issuer. There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer (or other entity whose financial resources are supporting the Municipal Securities), general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating(s) of the issue. In this regard, it should be emphasized that the ratings of any NRSRO are general and are not absolute standards of quality; Municipal Securities with the same maturity, interest rate and rating(s) may have different yields while Municipal Securities of the same maturity and interest rate with a different rating(s) may have the same yield.

       An issuer's obligations with respect to its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes or otherwise raise revenues. Certain of the Municipal Securities may be revenue securities and dependent on the flow of revenue, generally in the form of fees and charges. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions, including a decline in property value or a destruction of uninsured property due to natural disasters.

       In addition, in accordance with its investment objective, each Fund may invest in private activity bonds, which may constitute Municipal Securities depending upon the federal income tax treatment of such bonds. Such bonds are usually revenue bonds because the source of payment and security for such bonds is the financial resources of the private entity involved; the full faith and credit and the taxing power of the issuer in normal circumstances will not be pledged. The payment obligations of the private entity also will be subject to bankruptcy and similar debtor's rights, as well as other exceptions similar to those described above. Moreover, the Funds may invest in obligations secured in whole or in part by a mortgage or deed of trust on real property located in California that are subject to the "anti-deficiency" legislation discussed below.

       The Funds may also invest indirectly in Municipal Securities by purchasing the shares of tax-exempt money market mutual funds. Such investments will be made solely for the purpose of investing short-term cash on a temporary tax-exempt basis and only in those funds with respect to which the Advisor believes with a high degree of certainty that redemption can be effected within seven days of demand. Additional limitations on investments by the Funds in the shares of other tax-exempt money market mutual funds are set forth under "Investment Restrictions" below.

       Certain Municipal Securities in the Funds may be obligations that are payable solely from the revenues of health care institutions, although the obligations may be secured by real or personal property of such institutions. Certain provisions under federal and California law may adversely affect such revenues and, consequently, payment on those Municipal Securities.

       Certain Municipal Securities in which the Funds may invest may be obligations that are secured in whole or in part by a mortgage or deed of trust on real property. California has certain statutory provisions that limit the remedies of a creditor secured by a mortgage or deed of trust. Two of the provisions limit a creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. A third statutory provision, commonly known as the "single action" rule, has two aspects, an "affirmative defense aspect" and a "sanction aspect." The "affirmative defense" aspect limits creditors secured by real property to a single legal action for recovery of their debt, and that single action must be a judicial foreclosure action against their real property security. Under the "sanction" aspect, if the real estate-secured creditor proceeds by legal action other than judicial foreclosure, the creditor loses its lien on the real property security and, in some instances, the right to recover its debt. Another statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale.

       Upon the default under a mortgage or deed of trust with respect to California real property, a creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to certain procedural requirements whereby the effective minimum period for foreclosing on a mortgage or deed of trust is generally four to five months after the initial default and such foreclosure could be further delayed by bankruptcy proceedings initiated by the debtor. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations. Following a creditor's non-judicial foreclosure under a power of sale, no deficiency judgment is available. This limitation, however, does not apply to bonds authorized or permitted to be issued by the Commissioner of Corporations, or which are made by a public utility subject to the Public Utilities Act.

       Certain Municipal Securities in the Funds may be obligations that finance the acquisition of mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from home mortgages and are subject to California's statutory limitations applicable to obligations secured by real property, as described above. Under California anti-deficiency legislation, there is no personal recourse against a mortgagor of a dwelling of no more than four units, at least one of which is occupied by such a mortgagor, where the dwelling has been purchased with the loan that is secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure. In the event that this purchase money anti-deficiency rule applies to a loan secured by a mortgage or deed of trust, and the value of the property subject to that mortgage or deed of trust has been substantially reduced because of market forces or by an earthquake or other event for which the mortgagor or trustor carried no insurance, upon default, the issuer holding that loan nevertheless would be entitled to collect no more on its loan than it could obtain from the foreclosure sale of the property.

       Legislation has been introduced from time to time regarding the California state personal income tax status of interest paid on Municipal Securities issued by the State of California and its local governments and held by investment companies such as the California Tax-Free

Money Market Fund and the California Intermediate Tax-Free Bond Fund. The Funds can not predict what legislation relating to Municipal Securities, if any, may be proposed in the future or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially adversely affect the availability of Municipal Securities generally, as well as the availability of Municipal Securities issued by the State of California and its local governments specifically, for investment by the Funds and the liquidity and value of their portfolios. In such an event, each Fund would re-evaluate its investment objective and policies and consider changes in its structure or possible dissolution. See "Investments in California Municipal Securities by the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund" below.

       10. Investments in California Municipal Securities by the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund. The following information is a general summary intended to give a recent historical description, and is not a discussion of any specific factors that may affect any particular issuer of California Municipal Securities. The information is not intended to indicate continuing or future trends in the condition, financial or otherwise, of California.

       Because each Fund expects to invest substantially all of its assets in California Municipal Securities, it will be susceptible to a number of complex factors affecting the issuers of California Municipal Securities, including national and local political, economic, social, environmental, and regulatory policies and conditions. The Funds cannot predict whether or to what extent such factors or other factors may affect the issuers of California Municipal Securities, the market value or marketability of such securities or the ability of the respective issuers of such securities to pay interest on, or principal of, such securities. The creditworthiness of obligations issued by a local California issuer may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no responsibility on the part of the State of California to make payments on such local obligations.

       During the first half of the 1990's California suffered the most severe recession in the State since the 1930's, with significant job losses (particularly in the aerospace, other manufacturing, services and construction sectors). The greatest effects of the recession were felt in Southern California. While California's economy has made a strong steady recovery since 1994 and California's credit rating has climbed from the lows experienced during the recession, as of the date of this Statement of Additional Information, rating agencies, underwriters and investors appear to have some lingering concerns about California's creditworthiness. Major credit rating agencies continue to cite, among other things, concerns about California's lack of contingency planning (such as adequate reserves), missed budget deadlines and on-going structural budget impediments.

       The recession severely affected State revenues while the State's health, welfare and education costs were increasing. As a result, throughout the first half of the decade, California had a period of budget imbalance and multibillion dollar year-end deficits. However, in recent years, California appears to have ended its fiscal years with a surplus in the general fund. The State's ability to raise revenues and reduce expenditures to the extent necessary to balance the budget for any year depends upon numerous factors, including economic conditions in the State and the nation, the accuracy of the State's revenue predictions, as well as the impact of budgetary restrictions imposed by voter-passed initiatives.

       During the recession that began in 1990, the State depleted its available cash resources and became increasingly dependent on external borrowings to meet its cash needs. For nearly a decade and a half, California has issued revenue anticipation notes (which must be issued and repaid during the same fiscal year) to fund its operating budget during the fiscal year. Beginning in 1992, the State expanded its external borrowing to include revenue anticipation warrants (which can be issued and redeemed in different fiscal years). The State was severely criticized by the major credit rating agencies for the State's reliance upon such external borrowings during the recession. In 1996, the State fully repaid $4 billion of revenue anticipation warrants issued in 1994. The State did not need to use such "cross-year" borrowing during the 1996-1997 fiscal year or the 1997-1998 fiscal year. It is not presently possible, however, to determine the extent to which California will issue additional revenue anticipation warrants, short-term interest-bearing notes or other instruments in future fiscal years.

       Certain of the securities in the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund may be obligations of issuers that rely in whole or in part, directly or indirectly, on ad valorem real property taxes as a source of revenue. Article XIII A of the California Constitution, adopted by the voters in 1978, limits ad valorem taxes on real property, and restricts the ability of taxing entities to increase real property and other taxes. Constitutional challenges to Article XIII A to date have been unsuccessful.

       Article XIII B of the California Constitution, originally adopted in 1979, limits significantly spending by state government and by "local governments". Article XIII B generally limits the amount of the appropriations of the State and of local governments to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population, and the services that the government entity is financially responsible for providing. To the extent that the "proceeds of taxes" of the State or a local government exceed its "appropriations limit," the excess revenues must be rebated. One of the exclusions from these limitations for any entity of government is the debt service costs of bonds existing or legally authorized as of January 1, 1979 or on bonded indebtedness thereafter approved by the voters. Although Article XIII B states that it shall not "be construed to impair the ability of the state or of any local government to meet its obligations with respect to existing or future bonded indebtedness," concern has been expressed with respect to the combined effect of such constitutionally imposed spending limits on the ability of California state and local governments to utilize bond financing.

       Article XIII B was modified substantially by Propositions 98 and 111 of 1988 and 1990, respectively. These initiatives changed the State's Article XIII B appropriations limit to require that the State set aside a prudent reserve fund for public education, and guarantee a minimum level of State funding for public elementary and secondary schools as well as community colleges. Such guaranteed spending was often cited as one of the causes of the State's earlier budget problems.

       The effect of Article XIII A, Article XIII B and other constitutional and statutory changes and of budget developments on the ability of California issuers to pay interest and principal on their obligations remains unclear, and may depend on whether a particular bond is a general obligation or limited obligation bond (limited obligation bonds being generally less affected).

       There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County filed for bankruptcy. In June 1995, Orange County negotiated a rollover of its short-term debt originally due at that time; the major rating agencies considered the rollover a default. In June 1996, the investors in such overdue notes were paid and the Orange County bankruptcy ended. However, the Orange County bankruptcy and such default had a serious effect upon the market for California municipal obligations.

       Numerous factors may adversely affect the State and municipal economies. For example, limits on federal funding could result in the loss of federal assistance otherwise available to the State.

       In addition, it is impossible to predict the time, magnitude, or location of a natural catastrophe, such as a major earthquake, or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four-county area. The possibility exists that another natural disaster such as an earthquake could create a major dislocation of the California economy.

       The Funds' concentration in California Municipal Securities provides a greater level of risk than funds that are diversified across numerous states and municipal entities.

       11. Puts. The California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund may acquire "puts" with respect to the Municipal Securities held in their respective portfolios. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. These Funds may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities.

       The amount payable to a Fund upon its exercise of a "put" is normally (i) the Fund's acquisition cost of the securities (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus
(ii) all interest accrued on the securities since the last interest payment date during that period.

       Puts may be acquired by a Fund to facilitate the liquidity of the Fund's portfolio assets. Puts may also be used to facilitate the reinvestment of a Fund's assets at a rate of return more favorable than that of the underlying security. Under certain circumstances, puts may be used to shorten the maturity of underlying adjustable rate notes for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of the California Tax-Free Money Market Fund's assets pursuant to Rule 2a-7 under the 1940 Act.

       The California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

       12. Shares of Mutual Funds. Each of the California Tax-Free Money Market Fund, the Fixed Income Funds and the Equity Funds may invest up to 5% of its total assets in the shares of any one investment company, but may not own more than 3% of the securities of any one registered investment company or invest more than 10% of its assets in the securities of other investment companies. In accordance with an exemptive order issued to HighMark Funds by the Securities and Exchange Commission, such other registered investment companies securities may include shares of a money market fund of HighMark Funds, and may include registered investment companies for which the Advisor or Sub-Advisor to a Fund of HighMark Funds, or an affiliate of such Advisor or Sub-Advisor, serves as investment advisor, administrator or distributor or provides other services. Because other investment companies employ an investment advisor, such investment by a Fund may cause Shareholders to bear duplicative fees. The Advisor will waive its advisory fees attributable to the assets of the investing Fund invested in a money market fund of HighMark Funds, and, to the extent required by applicable law, the Advisor will waive its fees attributable to the assets of the Fund invested in any investment company. Additional restrictions on the Fund's investments in the securities of a money market mutual fund are set forth under "Investment Restrictions" below.

       Investments by the California Tax-Free Money Market Fund in the shares of other tax-exempt money market mutual funds are described under "Municipal Securities" above.

       13. When-Issued Securities and Forward Commitments. Each Fund may enter into forward commitments or purchase securities on a "when-issued" basis, which means that the securities will be purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. A Fund will generally not pay for such securities and no interest accrues on the securities until they are received by the Fund. These securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Therefore, the purchase of securities on a "when-issued" basis may increase the risk of fluctuations in a Fund's net asset value.

       When a Fund agrees to purchase securities on a "when-issued" basis or enter into forward commitments, HighMark Funds' custodian will be instructed to set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. The Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment.

       The Funds expect that commitments to enter into forward commitments or purchase "when-issued" securities will not exceed 25% of the value of their respective total assets under normal market conditions; in the event any Fund exceeded this 25% threshold, the Fund's liquidity and the Advisor's ability to manage it might be adversely affected. In addition, the Funds do not intend to purchase "when-issued" securities or enter into forward commitments for speculative or leveraging purposes but only in furtherance of such Fund's investment objective.

       14. Zero-Coupon Securities. Consistent with its objectives, a Fund may invest in zero-coupon securities, which are debt securities that do not pay interest, but instead are issued at a deep discount from par. The value of the security increases over time to reflect the interest accreted. The value of these securities may fluctuate more than similar securities that are issued at par and pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest on these securities is reported as income to the Fund and distributed to its shareholders. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result.

       15. Options (Puts and Calls) on Securities. Each Equity Fund may buy and sell options (puts and calls), and write call options on a covered basis.

       16. Covered Call Writing. Each Equity Fund may write covered call options from time to time on such portion of its assets, without limit, as the Advisor determines is appropriate in seeking to obtain its investment objective. A Fund will not engage in option writing strategies for speculative purposes. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Fund, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to the Fund of writing covered calls is that the Fund receives a premium which is additional income. However, if the value of the security rises, the Fund may not fully participate in the market appreciation.

       During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold, which requires the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction is one in which a Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

       Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction, depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

       If a call option expires unexercised, the Fund will realize a short term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security, and the proceeds of the sale of the security plus the amount of the premium on the option, less the commission paid.

       The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

       The Fund will write call options only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period or will own the right to acquire the underlying security at a price equal to or below the option's strike price. Unless a closing purchase transaction is effected the Fund would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

       17. Purchasing Call Options. The Equity Funds may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option. The Funds may sell, exercise or close out positions as the Advisor deems appropriate.

       18. Purchasing Put Options. Each Equity Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

       19. Options in Stock Indices. The Equity Funds may engage in options on stock indices. A stock index assigns relative values to the common stock included in the index with the index fluctuating with changes in the market values of the underlying common stock.

       Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return of the premium received, to make delivery of this amount. Gain or loss to a Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

       As with stock options, a Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

       A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following exchanges among others: The Chicago Board Options Exchange, New York Stock Exchange, American Stock Exchange and London Stock Exchange.

       A Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's portfolio securities. Since a Fund's portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, a Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument.

       A Fund will enter into an option position only if there appears to be a liquid secondary market for such options.

       A Fund will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The aggregate premium paid on all options on stock indices will not exceed 20% of a Fund's total assets.

       20. Risk Factors in Options Transactions. The successful use of options strategies depends on the ability of the Advisor or, where applicable, the Sub-Advisor to forecast interest rate and market movements correctly.

       When it purchases an option, a Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

       The effective use of options also depends on a Fund's ability to terminate option positions at times when the Advisor or, where applicable, the Sub-Advisor deems it desirable to do so. Although a Fund will take an option position only if its Advisor or, where applicable, the Sub-Advisor believes there is liquid secondary market for the option, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

       If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events such as volume in excess of trading or clearing capability, were to interrupt normal market operations. A marketplace may at times find it necessary to impose restrictions on particular types of options transactions, which may limit a Fund's ability to realize its profits or limit its losses.

       Disruptions in the markets for securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation (OCC) or other options markets, such as the London Options Clearing House, may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a Fund has expired, the Fund could lose the entire value of its option.

       21. Futures Contracts on Securities and Related Options. A Fund may invest in futures and related options based on any type of security or index traded on U.S. or foreign exchanges, or over the counter as long as the underlying security or the securities represented by the future or index are permitted investments of the Fund. Futures and options can be combined with each other in order to adjust the risk and return parameters of a Fund.

       22. Futures Contracts on Securities. A Fund will enter into futures contracts on securities only when, in compliance with the SEC's requirements, cash or equivalents equal in value to the securities' value (less any applicable margin deposits) have been deposited in a segregated account of the Fund's custodian.

       A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. Futures contracts are traded in the United States only on the commodity exchange or boards of trade, known as "contract markets," approved for such trading by the Commodity Futures Trading Commission (CFTC), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

       Although futures contracts by their terms call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

       Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

       Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

       A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the Fund. A Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

       23. Options on Securities' Futures Contracts. A Fund will enter into written options on securities' futures contracts only when in compliance with the SEC's requirements, cash or equivalents equal in value to the securities' value (less any applicable margin deposits) have been deposited in a segregated account of the Fund's custodian. A Fund may purchase and write call and put options on the futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. A Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

       As with options on securities, the holder or writer of an option may terminate his or her position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

       A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

       Aggregate initial margin deposits for futures contracts (including futures contracts on securities, indices and currency) and premiums paid for related options may not exceed 5% of a Fund's total assets.

       24. Risk of Transactions in Securities' Futures Contracts and Related Options. Successful use of securities' futures contracts by a Fund is subject to the ability of the Advisor or, where applicable, the Sub-Advisor to predict correctly movements in the direction of interest rates and other factors affecting securities markets.

       Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the price of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

       There is no assurance that higher than anticipated trading activity or other unforeseen events will not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

       To reduce or eliminate a hedge position held by a Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

       25. Index Futures Contracts. A Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective, and may purchase and sell options on such index futures contracts. A Fund will not enter into any index futures contract for the purpose of speculation, and will only enter into contracts traded on securities exchanges with standardized maturity dates.

       An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contracts and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract. No price is paid upon entering into index futures contracts. When a Fund purchases or sells an index futures contract, it is required to make an initial margin deposit in the name of the futures broker and to make variation margin deposits as the value of the contract fluctuates, similar to the deposits made with respect to futures contracts on securities. Positions in index futures contracts may be closed only on an exchange or board of trade providing a secondary market for such index futures contracts. The value of the contract usually will vary in direct proportion to the total face value.

         A Fund's ability to effectively utilize index futures contracts depends on several factors. First, it is possible that there will not be a perfect price correlation between the index futures contracts and their underlying index. Second, it is possible that a lack of liquidity for index futures contracts could exist in the secondary market, resulting in the Fund's inability to close a futures position prior to its maturity date. Third, the purchase of an index futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction. In order to avoid leveraging and related risks, when a Fund purchases an index futures contract, it will collateralize its position by depositing an amount of cash or cash equivalents, equal to the market value of the index futures positions held, less margin deposits, in a segregated account with the Fund's custodian. Collateral equal to the current market value of the index futures position will be maintained only a daily basis.

       The extent to which a Fund may enter into transactions involving index futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Funds' intention to qualify as such.

       26. Options on Index Futures Contracts. Options on index futures contracts are similar to options on securities except that options on index futures contracts gives the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

       27. U.S. Dollar Denominated Obligations of Securities of Foreign Issuers. Certain of the Funds may invest in U.S. dollar denominated obligations of securities of foreign issuers. Permissible investments may consist of obligations of foreign branches of U.S. banks and foreign or domestic branches of foreign banks, including European Certificates of Deposit, European Time Deposits, Canadian Time Deposits and Yankee Certificates of Deposits, and investments in Canadian Commercial Paper, foreign securities and Europaper. In addition, the Equity Funds may invest in American Depositary Receipts. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

       28. Foreign Currency Transactions. Under normal market conditions, the International Equity Fund may engage in foreign currency exchange transactions to project against uncertainty in the level of future exchange rates. The International Equity Fund expects to engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging"), and to protect the value of specific portfolio positions ("position hedging"). The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency, and may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase or sell foreign currency futures contracts ("futures contracts"). The Fund may also purchase domestic and foreign exchange-listed and over-the-counter call and put options on foreign currencies and futures contracts. Hedging transactions involve costs and may result in losses, and the Fund's ability to engage in hedging and related options transactions may be limited by tax considerations.

       29. Transaction Hedging. When it engages in transaction hedging, the International Equity Fund enters into foreign currency transactions with respect to specific receivables or payables of the International Equity Fund, generally arising in connection with the purchase or sale of its portfolio securities. The International Equity Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the Fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

       Although there is no current intention to do so, the International Equity Fund reserves the right to purchase and sell foreign currency futures contracts which are traded in the United States and are subject to regulation by the CFTC.

       For transaction hedging purposes the International Equity Fund may also purchase exchange-listed call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

       30. Position Hedging. When it engages in position hedging, the International Equity Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Sub-Advisor expects to purchase, when the Fund holds cash or short-term investments). In connection with the position hedging, the Fund may purchase or sell foreign currency forward contracts or foreign currency on a spot basis.

       The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

       It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward contract or futures contract. Accordingly, it may be necessary for the International Equity Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

       Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the International Equity Fund owns or expects to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

       31. Currency Forward and Futures Contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward contracts are trades in the interbank markets conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

       A futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Futures contracts are designed by and traded on exchanges. The Fund would enter into futures contracts solely for hedging or other appropriate risk management purposes as defined in the controlling regulations.

       Forward contracts differ from futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

       At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

       Positions in the futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin, as described below.

       32. General Characteristics of Currency Futures Contracts. When the International Equity Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash or U.S. Treasury bills up to 5% of the amount of the futures contract. This amount is known as "initial margin." The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligation.

       Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market." These payments are called "variation margin," and are made as the value of the underlying futures contract fluctuates. For example, when the Fund sells a futures contract and the price of the underlying currency rises above the delivery price, the International Equity Fund's position declines in value. The Fund then pays a broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract. Conversely, if the price of the underlying currency falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract.

       When the International Equity Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or gain. Such closing transactions involve additional commission costs.

       33. Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when the Fund's Sub-Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

       The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

       There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealer or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market, and thus may not reflect relatively smaller transactions (less than $1 million), where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market.

       34. Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the International Equity Fund or the Small Cap Value Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

       35. Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market as SPDRs are listed on the American Stock Exchange.

       The UIT will issue SPDRs in aggregations of 50,000 known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

       SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the portfolio must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

       The price of SPDRs is derived and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Portfolio could result in losses on SPDRs. Trading in SPDRs involves risks similar to those risks, described above under "Options," involved in the writing of options on securities.

       36. High Yield Securities. The Convertible Securities Fund may invest in lower rated securities. Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of the prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

       The high yield market is relatively new and its growth has paralleled a long period of economic expansion and an increase in merger, acquisition and leveraged buyout activity. Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the Convertible Securities Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore, the Trust may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Convertible Securities Fund's net asset value.

       Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls an obligation for redemption, the Convertible Securities Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Convertible Securities Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Convertible Securities Fund's investment portfolio and increasing the exposure of the Convertible Securities Fund to the risks of high yield securities.

       The Convertible Securities Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the interest of the Convertible Securities Fund's Shareholders.

       37. High Quality Investments with Regard to the Money Market Funds. As noted in the Prospectuses for the Money Market Funds, each such Fund may invest only in obligations determined by the Advisor to present minimal credit risks under guidelines adopted by HighMark Funds' Board of Trustees.

       With regard to the Diversified Money Market Fund and the California Tax-Free Money Market Fund, investments will be limited to "Eligible Securities" that (i) in the case of the Diversified Money Market Fund, include those obligations that, at the time of purchase, possess the highest short-term rating from at least one NRSRO (the Diversified Money Market Fund may also invest up to 5% of its net assets in obligations that, at the time of purchase, possess one of the two highest short-term ratings from at least one NRSRO, and in obligations that do not possess a short-term rating (i.e., are unrated) but are determined by the Advisor to be of comparable quality to the rated instruments eligible for purchase by the Fund under guidelines adopted by the Board of Trustees) and (ii) in the case of the California Tax-Free Money Market Fund, include those obligations that, at the time of purchase, possess one of the two highest short-term ratings by at least one NRSRO or do not possess a short-term rating (i.e., are unrated) but are determined by the Advisor to be of comparable quality to the rated obligations eligible for purchase by the Fund under guidelines adopted by the Board of Trustees.

       A security subject to a tender or demand feature will be considered an Eligible Security only if both the demand feature and the underlying security possess a high quality rating or, if such do not possess a rating, are determined by the Advisor to be of comparable quality; provided, however, that where the demand feature would be readily exercisable in the event of a default in payment of principal or interest on the underlying security, the obligation may be acquired based on the rating possessed by the demand feature or, if the demand feature does not possess a rating, a determination of comparable quality by the Advisor. In applying the above-described investment policies, a security that has not received a short-term rating will be deemed to possess the rating assigned to an outstanding class of the issuer's short-term debt obligations if determined by the Advisor to be comparable in priority and security to the obligation selected for purchase by the Fund, or, if not available, the issuer's long-term obligations, but only in accordance with the requirements of Rule 2a-7. A security that at the time of issuance had a maturity exceeding 397 days but, at the time of purchase, has a remaining maturity of 397 days or less, is considered an Eligible Security if it possesses a long-term rating, within the two highest rating categories.

       Eligible Securities include First Tier Securities and Second Tier Securities. First Tier Securities include those that possess at least one rating in the highest category and, if the securities do not possess a rating, those that are determined to be of comparable quality by the Advisor pursuant to guidelines adopted by the Board of Trustees. Second Tier Securities are all other Eligible Securities.

       The Diversified Money Market Fund will not invest more than 5% of its total assets in the First Tier Securities of any one issuer, except that the Fund may invest up to 25% of its total assets in First Tier Securities of a single issuer for a period of up to three business days. (This three day "safe harbor" provision will not be applicable to the California Tax-Free Money Market Fund, because single state funds are specifically excluded from this Rule 2a-7 provision.) In addition, the Diversified Money Market Fund may not invest more than 5% of its total assets in Second Tier Securities, with investments in the Second Tier Securities of any one issuer further limited to the greater of 1% of the Fund's total assets or $1.0 million. If a percentage limitation is satisfied at the time of purchase, a later increase in such percentage resulting from a change in the Diversified Money Market Fund's net asset value or a subsequent change in a security's qualification as a First Tier or Second Tier Security will not constitute a violation of the limitation. In addition, there is no limit on the percentage of the Diversified Money Market Fund's assets that may be invested in obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities and repurchase agreements fully collateralized by such obligations.

       Under the guidelines adopted by HighMark Funds' Board of Trustees, in accordance with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), when in the best interests of the Shareholders, the Advisor may be required to promptly take appropriate action with respect to an obligation held in a Fund's portfolio in the event of certain developments that indicate a diminishment of the instrument's credit quality, such as where an NRSRO downgrades an obligation below the second highest rating category, or in the event of a default relating to the financial condition of the issuer.

       The Appendix to this Statement of Additional Information identifies each NRSRO that may be utilized by the Advisor with regard to portfolio investments for the Funds and provides a description of relevant ratings assigned by each such NRSRO. A rating by a NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.

       Illiquid Securities. Each Fund has adopted a non-fundamental policy (which may be changed without shareholder approval) prohibiting the Fund from investing more than 15% (in the case of each of the Money Market Funds, not more than 10%) of its total assets in "illiquid" securities, which include securities with legal or contractual restrictions on resale or for which no readily available market exists but exclude such securities if resalable pursuant to Rule 144A under the Securities Act ("Rule 144A Securities"). Pursuant to this policy, the Funds may purchase Rule 144A Securities only in accordance with liquidity guidelines established by the Board of Trustees of HighMark Funds and only if the investment would be permitted under applicable state securities laws.

       Restricted Securities. Each Fund has adopted a nonfundamental policy (which may be changed without Shareholder approval) permitting the Fund to invest in restricted securities provided the Fund complies with the illiquid securities policy described above. Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 ("1933 Act") and may be either liquid or illiquid. The Advisor will determine the liquidity of restricted securities in accordance with guidelines established by HighMark Funds' Board of Trustees. Restricted securities purchased by the Funds may include Rule 144A securities and commercial paper issued in reliance upon the "private placement" exemption from registration under Section 4(2) of the 1933 Act (whether or not such paper is a Rule 144A security).

                             INVESTMENT RESTRICTIONS

       Unless otherwise indicated, the following investment restrictions are fundamental and, as such, may be changed with respect to a particular Fund only by a vote of a majority of the outstanding Shares of that Fund (as defined below). Except with respect to a Fund's restriction governing the borrowing of money, if a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of the restriction.

100% U.S. TREASURY MONEY MARKET FUND

       The 100% U.S. Treasury Money Market Fund may not purchase securities other than short-term obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury.

EACH OF THE GROWTH FUND, THE INCOME EQUITY FUND, THE BALANCED FUND, THE BOND FUND, THE DIVERSIFIED MONEY MARKET FUND, THE U.S. GOVERNMENT MONEY MARKET FUND, AND THE 100% U.S. TREASURY MONEY MARKET FUND MAY NOT:

              1. Purchase securities on margin (except that, with respect to the Growth Fund, the Income Equity Fund, the Balanced Fund and the Bond Fund only, such Funds may make margin payments in connection with transactions in options and financial and currency futures contracts), sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite the securities of other issuers, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities" acquired in accordance with the investment objectives and policies of such Fund;

              2. Purchase or sell commodities, commodity contracts (excluding, with respect to the Growth Fund, the Income Equity Fund, the Balanced Fund, and the Bond Fund, options and financial and currency futures contracts), oil, gas or mineral exploration leases or development programs, or real estate (although investments by the Growth Fund, the Income Equity Fund, the Balanced Fund, the Bond Fund, and the Diversified Money Market Fund in marketable securities of companies engaged in such activities and investments by the Growth Fund, the Income Equity Fund, the Balanced Fund, and the Bond Fund in securities secured by real estate or interests therein, are not hereby precluded to the extent the investment is appropriate to such Fund's investment objective and policies);

              3. Invest in any issuer for purposes of exercising control or management;

              4. Purchase or retain securities of any issuer if the officers or Trustees of HighMark Funds or the officers or directors of its investment advisor owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities;

              5. Borrow money or issue senior securities, except that a Fund may borrow from banks or enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with permissible borrowings and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of its borrowing. A Fund will not invest in additional securities until all its borrowings (including reverse repurchase agreements) have been repaid. For purposes of this restriction, the deposit of securities and other collateral arrangements with respect to options and financial and currency futures contracts, and payments of initial and variation margin in connection therewith, are not considered a pledge of a Fund's assets; and

THE DIVERSIFIED MONEY MARKET FUND, THE U.S. GOVERNMENT MONEY MARKET FUND AND THE 100% U.S. TREASURY MONEY MARKET FUND MAY NOT:

              1. Buy common stocks or voting securities, or state, municipal or private activity bonds;

              2. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets;

              3. Write or purchase put or call options; or

              4. Invest more than 10% of total assets in the securities of issuers that together with any predecessors have a record of less than three years' continuous operation.

              5. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, if, immediately after the purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer (except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% limitation). (As indicated below, the Funds have adopted a non-fundamental investment policy that is more restrictive than this fundamental investment limitation);

              6. Purchase any securities that would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, domestic bank certificates of deposit or bankers' acceptances, and repurchase agreements secured by bank instruments or obligations of the U.S. Government, its agencies, or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry).

              7. Make loans, except that a Fund may purchase or hold debt instruments, lend portfolio securities, and enter into repurchase agreements as permitted by its individual investment objective and policies.

              The Diversified Money Market Fund, the Government Obligations Money Market Fund, and the 100% U.S. Treasury Money Market Fund have each adopted, in accordance with Rule 2a-7, a non-fundamental policy providing that the 5% limit noted in limitation 5. above shall apply to 100% of each Fund's assets. Notwithstanding, each such Fund may invest up to 25% of its assets in First Tier qualified securities of a single issuer for up to three business days.

THE GROWTH FUND, THE INCOME EQUITY FUND, THE BALANCED FUND, AND THE BOND FUND MAY NOT:

              1. Invest in securities of other investment companies except as they may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets, provided, however, that each of the Funds may purchase securities of a money market fund, if, immediately after such purchase, the acquiring Fund does not own in the aggregate (i) more than 3% of the acquired company's outstanding voting securities, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the acquiring Fund, or
       (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the acquiring Fund) having an aggregate value in excess of 10% of the value of the acquiring Fund's total assets; and

EACH OF THE EQUITY AND FIXED INCOME FUNDS, OTHER THAN THE CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND, MAY NOT:

              1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, (and, with respect to the International Equity Fund only, repurchase agreements involving such securities) if, immediately after the purchase, more than 5% of the value of such Fund's total assets would be invested in the issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the issuer's outstanding voting securities (except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations). With respect to the International Equity Fund, for purposes of this investment limitation, each foreign governmental issuer is deemed a separate issuer;

              2. Purchase any securities that would cause more than 25% of such Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. or foreign governments or their agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and
       (c) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry); and

              3. Make loans, except that a Fund may purchase or hold debt instruments, lend portfolio securities, and enter into repurchase agreements in accordance with its investment objective and policies.

THE CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND MAY NOT:

              1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in securities of such issuer provided, however, that the Fund may invest up to 25% of its total assets without regard to this restriction as permitted by applicable law;

              2. Purchase any securities which would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities, and provided further, that utilities as a group will not be considered to be one industry, and wholly-owned subsidiaries organized to finance the operations of their parent companies will be considered to be in the same industries as their parent companies; and

              3. Make loans, except that the Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies; (b) enter into repurchase agreements; and (c) lend securities.

THE CALIFORNIA TAX-FREE MONEY MARKET FUND MAY NOT:

              1. Purchase or sell real estate; provided, however, that the Fund may, to the extent appropriate to its investment objective, purchase Municipal Securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein;

              2. Purchase securities on margin, make short sales of securities or maintain a short position;

              3. Underwrite the securities of other issuers;

              4. Purchase securities of companies for the purpose of exercising control or management;

              5. Invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation;

              6. Purchase or sell commodities or commodity contracts, or invest in oil, gas or mineral exploration leases or development programs; provided, however, the Fund may, to the extent appropriate to the Fund's investment objective, purchase publicly traded obligations of companies engaging in whole or in part in such activities;

              7. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets;

              8. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with permissible borrowings and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of its borrowing. The Fund will not invest in additional securities until all its borrowings (including reverse repurchase agreements) have been repaid;

              9. Write or sell puts, calls, straddles, spreads, or combinations thereof, except that the Fund may acquire puts with respect to Municipal Securities in its portfolio and sell the puts in conjunction with a sale of the underlying Municipal Securities;

              10. Acquire a put, if, immediately after the acquisition, more than 5% of the total amortized cost value of the Fund's assets would be subject to puts from the same institution (except that (i) up to 25% of the value of the Fund's total assets may be subject to puts without regard to the 5% limitation and (ii) the 5% limitation is inapplicable to puts that, by their terms, would be readily exercisable in the event of a default in payment of principal or interest on the underlying securities). In applying the above-described limitation, the Fund will aggregate securities subject to puts from any one institution with the Fund's investments, if any, in securities issued or guaranteed by that institution. In addition, for the purpose of this investment restriction and investment restriction No. 11 below, a put will be considered to be from the party to whom the Fund will look for payment of the exercise price;

              11. Acquire a put that, by its terms, would be readily exercisable in the event of a default in payment of principal and interest on the underlying security or securities if, immediately after the acquisition, the amortized cost value of the security or securities underlying the put, when aggregated with the amortized cost value of any other securities issued or guaranteed by the issuer of the put, would exceed 10% of the total amortized cost value of the Fund's assets; and

              12. Invest in securities of other investment companies except as they may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets, provided, however, that the Fund may purchase securities of a tax-exempt money market fund if, immediately after such purchase, the acquiring Fund does not own in the aggregate (i) more than 3% of the acquired company's outstanding voting securities, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the acquiring Fund, or
       (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the acquiring Fund) having an aggregate value in excess of 10% of the value of the acquiring Fund's total assets.

              13. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, if, immediately after the purchase, more than 5% of the value of its total assets would be invested in such issuer (except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% limitation). For purposes of this investment restriction, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security or, with respect to be private activity bond that is backed only by the assets and revenues of non-governmental user, by the non-governmental user;

              14. Purchase any securities that would cause 25% or more of such Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that this limitation shall not apply to securities of the U.S. Government, its agencies or instrumentalities or Municipal Securities or governmental guarantees of Municipal Securities; and provided, further, that for the purpose of this limitation, private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to by Municipal Securities.

              15. Make loans; except that the Fund may purchase or hold debt instruments, lend portfolio securities and enter into repurchase agreements as permitted by its investment objective and policies.

EACH OF THE VALUE MOMENTUM FUND, THE EMERGING GROWTH FUND, THE INTERNATIONAL EQUITY FUND, THE SMALL CAP VALUE FUND, THE INTERMEDIATE-TERM BOND FUND, AND THE CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND:

              1. May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

              2. May not concentrate investments in a particular industry or group of industries, or within any one state (except that the limitation as to investments in any one state or its political subdivision shall not apply to the California Intermediate Tax-Free Bond Fund), as concentration is defined under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

              3. May issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

              4. May lend or borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

              5. May purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

              6. May underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

              7. May pledge, mortgage or hypothecate any of its assets to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

       The fundamental limitations of the Value Momentum Fund, the Emerging Growth Fund, the International Equity Fund, the Small Cap Value Fund, the Intermediate-Term Bond Fund, and the California Intermediate Tax-Free Bond Fund have been adopted to avoid wherever possible the necessity of shareholder meetings otherwise required by the 1940 Act.

This recognizes the need to react quickly to changes in the law or new investment opportunities in the securities markets and the cost and time involved in obtaining shareholder approvals for diversely held investment companies. However, the Funds also have adopted nonfundamental limitations, set forth below, which in some instances may be more restrictive than their fundamental limitations. Any changes in a Fund's nonfundamental limitations will be communicated to the Fund's shareholders prior to effectiveness.

       1940 ACT RESTRICTIONS. Under the 1940 Act, and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its totals assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or its instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer or more than 10% of the issuer's voting securities would be held by the fund. "Concentration" is generally interpreted under the 1940 Act to be investing more than 25% of net assets in an industry or group of industries. The 1940 Act limits the ability of investment companies to borrow and lend money and to underwrite securities. The 1940 Act currently prohibits an open-end fund from issuing senior securities, as defined in the 1940 Act, except under very limited circumstances.

THE FOLLOWING INVESTMENT LIMITATIONS OF THE VALUE MOMENTUM FUND, THE EMERGING GROWTH FUND, THE INTERNATIONAL EQUITY FUND, THE SMALL CAP VALUE FUND, THE INTERMEDIATE-TERM BOND FUND, AND THE CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND ARE NONFUNDAMENTAL POLICIES. EACH FUND MAY NOT:

              1. Acquire more than 10% of the voting securities of any one issuer. This limitation applies to only 75% of a Fund's assets.

              2. Invest in companies for the purpose of exercising control.

              3. Borrow money, except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of total assets and except that a Fund may borrow from banks or enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 10% of the value of its total assets at the time of such borrowing. To the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. All borrowings will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

              4. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

              5. Purchase or sell real estate, real estate limited partnership interest, commodities or commodities contracts (except that the Emerging Growth Fund, the International Equity Fund, the Value Momentum Fund, the Intermediate-Term Bond Fund and the California Intermediate Tax-Free Bond Fund may invest in futures contracts and options on futures contracts, as disclosed in the prospectuses) and interest in a pool of securities that are secured by interests in real estate. However, subject to their permitted investments, any Fund may invest in companies which invest in real estate, commodities or commodities contracts.

              6. Make short sales of securities, maintain a short position or purchase securities on margin, except that HighMark Funds may obtain short-term credits as necessary for the clearance of security transactions.

              7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a Fund security.

              8. Issue senior securities (as defined in the Investment Company Act of 1940) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the Securities and Exchange Commission.

              9. Purchase or retain securities of an issuer if, to the knowledge of HighMark Funds, an officer, trustee, partner or director of HighMark Funds or the Advisor or Sub-Advisors of HighMark Funds owns beneficially more than 1/2 or 1% of the shares or securities or such issuer and all such officers, trustees, partners and directors owning more than 1/2 or 1% of such shares or securities together own more than 5% of such shares or securities.

              10. Invest in interest in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

       Voting Information. As used in this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of HighMark Funds or a particular Fund or a particular Class of Shares of HighMark Funds or a Fund means the affirmative vote of the lesser of (a) more than 50% of the outstanding Shares of HighMark Funds or such Fund or such Class, or (b) 67% or more of the Shares of HighMark Funds or such Fund or such Class present at a meeting at which the holders of more than 50% of the outstanding Shares of HighMark Funds or such Fund or such Class are represented in person or by proxy.

                               PORTFOLIO TURNOVER

       A Fund's turnover rate is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. Thus, for regulatory purposes, the portfolio turnover rate with respect to each of the Money Market Funds was zero percent for each of the last two fiscal years, and is expected to remain zero percent. For HighMark Funds' fiscal years ended July 31, 1998 and July 31, 1997, each Funds' portfolio turnover rate was: 67% and 118% for the HighMark Growth Fund; 69% and 46% for the HighMark Income Equity Fund; and 16% and 14% for the HighMark Bond Fund. For each of the following Funds, the portfolio turnover rate for the fiscal year ended July 31, 1998, the six-month period ended July 31, 1997 and the prior year ended January 31, 1997 was: 22%, 10% and 27% for the HighMark Balanced Fund; 7%, 1% and 9% for the HighMark Value Momentum Fund; 289%, 116% and 134% for the HighMark Emerging Growth Fund; 72%, 18% and 29% for the HighMark International Equity Fund; 51%, 58% and 106% for the HighMark Intermediate-Term Bond Fund; and 23%, 5% and 6% for the HighMark California Intermediate Tax-Free Bond Fund. It is currently expected that the Small Cap Value Fund's portfolio turnover rate will not exceed 100%. The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of Shares and, in the case of the California Tax-Free Money Market Fund, by requirements that enable them to receive certain favorable tax treatment.

                                    VALUATION

       As disclosed in the Prospectuses, each Money Market Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined by the administrator as of 1:00 p.m., Pacific Time (4:00 p.m. Eastern
Time) and 10:00 a.m. Pacific Time (1:00 p.m. Eastern Time) on days on which both the New York Stock Exchange and the Federal Reserve wire system are open for business ("Business Days"). As disclosed in the Prospectuses, each Equity Fund's and Fixed Income Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined by the administrator as of 1:00 p.m., Pacific Time (4:00 p.m. Eastern Time) on days on which the New York Stock Exchange is open for business (also "Business Days").

VALUATION OF THE MONEY MARKET FUNDS

       The Money Market Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. The value of securities in a Fund can be expected to vary inversely with changes in prevailing interest rates.

       HighMark Funds' Board of Trustees has undertaken to establish procedures reasonably designed, taking into account current market conditions and a Fund's investment objective, to stabilize the net asset value per Share of each Money Market Fund for purposes of sales and redemptions at $l.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per Share of each Fund calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Board promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a Fund's $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, the Trustees will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the average portfolio maturity of a Fund, withholding or reducing dividends, reducing the number of a Fund's outstanding Shares without monetary consideration, or utilizing a net asset value per Share based on available market quotations.

VALUATION OF THE EQUITY FUNDS AND THE FIXED INCOME FUNDS

       Except as noted below, investments by the Equity Funds and the Fixed Income Funds in securities traded on a national exchange (or exchanges) are valued based upon their last sale price on the principal exchange on which such securities are traded. With regard to each such Fund, securities the principal market for which is not a securities exchange are valued based upon the latest bid price in such principal market. Securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of HighMark Funds' Board of Trustees. With the exception of short-term securities as described below, the value of each Fund's investments may be based on valuations provided by a pricing service. Short-term securities (i.e., securities with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates current value.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

       Purchases and redemptions of shares of the Money Market Funds may be made on days on which both the New York Stock Exchange and the Federal Reserve wire systems are open for business. Purchases and redemptions of shares of the Equity Funds and Fixed Income Funds may be made on days on which the New York Stock Exchange is open for business.

       It is currently HighMark Funds' policy to pay redemptions in cash. HighMark Funds retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds other than the Money Market Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. However, a Shareholder will at all times be entitled to aggregate cash redemptions from all Funds of HighMark Funds during any 90-day period of up to the lesser of $250,000 or 1% of HighMark Funds' net assets.

       HighMark Funds reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the Securities and Exchange Commission by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the Securities and Exchange Commission has by order permitted. HighMark Funds also reserves the right to suspend sales of Shares of the Funds for any period.

       If a Fund holds portfolio securities listed on foreign exchanges which trade on Saturdays or other customary United States national business holidays, the portfolio will trade and the net assets of the Fund's redeemable securities may be significantly affected on days when the investor has no access to the Fund.

ADDITIONAL FEDERAL TAX INFORMATION

       Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order so to qualify and to qualify for the special tax treatment accorded regulated investment companies and their Shareholders, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities, and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) each year distribute at least 90% of its dividends, interest (including tax-exempt interest), certain other income and the excess, if any, of its net short-term capital gains over its net long-term capital losses; and (c) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses.

       If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends). If a Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.

       If a Fund fails to distribute in a calendar year substantially all of its ordinary income for the year and substantially all its net capital gain income for the one-year period ending October 31 of the year (and any retained amount from the prior calendar year), the Fund will be subject to a non-deductible 4% excise tax on the undistributed amounts.

       Any dividend declared by a Fund to Shareholders of record on a date in October, November or December generally is deemed to have been received by its Shareholders on December 31 of such year (and paid by the Fund on or before such time) provided that the dividend actually is paid during January of the following year.

       If a Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sales, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

       Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund's book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

       If a Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a Shareholder's tax basis in Fund shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the Shareholder's tax basis in the shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those shares.

       A Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

       The Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends and other distributions paid to any Shareholder who has provided either an incorrect tax identification number or no number at all, or who is subject to withholding by the Internal Revenue Service for failure to properly include on his or her tax return payments of interest or dividends.

       The foregoing discussion and the one below regarding the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund under "Federal Taxation" is only a summary of some of the important Federal tax considerations generally affecting purchasers of the Funds' Shares. No attempt has been made to present a detailed explanation of the Federal income tax treatment of the Funds, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of the Funds' Shares are urged to consult their tax advisors with specific reference to their own tax situation. Foreign Shareholders should consult their tax advisors regarding the U.S. and foreign tax consequences of an investment in the Funds. In addition, this discussion is based on tax laws and regulations that are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, and such changes may be retroactive.

ADDITIONAL TAX INFORMATION CONCERNING THE CALIFORNIA TAX-FREE MONEY MARKET FUND AND THE CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND

       Federal Taxation. As indicated in their respective Prospectuses, the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund are designed to provide individual Shareholders with current tax-exempt interest income. Neither of these Funds is intended to constitute a balanced investment program or is designed for investors seeking capital appreciation. Nor are the California Tax-Free Money Market Fund or the California Intermediate Tax-Free Bond Fund designed for investors seeking maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Funds may not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans, and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Funds' dividends being tax-exempt, and such dividends would ultimately be taxable to the beneficiaries when distributed to them.

       The Code permits a regulated investment company that invests at least 50% of its total assets in tax-free Municipal Securities (at the close of each quarter of the Fund's taxable year) to pass through to its investors, tax-free, net Municipal Securities interest income to the extent such interest would be exempt if earned directly. Because the California Tax-Free Money

Market Fund and the California Intermediate Tax-Free Bond Fund intend to be qualified to pay such exempt-interest dividends, these Funds will be limited in their ability to enter into taxable transactions, such as forward commitments, repurchase agreements, securities lending transactions, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets. The policy of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund is to pay each year as dividends substantially all of such Fund's Municipal Securities interest income net of certain deductions. An exempt-interest dividend is any dividend or part thereof derived from interest excludable from gross income and designated as an exempt-interest dividend in a written notice mailed to Shareholders after the close of such Fund's taxable year, but the aggregate of such dividends may not exceed the net Municipal Securities interest received by the Fund during the taxable year. In the case of each of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund the percentage of the dividends paid for any taxable year that qualifies as federal exempt-interest dividends will be the same for all Shareholders receiving dividends during such year, regardless of the period for which the Shares were held.

       Exempt-interest dividends may be treated by Shareholders of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund as items of interest excludable from their gross income. However, each such Shareholder is advised to consult his or her tax advisor with respect to whether exempt-interest dividends would remain excludable if such Shareholder were treated as a "substantial user" or a "related person" to such user with respect to facilities financed through any of the tax-exempt obligations held by the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund. In addition, exempt-interest dividends may be taxable for federal alternative minimum tax purposes and for state and local purposes.

       The California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund will distribute substantially all of any investment company taxable income for each taxable year. In general, a Fund's investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net long-term capital gains for the taxable year over the net short-term capital loss, if any, for such year. Distributions of such income will be taxable to Shareholders as ordinary income. The dividends-received deduction for corporations is not expected to apply to such distributions.

       Distributions designated by the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund as deriving from net gains on securities held for more than one year will be taxable to a Fund Shareholder as such, regardless of how long a time the Shareholder held the Fund's Shares. Such distributions will not be eligible for the dividends-received deduction. If a Shareholder disposes of Shares in a Fund at a loss before holding such Shares for longer than six months, such loss will be disallowed to the extent of any exempt-interest dividends paid thereon, and any remaining loss will be treated as a long-term capital loss to the extent the Shareholder has received a capital gain dividend on the Shares.

       Shareholders receiving social security or railroad retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income (including exempt-interest dividends distributed by the Fund).

       Like the other Funds, if for any taxable year the California Tax-Free Money Market Fund or the California Intermediate Tax-Free Bond Fund does not qualify for the special tax treatment afforded regulated investment companies, all of such Fund's taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to Shareholders), and Municipal Securities interest income, although not taxable to the California Tax-Free Money Market Fund or the California Intermediate Tax-Free Bond Fund, would be taxable to Shareholders as ordinary income when distributed as dividends.

       Depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund may be subject to the tax laws of such states or localities. For a summary of certain California tax considerations affecting the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund, see "California Taxation" below.

       As indicated in their Prospectuses, the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund may acquire rights regarding specified portfolio securities under puts. See "INVESTMENT OBJECTIVES AND POLICIES Additional Information on Portfolio Instruments - Puts" in this Statement of Additional Information. The policy of each Fund is to limit its acquisition of puts to those under which the Fund will be treated for Federal income tax purposes as the owner of the Municipal Securities acquired subject to the put and the interest on such Municipal Securities will be tax-exempt to the Fund. There is currently no guidance available from the Internal Revenue Service that definitively establishes the tax consequences that may result from the acquisition of many of the types of puts that the California Tax-Free Money Market Fund or the California Intermediate Tax-Free Bond Fund could acquire under the 1940 Act. Therefore, although they will only acquire a put after concluding that it will have the tax consequences described above, the Internal Revenue Service could reach a different conclusion from that of the relevant Fund.

       California Taxation. Under existing California law, if the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund continue to qualify for the special federal income tax treatment afforded regulated investment companies and if at the end of each quarter of each such Fund's taxable year at least 50% of the value of that Fund's assets consists of obligations that, if held by an individual, would pay interest exempt from California taxation ("California Exempt-Interest Securities"), Shareholders of that Fund will be able to exclude from income, for California personal income tax purposes, "California exempt-interest dividends" received from that Fund during that taxable year. A "California exempt-interest dividend" is any dividend or portion thereof of the California Tax-Free Money Market Fund or the California Intermediate Tax-Free Bond Fund not exceeding the interest received by the Fund during the taxable year on California Exempt-Interest Securities (less direct and allocated expenses, which includes amortization of acquisition premium) and so designated by written notice to Shareholders within 60 days after the close of that taxable year.

       Distributions, other than of "California exempt-interest dividends," by the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund to California residents will be subject to California personal income taxation. Gains realized by California residents from a redemption or sale of Shares of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund will also be subject to California personal income taxation. In general, California nonresidents, other than certain dealers, will not be subject to California personal income taxation on distributions by, or on gains from the redemption or sale of, Shares of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund unless those Shares have acquired a California "business situs." (Such California nonresidents may, however, be subject to other state or local income taxes on such distributions or gains, depending on their residence.) Short-term capital losses realized by shareholders from a redemption of shares of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund within six months from the date of their purchase will not be allowed for California personal income tax purposes to the extent of any tax-exempt dividends received with respect to such Shares during such period. No deduction will be allowed for California personal income tax purposes for interest on indebtedness incurred or continued in order to purchase or carry Shares of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund for any taxable year of a Shareholder during which the Fund distributes "California exempt-interest dividends."

       A statement setting forth the amount of "California exempt-interest dividends" distributed during each calendar year will be sent to Shareholders annually.

       The foregoing is only a summary of some of the important California personal income tax considerations generally affecting the Shareholders of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund. This summary does not describe the California tax treatment of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund. In addition, no attempt has been made to present a detailed explanation of the California personal income tax treatment of the Fund's Shareholders. Accordingly, this discussion is not intended as a substitute for careful planning. Further, "California exempt-interest dividends" are excludable from income for California personal income tax purposes only. Any dividends paid to Shareholders subject to California corporate franchise tax will be taxed as ordinary dividends to such Shareholders, notwithstanding that all or a portion of such dividends is exempt from California personal income tax. Accordingly, potential investors in the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their tax advisors with respect to the application of such taxes to the receipt of Fund dividends and as to their own California tax situation, in general.

FOREIGN TAXES

       Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If at the end of a Fund's fiscal year more than 50% of the value of its total assets represents securities of foreign corporations, the Fund will be eligible to make an election permitted by the Code to treat any foreign taxes paid by it on securities it has held for at least the minimum period specified in the Code as having been paid directly by the Fund's Shareholders in connection with the Fund's dividends received by them. In this case, Shareholders generally will be required to include in U.S. taxable income their pro rata share of such taxes, and those Shareholders who are U.S. citizens, U.S. corporations and, in some cases, U.S. residents will be entitled to deduct their share of such taxes. Alternatively, such Shareholders who hold Fund Shares (without protection from risk of loss) on the ex-dividend date and for at least 15 other days during the 30-day period surrounding the ex-dividend date will be entitled to claim a foreign tax credit for their share of these taxes. If a Fund makes the election, it will report annually to its Shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

                          MANAGEMENT OF HIGHMARK FUNDS

TRUSTEES AND OFFICERS

       Overall responsibility for management of each Fund rests with the Trustees of HighMark Funds, who are elected by HighMark Funds' Shareholders. There are currently six Trustees, all of whom are not "interested persons" of HighMark Funds within the meaning of that term under the 1940 Act.

       The Trustees, in turn, elect the officers of HighMark Funds to supervise actively its day-to-day operations.

       The Trustees and officers of HighMark Funds, their addresses and principal occupations during the past five years are set forth below.

                                      POSITION(s) HELD                            PRINCIPAL OCCUPATION
NAME AND ADDRESS                      WITH HIGHMARK FUNDS                         DURING PAST 5 YEARS
----------------                      -------------------                         -------------------

Thomas L. Braje                       Trustee                                     Prior to retirement in October
1323 Encina Drive                                                                 1996, Vice President and Chief
Milbrae, CA  94030                                                                Financial Officer of Bio Rad
Date of Birth:  6/7/43                                                            Laboratories, Inc.

David A. Goldfarb                     Trustee                                     Partner, Goldfarb & Simens,
111 Pine Street                                                                   Certified Public Accountants.
18th Floor
San Francisco, CA 94111
Date of Birth:  8/2/42

Joseph C. Jaeger                      Trustee                                     Prior to retirement in June 1998,
19 Crest Road                                                                     Senior Vice President and Chief
Lafayette, CA  94549                                                              Financial Officer, Delta Dental
Date of Birth:  8/21/35                                                           Plan of California.

Frederick J. Long                     Trustee                                     President and Chief Executive
520 Pike Street                                                                   Officer, Acordia West and
20th Floor                                                                        Acordia Northwest Inc. (each an
Seattle, WA 98101                                                                 insurance brokerage firm).
Date of Birth:  9/17/35

Paul L. Smith                         Trustee                                     Member of the Board of Trustees
422 Gordon Terrace                                                                of Stepstone Funds from 1991 to
Pasadena, CA  91105                                                               1997.
Date of Birth:  4/25/18

William R. Howell                     Trustee                                     Director, Current Income Shares,
73-350 Calliandra Avenue                                                          Inc. from 1973 until retirement in
Palm Desert, CA  92260                                                            1998. Chairman of the Board of
Date of Birth:  2/28/22                                                           Trustees of Stepstone Funds from
                                                                                  1991 to 1997.

Michael L. Noel                       Member Advisory Board                       President, Noel Consulting
1107 Pine Country Court                                                           Company since 1998.  From 1991
Prescott, AZ  86303-6405                                                          to 1997, Member of the Board of
Date of Birth:  4/5/41                                                            Trustees of Stepstone Funds.
                                                                                  Prior to retirement in December
                                                                                  1994, Senior Vice President and
                                                                                  Chief Financial Officer, Southern
                                                                                  California Edison Company;
                                                                                  Director of Amerwest Company,
                                                                                  Current Income Shares, Inc. and
                                                                                  SCAN Health Plan.

Robert M. Whitler                     Member Advisory Board                       Director, Current Income Shares,
336 Running Spring Drive                                                          Inc.  Prior to retirement in 1996,
Palm Desert, CA  92211-3240                                                       Executive Vice President and head
Date of Birth:  9/11/38                                                           of Union Bank's Financial
                                                                                  Management and Trust Services
                                                                                  Group and a member of the
                                                                                  bank-wide Executive Policy
                                                                                  Committee.

Mark E. Nagle                         President and Chief                         Vice President and Controller,
530 East Swedesford Road              Executive Officer                           Funds Account, Vice President of
Wayne, PA  19087                                                                  the Administrator and Distributor,
                                                                                  employee since November 1996.
                                                                                  From 1995 to 1996, Vice
                                                                                  President of Fund Accounting of
                                                                                  BISYS Fund Services.  Prior to
                                                                                  1995, Senior Vice President for
                                                                                  Fidelity Investments since 1981.

Robert DellaCroce                     Controller and Chief                        CPA, Director of Fund
530 East Swedesford Road              Financial Officer                           Resources, employee since 1994.
Wayne, PA  19087                                                                  Prior to 1994, senior manager
                                                                                  for Arthur Andersen.

Kevin P. Robins                       Vice President and                          Employee since 1992.  Prior to
1 Freedom Valley Drive                Secretary                                   1992, associate with Morgan
Oaks, PA  19456                                                                   Lewis & Bockius since 1988.

Sandra K. Orlow                       Vice President and                          Employee since 1983.
1 Freedom Valley Drive                Assistant Secretary
Oaks, PA  19456

Todd Cipperman                        Vice President and                          Employee since 1995.  From 1994
1 Freedom Valley Drive                Assistant Secretary                         to May 1995, associate with
Oaks, PA  19456                                                                   Dewey Ballantine. Prior to 1994,
                                                                                  associate with Winston & Strawn.

Joseph M. O'Donnell                   Vice President and                          Employee since 1998.  From
1 Freedom Valley Drive                Assistant Secretary                         March, 1993 to December, 1997,
Oaks, PA  19456                                                                   Vice President and General
                                                                                  Counsel with FPS Services, Inc.

Lydia A. Gavalis                      Vice President and                          Vice President and Assistant
1 Freedom Valley Drive                Assistant Secretary                         Secretary of SEI Investments
Oaks, PA  19456                                                                   Company, employee since 1998.
                                                                                  Prior to 1998, Assistant General
                                                                                  Counsel and Director of
                                                                                  Arbitration, Philadelphia Stock
                                                                                  Exchange.

Lynda J. Striegel                     Vice President and                          Vice President and Assistant
1 Freedom Valley Drive                Assistant Secretary                         Secretary of SEI Investments
Oaks, PA  19456                                                                   Company, employee since 1998.
                                                                                  From 1997 to 1998, Senior Assets
                                                                                  Management Counsel, Barnett
                                                                                  Banks, Inc. From 1996 to 1997,
                                                                                  Partner, Groom and Nordberg,
                                                                                  Chartered.  Prior to 1995,
                                                                                  Associate General Counsel, Riggs
                                                                                  Bank, N.A.

Kathy Heilig                          Vice President and                          Treasurer of SEI Investments
1 Freedom Valley Drive                Assistant Secretary                         Company, employee since 1987.
Oaks, PA  19456

James R. Foggo                        Vice President and                          Vice President and Assistant
1 Freedom Valley Drive                Assistant Secretary                         Secretary of the Administrator and
Oaks, PA  19456                                                                   the Distributor, employee since
                                                                                  1998.  In 1998, associate Paul
                                                                                  Weiss, Rifkind, Wharton &
                                                                                  Garrison.  From 1995 to 1998,
                                                                                  associate, Baker & McKenzie.
                                                                                  Prior to 1995, associate, Battle
                                                                                  Fowler, L.L.P.

       The Trustees of HighMark Funds receive quarterly retainer fees and fees and expenses for each meeting of the Board of Trustees attended. No employee, officer or stockholder of SEI Investments Mutual Funds Services and/or SEI Investments Distribution Co. receives any compensation directly from HighMark Funds for serving as a Trustee and/or officer. SEI Investments Mutual Funds Services and/or SEI Investments Distribution Co. receive administration, fund accounting servicing and distribution fees from each of the Funds. See "Manager and Administrator" and "Distributor" below. Messrs. Nagle, Robins, Cipperman, DellaCroce, O'Donnell and Foggo, and Ms. Orlow, Ms. Striegel, Ms. Gavalis and Ms. Heilig are employees and officers of SEI Investments Company. While SEI Investments Mutual Funds Services is a distinct legal entity from SEI Investments Distribution Co., SEI Investments Mutual Funds Services is considered to be an affiliated person of SEI Investments Distribution Co. under the 1940 Act due to, among other things, the fact that SEI Investments Distribution Co. and SEI Investments Mutual Funds Services are both controlled by the same ultimate parent company, SEI Investments Company.

       During the fiscal year ended July 31, 1998, fees paid to the disinterested Trustees for their services as Trustees aggregated $102,000. For the disinterested Trustees, the following table sets forth information concerning fees paid and retirement benefits accrued during the fiscal year ended July 31, 1998:


           (1)                 (2)               (3)                   (4)                   (5)
         Name of            Aggregate        Pension or         Estimated Annual     Total Compensation
         Trustee          Compensation       Retirement           Benefits Upon           from Fund
                           from Group     Benefits Accrued         Retirement          Complex Paid to
                                                 as                                       Trustees
                                            Part of Fund
                                              Expenses
         -------             -------          --------              --------               ------

Thomas L. Braje              $17,000            None                  None             $17,000
David A. Goldfarb            $17,000            None                  None             $17,000
William R. Howell            $17,000            None                  None             $17,000
Joseph C. Jaeger             $17,000            None                  None             $17,000
Frederick J. Long            $17,000            None                  None             $17,000
Paul L. Smith                $17,000            None                  None             $17,000
Michael L. Noel*             $17,000            None                  None             $17,000
Robert M. Whitler*           $17,000            None                  None             $17,000

*Members of Advisory Board.

       The Advisory Board to the Board of Trustees is responsible for providing monitoring services and evaluating issues affecting the HighMark Funds pursuant to the direction of the Board of Trustees, and consulting and providing advice to the Board of Trustees regarding those issues.

INVESTMENT ADVISOR

       Investment advisory and management services are provided to each of the Funds by HighMark Capital Management, Inc. (the "Advisor"), (formerly Pacific Alliance Capital Management, a division of Union Bank of California), pursuant to an investment advisory agreement between the Advisor and HighMark Funds dated as of September 1, 1998 (the "Investment Advisory Agreement"). Union Bank of California serves as custodian for each of the Funds. See "Transfer Agent, Custodian and Fund Accounting Services" below. Union Bank of California also serves as sub-administrator to each of the Funds pursuant to an agreement with SEI Investments Mutual Funds Services. See "Manager and Administrator" below.

       Unless sooner terminated, the Investment Advisory Agreement will continue in effect as to each particular Fund from year to year if such continuance is approved at least annually by HighMark Funds' Board of Trustees or by vote of a majority of the outstanding Shares of such Fund (as defined under GENERAL INFORMATION - Miscellaneous in the Prospectuses), and a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement is terminable as to a particular Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Advisor. The Investment Advisory Agreement terminates automatically in the event of any assignment, as defined in the 1940 Act.

       The Investment Advisory Agreement provides that the Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by HighMark Funds in connection with the Advisor's services under the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties, or from reckless disregard by the Advisor of its duties and obligations thereunder.

       On September 1, 1998, the investment management unit at Union Bank of California, N.A., Pacific Alliance Capital Management was reorganized into a subsidiary of UnionBanCal Corporation. The new entity, HighMark Capital Management, Inc., is a California corporation registered under the 1940 Act.

       On April 1, 1996, the Bank of California, N.A., HighMark Funds' then-investment advisor, combined with Union Bank and the resulting bank changed its name to Union Bank of California, N.A. At the same time, the banks' investment management divisions were combined. Each of the Bank of California and Union Bank (or its predecessor bank) has been in banking since the early 1900's, and historically, each has had significant investment functions within its trust and investment division. Union Bank of California, N.A. is a subsidiary of UnionBanCal Corporation, a publicly traded corporation, a majority of the shares of which are owned by The Bank of Tokyo - Mitsubishi, Ltd.

       For the services provided and expenses assumed by the Advisor pursuant to the Investment Advisory Agreement, Union Bank of California is entitled to receive fees from each Fund as described in that Fund's Prospectus. For the fiscal year ended July 31, 1998, Union Bank of California received the following investment advisory fees: $2,265,301 from the Growth Fund; $2,825,963 from the Income Equity Fund; $2,602,642 from the Balanced Fund; $3,952,110 from the Value Momentum Fund; $577,471 from the Emerging Growth Fund; $629,025 from the International Equity Fund; $593,291 from the Bond Fund; $863,851 from the Intermediate-Term Bond Fund; $87,732 from the California Intermediate Tax-Free Bond Fund (an additional $245,284 in fees were voluntarily reduced); $6,250,527 from the Diversified Money Market Fund; $906,618 from the U.S. Government Money Market Fund; $2,383,235 from the 100% U.S. Treasury Money Market Fund (an additional $476,647 in fees were voluntarily reduced); and $462,600 from the California Tax-Free Money Market Fund (an additional $925,201 in fees were voluntarily reduced).

       For the fiscal year ended July 31, 1997, Union Bank of California received the following investment advisory fees: $666,964 from the Growth Fund (an additional $121,712 in fees were voluntarily reduced); $1,986,575 from the Income Equity Fund (an additional $658 in fees were voluntarily reduced); $1,025,689 from the Balanced Fund; $1,158,537 from the Value Momentum Fund; $229,671 from the Emerging Growth Fund; $218,664 from the International Equity Fund (an additional $9,751 in fees were voluntarily reduced); $294,637 from the Bond Fund (an additional $188,247 in fees were voluntarily reduced); $388,609 from the Intermediate-Term Bond Fund; $506 from the California Intermediate Tax-Free Bond Fund (an additional $41,978 in fees were voluntarily reduced); $2,181,976 from the Diversified Money Market Fund; $838,857 from the U.S. Government Money Market Fund; $1,377,080 from the 100% U.S. Treasury Money Market Fund (an additional $129,101 in fees were voluntarily reduced); and $124,611 from the California Tax-Free Money Market Fund (an additional $266,840 in fees were voluntarily reduced).

       For the fiscal year ended January 31, 1997,(1) Union Bank of California, N.A. received the following investment advisory fees: $1,630,000 from the Balanced Fund; $1,599,000 from the Value Momentum Fund; $428,000 from the Emerging Growth Fund; $413,000 from the International Equity Fund (an additional $49,000 in fees were voluntarily waived); $711,000 from the Intermediate-Term Bond Fund; $1,000 from the California Intermediate Tax-Free Bond Fund (an additional $49,000 in fees were voluntarily waived); $2,773,000 from the HighMark Diversified Money Market Fund; and $126,000 from the California Tax-Free Money Market Fund (an additional $265,000 in fees were voluntarily waived). (2)

       For the fiscal year ended July 31, 1996, Union Bank of California received the following investment advisory fees: $180,047 from the Growth Fund (an additional $182,161 in fees were voluntarily reduced); $1,722,014 from the Income Equity Fund (an additional $33,207 in fees were voluntarily reduced); $277,708 from the Bond Fund (an additional $256,561 in fees were voluntarily reduced); $944,226 from the U.S. Government Money Market Fund; and $1,203,300 from the 100% U.S. Treasury Money Market Obligations Fund.

       For the fiscal year ended January 31, 1996, the Adviser's predecessor received the following investment advisory fees: $1,238,970 from the Balanced Fund; $1,169,765 from the Value Momentum Fund; $255,357 from the Emerging Growth Fund; $300,582 from the International Equity Fund (an additional $76,243 in fees were voluntarily waived); $648,012 from the Intermediate-Term Bond Fund; $3,065 from the California Intermediate Tax-Free Bond Fund (an additional $61,451 in fees were voluntarily waived); $2,002,595 from the HighMark Diversified Money Market Fund; and $113,705 from the California Tax-Free Money Market Fund (an additional $237,331 in fees were voluntarily waived).

----------
       (1) See "ADDITIONAL INFORMATION - Miscellaneous" for an explanation of the different fiscal year ends for each Fund.

       (2) Each of these Funds is the accounting survivor of a reorganization of two mutual funds. All fees paid by these Funds (or sub-advisory fees paid with respect to these Funds) for a fiscal year end of January 31 represent the fees paid by the accounting survivor prior to the reorganization.

THE SUB-ADVISORS

       The Advisor and Bank of Tokyo-Mitsubishi Trust Company ("BTMT") have entered into a sub-advisory agreement which relates to the Emerging Growth Fund. The Advisor and AXA Asset Management Partenaires ("AXA") have entered into a sub-advisory agreement which relates to the International Equity Fund. Prior to January 1, 1998, Tokyo-Mitsubishi Asset Management (U.K.), Ltd. ("TMAM") served as the International Equity Fund's Sub-Advisor. The Advisor and Brandes Investment Partners LP ("Brandes") have entered into a sub-advisory agreement which relates to the Small Cap Value Fund (BTMT, together with AXA and Brandes, are hereafter collectively, the "Sub-Advisors").

       Under its sub-advisory agreement, BTMT is entitled to a fee which is calculated daily and paid monthly at an annual rate of .50% of the average daily net assets of the Emerging Growth Fund. Such fee is paid by the Advisor, and BTMT receives no fees directly from a Fund. For the fiscal year ended July 31, 1998, BTMT received sub-advisory fees of $36,920 with respect to the Emerging Growth Fund. For the fiscal years ended January 31, 1997 and 1996, BTMT, or its predecessor, Bank of Tokyo Trust Company received sub-advisory fees of: $267,497 and $159,198, respectively, with respect to the Emerging Growth Fund.

       BTMT operates as a subsidiary of The Bank of Tokyo-Mitsubishi, Ltd. BTMT was established in 1955 and has been providing asset management services since 1965.

       Under its sub-advisory agreement, AXA is entitled to a fee which is calculated daily and paid monthly at an annual rate of 0.50% of the average daily net assets of the International Equity Fund. Such a fee is paid by the Advisor, and AXA receives no fees directly from the International Equity Fund. For the period from January 1, 1998 to July 31, 1998, AXA received sub-advisory fees of $192,406. For the period from August 1, 1997 to December 31, 1997, TMAM received sub-advisory fees of $59,319. For the period ended July 31, 1997 and the fiscal year ended January 31, 1997, TMAM received sub-advisory fees of $72,131 and $145,865, respectively, with respect to the International Equity Fund.

       AXA operates as a subsidiary of the AXA Group. AXA was established in 1994.

       Under its sub-advisory agreement, Brandes is entitled to a fee which is calculated and paid monthly at the annual rate of .50% of the average of the market value of the assets of the Small Cap Value Fund allocated to Brandes. Such fee is paid by the Advisor, and Brandes receives no fees directly from the Small Cap Value Fund.

PORTFOLIO TRANSACTIONS

       Pursuant to the Investment Advisory Agreement, the Advisor determines, subject to the general supervision of the Board of Trustees of HighMark Funds and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases and sales of portfolio securities for the Bond Fund, the Intermediate-Term Bond Fund, the California Intermediate Tax-Free Bond Fund, the Diversified Money Market Fund, the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund and the California Tax-Free Money Market Fund usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Securities purchased by the Growth Fund, the Income Equity Fund, the Value Momentum Fund, the Emerging Growth Fund, the International Equity Fund and the Small Cap Value Fund will generally involve the payment of a brokerage fee. Portfolio transactions for the Balanced Fund may be principal transactions or involve the payment of brokerage commissions. While the Advisor generally seeks competitive spreads or commissions on behalf of each of the Funds, HighMark Funds may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

       Allocation of transactions, including their frequency, to various dealers is determined by the Advisor or the Sub-Advisors in their best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to the Advisor or the Sub-Advisors may receive orders for transactions by HighMark Funds. Information so received is in addition to and not in lieu of services required to be performed by the Advisor or the Sub-Advisors and does not reduce the advisory fees payable to the Advisor by HighMark Funds. Such information may be useful to the Advisor or the Sub-Advisors in serving both HighMark Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Advisor in carrying out its obligations to HighMark Funds.

       Upon adoption by the Board of Trustees of certain procedures pursuant to Rule 17e-1 under the 1940 Act, HighMark Funds may execute portfolio transactions involving the payment of a brokerage fee through the Advisor, SEI Investments Distribution Co., and their affiliates in accordance with such procedures. HighMark Funds will not acquire portfolio securities issued by, make savings deposits in, or enter repurchase or reverse repurchase agreements with, Union Bank of California, or their affiliates, and will not give preference to correspondents of Union Bank of California with respect to such securities, savings deposits, repurchase agreements and reverse repurchase agreements.

       Investment decisions for each Fund of HighMark Funds are made independently from those for the other Funds or any other investment company or account managed by the Advisor or the Sub-Advisors. However, any such other investment company or account may invest in the same securities as HighMark Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner that the Advisor or the Sub-Advisors believe to be equitable to the Fund(s) and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Advisor or the Sub-Advisors may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds or for other investment companies or accounts in order to obtain best execution. As provided in the Investment Advisory Agreement and the Sub-Advisory Agreements, in making investment recommendations for HighMark Funds, the Advisor or the Sub-Advisors will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by HighMark Funds is a customer of the Advisor, the Sub-Advisors, their parent or its subsidiaries or affiliates and, in dealing with its commercial customers, the Advisor and the Sub-Advisors, their parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by HighMark Funds.

       During the fiscal year ended July 31, 1998, the following Funds paid the following aggregate brokerage commissions: Balanced Fund: $205,232; Emerging Growth Fund: $447,405; Growth Fund: $465,576; Income Equity Fund: $638,230; Value Momentum Fund:

$248,933; and International Equity Fund: $389,285. No brokerage was directed for any of the Funds. The following brokerage commissions were paid in the period ended July 31, 1997: Balanced Fund: $64,473; Emerging Growth Fund: $170,553; Growth Fund: $334,472; Income Equity Fund: $97,957; Value Momentum Fund:
$118,620; and International Equity Fund: $58,381. The following brokerage commissions were paid in the fiscal year ended January 31, 1997: $122,239 by the Value Momentum Fund, $159,120 by the Balanced Fund, $206,286 by the Emerging Growth Fund and $107,379 by the International Equity Fund. The following brokerage commissions were paid in the fiscal year ended July 31, 1996: $104,127 by the Growth Fund and $318,261 by the Income Equity Fund.

GLASS-STEAGALL ACT

       In 1971, the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a mutual fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment advisor, transfer agent, and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisors to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complies with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisors to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

       The Advisor and the Sub-Advisors believe that they possess the legal authority to perform the services for the Funds contemplated by the Investment Advisory Agreement and the Sub-Advisory Agreements and described in the Prospectuses and this Statement of Additional Information and has so represented in the Investment Advisory Agreement and the Sub-Advisory Agreements. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could prevent or restrict the Advisor from continuing to perform such services for HighMark Funds. Depending upon the nature of any changes in the services that could be provided by the Advisor, or the

Sub-Advisors, the Board of Trustees of HighMark Funds would review HighMark Funds' relationship with the Advisor and the Sub-Advisors and consider taking all action necessary in the circumstances.

       Should further legislative, judicial or administrative action prohibit or restrict the activities of Union Bank of California, the Advisor, its affiliates, and its correspondent banks in connection with Customer purchases of Shares of HighMark Funds, such Banks might be required to alter materially or discontinue the services offered by them to Customers. It is not anticipated, however, that any change in HighMark Funds' method of operations would affect its net asset value per Share or result in financial losses to any Customer.

ADMINISTRATOR AND SUB-ADMINISTRATOR

       SEI Investments Mutual Funds Services (the "Administrator") serves as administrator to each of the Funds pursuant to the administration agreement dated as of February 15, 1997 between HighMark Funds and the Administrator (the "Administration Agreement").

       SEI Investments Mutual Funds Services is a Delaware business trust whose sole beneficiary is SEI Investments Management Corporation. SEI Investments Management Corporation, a wholly owned subsidiary of SEI Investment Company ("SEI"), was organized as a Delaware corporation in 1969 and has its principal business offices at 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI and its subsidiaries are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator and its affiliates also serve as administrator to the following other institutional mutual funds: SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Managed Trust, Boston 1784(R) Funds, The Advisors' Inner Circle Fund, The Pillar Funds, CUFund, STI Classic Funds, First American Funds, Inc., First American Investment Funds, Inc., The Arbor Fund, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., The Achievement Funds Trust, Bishop Street Funds, CrestFunds, Inc., STI Classic Variable Trust, Monitor Funds, TIP Funds, ARK Funds, SEI Asset Allocation Trust, SEI Institutional Investments Trust, TIP Institutional Funds, ARMADA Funds, The Expedition Funds and Oak Associates Funds.

       Pursuant to the Administration Agreement, the Administrator provides the Group with administrative services, regulatory reporting, fund accounting and related portfolio accounting services, all necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Group. As described below, the Administrator has delegated part of its responsibilities under the Administration Agreement to Union Bank of California, N.A.

       For the fiscal year ended July 31, 1998 for its services as administrator and expenses assumed pursuant to the Administration Agreement, the Administrator received the following fees: $669,261 from the Growth Fund (an additional $85,839 in fees were voluntarily reduced); $847,789 from the Income Equity Fund (an additional $94,199 in fees were voluntarily reduced); $767,123 from the Balanced Fund (an additional $100,424 in fees were voluntarily reduced); $1,185,633 from the Value Momentum Fund (an additional $131,737 in fees were voluntarily reduced); $129,931 from the Emerging Growth Fund (an additional $14,437 in fees were voluntarily reduced); $119,187 from the International Equity Fund (an additional $13,243 in fees were voluntarily reduced); $213,585 from the Bond Fund (an additional $23,732 in fees were voluntarily reduced); $310,986 from the Intermediate-Term Bond Fund (an additional $34,554 in fees were voluntarily reduced); $117,410 from the California Intermediate Tax-Free Bond Fund (an additional $15,796 in fees were voluntarily reduced); $3,750,316 from the Diversified Money Market Fund (an additional $416,702 in fees were voluntarily reduced); $543,971 from the U.S. Government Money Market Fund (an additional $60,441 in fees were voluntarily reduced); $1,715,929 from the 100% U.S. Treasury Money Market Fund (an additional $190,659 in fees were voluntarily reduced); and $832,681 from the California Tax-Free Money Market Fund (an additional $92,520 in fees were voluntarily reduced).

       For the fiscal year ended July 31, 1997, for its services as administrator and expenses assumed pursuant to the Administration Agreement, the Administrator received the following fees: $204,315 from the Growth Fund (an additional $22,032 in fees were voluntarily reduced); $605,282 from the Income Equity Fund (an additional $17,907 in fees were voluntarily reduced); $255,346 from the Balanced Fund (an additional $29,410 in fees were voluntarily reduced); $298,886 from the Value Momentum Fund (an additional $22,063 in fees were voluntarily reduced); $44,080 from the Emerging Growth Fund (an additional $3,159 in fees were voluntarily reduced); $36,978 from the International Equity Fund (an additional $3,072 in fees were voluntarily reduced); $101,712 from the Bond Fund (an additional $25,352 in fees were voluntarily reduced); $118,137 from the Intermediate-Term Bond Fund (an additional $8,143 in fees were voluntarily reduced); $11,833 from the California Intermediate Tax-Free Bond Fund (an additional $2,604 in fees were voluntarily reduced); $1,141,740 from the Diversified Money Market Fund (an additional $88,254 in fees were voluntarily reduced); $439,141 from the U.S. Government Money Market Fund (an additional $14,294 in fees were voluntarily reduced); $815,457 from the 100% U.S. Treasury Money Market Fund (an additional $45,215 in fees were voluntarily reduced); and $207,633 from the California Tax-Free Money Market Fund (an additional $15,291 in fees were voluntarily reduced).

       For the fiscal year ended January 31, 1997, the Administrator received the following fees: $342,000 from the Balanced Fund; $336,000 from the Value Momentum Fund; $67,000 from the Emerging Growth Fund; $60,000 from the International Equity Fund; $179,000 from the Intermediate-Term Bond Fund; $13,000 from the California Intermediate Tax-Free Bond Fund; $1,163,000 from the HighMark Diversified Money Market Fund; and $164,00 from the California Tax-Free Money Market Fund.

       Through the fiscal year ended July 31, 1996 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS Fund Services") served as HighMark Funds' administrator. For its services as administrator and expenses assumed pursuant to the administration agreement between BISYS Fund Services and HighMark Funds, BISYS Fund Services received a fee from each Fund as described in that Fund's Prospectus. For the fiscal year ended July 31, 1996, BISYS Fund Services earned the following administration fees: $72,337 from the Growth Fund; $520,671 from the Income Equity Fund; $80,226 from the Bond Fund (an additional $43,205 in fees were voluntarily reduced); $472,171 from the U.S. Government Money Market Fund; and $601,680 from the 100% U.S. Treasury Money Market Fund.

       For the fiscal year ended January 31, 1996, the Administrator received the following fees: $276,935 from the Balanced Fund; $261,423 from the Value Momentum Fund; $42,746 from the Emerging Growth Fund; $54,149 from the International Equity Fund; $173,915 from the Intermediate-Term Bond Fund; from the California Intermediate Tax-Free Bond Fund; $895,102 from the HighMark Diversified Money Market Fund; and $157,204 from the California Tax-Free Money Market Fund.

       The Administration Agreement became effective on February 15, 1997 and was automatically renewed for a one year term on July 31, 1999. Unless sooner terminated as provided in the Administration Agreement (and as described below), the Administration Agreement, as amended, will continue in effect until July 31, 2000. The Administration Agreement thereafter shall be renewed automatically for successive annual terms. The Administration Agreement is terminable at any time with respect to a particular Fund or HighMark Funds as a whole by either party without penalty for any reason upon 90 days' written notice by the party effecting such termination to the other party.

       The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by HighMark Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

       The Administration Agreement permits the Administrator to subcontract its services thereunder, provided that the Administrator will not be relieved of its obligations under the Administration Agreement by the appointment of a subcontractor and the Administrator shall be responsible to HighMark Funds for all acts of the subcontractor as if such acts were its own, except for losses suffered by any Fund resulting from willful misfeasance, bad faith or gross negligence by the subcontractor in the performance of its duties or for reckless disregard by it of its obligations and duties. Pursuant to a sub-administration agreement between the Administrator and Union Bank of California, N.A., Union Bank of California, N.A. will perform services which may include clerical, bookkeeping, accounting, stenographic and administrative services, for which it will receive a fee, paid by the Administrator, at the annual rate of up to 0.05% of each Fund's average daily net assets.

SHAREHOLDER SERVICES PLANS

       HighMark Funds has adopted two Shareholder Services Plans, one for Fiduciary Class and Class A Shares and one for Class B Shares (collectively, the "Services Plans") pursuant to which a Fund is authorized to pay compensation to financial institutions (each a "Service Provider"), which may include Bank of Tokyo-Mitsubishi, Ltd., Union Bank of California, N.A., or their respective affiliates, that agree to provide certain shareholder support services for their customers or account holders (collectively, "customers") who are the beneficial or record owners of Shares of a Fund. In consideration for such services, a Service Provider is compensated by a Fund at a maximum annual rate of up to 0.25% of the average daily net asset value of Shares of a Fund, pursuant to each plan. A Shareholder Services Plan has not been adopted for the Class S Shares.

       The servicing agreements adopted under the Services Plans (the "Servicing Agreements") require the Service Provider receiving such compensation to perform certain shareholder support services as set forth in the Servicing Agreements with respect to the beneficial or record owners of Shares of a Fund.

       As authorized by the Services Plans, HighMark Funds may enter into a Servicing Agreement with a Service Provider pursuant to which the Service Provider has agreed to provide certain shareholder support services in connection with Shares of one or more of the Funds. Such shareholder support services may include, but are not limited to, (i) maintaining Shareholder accounts; (ii) providing information periodically to Shareholders showing their positions in Shares; (iii) arranging for bank wires; (iv) responding to Shareholder inquiries relating to the services performed by the Service Provider; (v) responding to inquiries from Shareholders concerning their investments in Shares; (vi) forwarding Shareholder communications from HighMark Funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Shareholders; (vii) processing purchase, exchange and redemption requests from Shareholders and placing such orders with HighMark Funds or its service providers; (viii) assisting Shareholders in changing dividend options, account designations, and addresses; (ix) providing subaccounting with respect to Shares beneficially owned by Shareholders; (x) processing dividend payments from HighMark Funds on behalf of the Shareholders; and (xi) providing such other similar services as HighMark Funds may reasonably request to the extent that the service provider is permitted to do so under applicable laws or regulations.

EXPENSES

       HighMark Funds' service providers bear all expenses in connection with the performance of their respective services, except that each Fund will bear the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, if any, fees and travel expenses of Trustees who are not partners, officers, directors, shareholders or employees of HighMark Capital Management, Inc., Union Bank of California, SEI Investments Mutual Funds Services or SEI Investments Distribution Co., Securities and Exchange Commission fees and state fees and expenses, certain insurance premiums, outside and, to the extent authorized by HighMark Funds, inside auditing and legal fees and expenses, fees charged by rating agencies in having the Fund's Shares rated, advisory and administration fees, fees and reasonable out-of-pocket expenses of the custodian and transfer agent, expenses incurred for pricing securities owned by the Fund, costs of maintenance of corporate existence, typesetting and printing prospectuses for regulatory purposes and for distribution to current Shareholders, costs and expenses of Shareholders' and Trustees' reports and meetings and any extraordinary expenses.

DISTRIBUTOR

       SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI, serves as distributor to the Funds pursuant to a distribution agreement dated February 15, 1997 between HighMark Funds and the Distributor for the Fiduciary Class and Class A Shares, pursuant to a distribution agreement dated June 18, 1997 between HighMark Funds and the Distributor for Class B Shares and pursuant to a distribution agreement between HighMark Funds and the Distributor for Class S Shares (collectively, the "Distribution Agreements").

       Unless terminated, the Distribution Agreements will continue in effect until July 31, 2000 and from year to year thereafter if approved at least annually (i) by HighMark Funds' Board of Trustees or by the vote of a majority of the outstanding Shares of HighMark Funds, and (ii) by the vote of a majority of the Trustees of HighMark Funds who are not parties to the Distribution Agreements or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreements, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreements are terminable without penalty, on not less than sixty days' notice by HighMark Funds' Board of Trustees, by vote of a majority of the outstanding voting securities of HighMark Funds or by the Distributor. The Distribution Agreements terminate in the event of their assignment, as defined in the 1940 Act.

       The Distribution Plans. The operation of the Distribution Plans, the 0.25% fee payable under HighMark Funds' Distribution Plans to which the Class A Shares of the Funds are presently subject, the 0.75% fee to which the Class B Shares are presently subject and the 0.55% fee to which the Class S Shares will be subject to effective October 1, 1999 are described in each such Fund's Prospectus under "SERVICE ARRANGEMENTS -The Distribution Plans." For the fiscal year ended July 31, 1998, the Distributor received in respect of the sale of Class A Shares distribution fees of: $26,261 from the Growth Fund; $46,119 from the Income Equity Fund; $24,891 from the Balanced Fund; $72,706 from the Value Momentum Fund; $2,480,819 from the Diversified Money Market Fund; $171,678 from the U.S. Government Money Market Fund; $1,720,731 from the 100% U.S. Treasury Money Market Fund; and $651,837 from the California Tax-Free Money Market Fund. For the fiscal year ended July 31, 1998, the Distributor received in respect of the sale of Class B Shares distribution fees of: $1 from the U.S. Government Money Market Fund; $3,364 from the Income Equity Fund; $10,778 from the Value Momentum Fund; $3,192 from the Growth Fund; and $1,282 from the Balanced Fund.

       In accordance with Rule 12b-1 under the 1940 Act, the Distribution Plans may be terminated with respect to any Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Class A or Class B Shares of that Fund. The Distribution Plans may be amended by vote of HighMark Funds' Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in a Distribution Plan that would materially increase the distribution fee with respect to a Fund requires the approval of that Fund's Retail Shareholders. HighMark Funds' Board of Trustees will review on a quarterly and annual basis written reports of the amounts received and expended under the Distribution Plans (including amounts expended by the Distributor to Participating Organizations pursuant to the Servicing Agreements entered into under the Distribution Plans) indicating the purposes for which such expenditures were made.

       Each Distribution Plan provides that it will continue in effect with respect to each Fund for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of the entire Board of Trustees, cast in person at a meeting called for such purpose. For so long as each of the Distribution Plans remains in effect, the selection and nomination of those trustees who are not interested persons of HighMark Funds (as defined in the 1940 Act) shall be committed to the discretion of such disinterested persons.

TRANSFER AGENT AND CUSTODIAN SERVICES

       State Street Bank and Trust Company performs transfer agency services for the Funds pursuant to a transfer agency and shareholder service agreement with HighMark Funds dated as of February 15, 1997 (the "Transfer Agency Agreement"). As each Fund's transfer agent, State Street Bank and Trust Company processes purchases and redemptions of each Fund's Shares and maintains each Fund's Shareholder transfer and accounting records, such as the history of purchases, redemptions, dividend distributions, and similar transactions in a Shareholders's account.

       Under the Transfer Agency Agreement, HighMark Funds has agreed to pay State Street Bank and Trust Company annual fees at the rate of $18,000 per Retail class/per Fund. The Distributor has agreed to pay State Street Bank and Trust Company annual fees at the rate of $15,000 per Fiduciary class/per Fund. In addition, there will be an annual account maintenance fee of $25.00 per account and IRA Custodial fees totaling $15.00 per account, as well as out-of-pocket expenses as defined in the Transfer Agency Agreement. HighMark Funds intends to charge transfer agency fees across the HighMark Funds as a whole. State Street Bank and Trust Company may periodically voluntarily reduce all or a portion of its transfer agency fee with respect to a Fund to increase the Fund's net income available for distribution as dividends.

       Union Bank of California, N.A. serves as custodian to the Funds pursuant to a custodian agreement with HighMark Funds dated as of December 23, 1991, as amended (the "Custodian Agreement"). Under the Custodian Agreement, Union Bank of California's responsibilities include safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on each Fund's investments.

       Under the Custodian Agreement, HighMark Funds has agreed to pay Union Bank of California a domestic custodian fee with respect to each Fund at an annual rate of .01% of the Fund's average daily net assets, with an annual minimum fee of $2,500 per Fund, plus certain transaction fees. Union Bank of California is also entitled to be reimbursed by HighMark Funds for its reasonable out-of-pocket expenses incurred in the performance of its duties under the Custodian Agreement. Global custody fees shall be determined on a transaction basis. Union Bank of California may periodically voluntarily reduce all or a portion of its custodian fee with respect to a Fund to increase the Fund's net income available for distribution as dividends.

AUDITORS

       The financial statements of HighMark Funds for the period ended July 31, 1998, incorporated by reference into this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent accountants, as set forth in their report also incorporated by reference into this Statement of Additional Information, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting.

LEGAL COUNSEL

       Ropes & Gray, One Franklin Square, 1301 K Street, N.W., Suite 800 East, Washington, D.C. 20005, are counsel to HighMark Funds and will pass upon the legality of the Shares offered hereby.

                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

       HighMark Funds is a Massachusetts business trust. HighMark Funds' Declaration of Trust was originally filed with the Secretary of State of The Commonwealth of Massachusetts on March 10, 1987. The Declaration of Trust, as amended, authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest, without par value. HighMark Funds' Declaration of Trust, as amended, further authorizes the Board of Trustees to establish one or more series of Shares of HighMark Funds, and to classify or reclassify the Shares of any series into one or more classes by setting or changing in any one or more respects the preferences, designations, conversion or other rights, restrictions, limitations as to dividends, conditions of redemption, qualifications or other terms applicable to the Shares of such class, subject to those matters expressly provided for in the Declaration of Trust, as amended, with respect to the Shares of each series of HighMark Funds. HighMark Funds presently consists of fourteen series of Shares, representing units of beneficial interest in the Growth Fund, the Income Equity Fund, the Balanced Fund, the Value Momentum Fund, the Emerging Growth Fund, the International Equity Fund, the Small Cap Value Fund, the Bond Fund, the Intermediate-Term Bond Fund, the California Intermediate Tax-Free Bond Fund, the Diversified Money Market Fund, the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund, and the California Tax-Free Money Market Fund. As described in the Prospectuses, selected Funds have been divided into four classes of Shares, designated Class A and Class B Shares (collectively, "Retail Shares"), Class S Shares ("Sweep Shares") and Fiduciary Shares.

       Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses and this Statement of Additional Information, HighMark Funds' Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of HighMark Funds, Shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund that are available for distribution. Upon liquidation or dissolution of HighMark Funds, Retail, Sweep and Fiduciary shareholders are entitled to receive the net assets of the Fund attributable to each class.

       As used in the Prospectuses and in this Statement of Additional Information, "assets belonging to a Fund" means the consideration received by HighMark Funds upon the issuance or sale of Shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of HighMark Funds not readily identified as belonging to a particular Fund that are allocated to that Fund by HighMark Funds' Board of Trustees.

Such allocations of general assets may be made in any manner deemed fair and equitable, and it is anticipated that the Board of Trustees will use the relative net asset values of the respective Funds at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses of that Fund, and with a share of the general liabilities and expenses of HighMark Funds not readily identified as belonging to a particular Fund that are allocated to that Fund in proportion to the relative net asset values of the respective Funds at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of HighMark Funds to particular Funds will be determined by the Board of Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.

       Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as HighMark Funds shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund.

       Under Rule 18f-2, the approval of an investment advisory agreement or any change in fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding Shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by Shareholders of HighMark Funds voting without regard to series.

       Although not governed by Rule 18f-2, Retail Shares and Sweep Shares of a Fund have exclusive voting rights with respect to matters pertaining to the Fund's Distribution Plan.

SHAREHOLDER AND TRUSTEE LIABILITY

       Under Massachusetts law, holders of units of interest in a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, HighMark Funds' Declaration of Trust, as amended, provides that Shareholders shall not be subject to any personal liability for the obligations of HighMark Funds, and that every written agreement, obligation, instrument, or undertaking made by HighMark Funds shall contain a provision to the effect that the Shareholders are not personally liable thereunder. The Declaration of Trust, as amended, provides for indemnification out of the trust property of any Shareholder held personally liable solely by reason of his or her being or having been a Shareholder. The Declaration of Trust, as amended, also provides that

HighMark Funds shall, upon request, assume the defense of any claim made against any Shareholder for any act or obligation of HighMark Funds, and shall satisfy any judgment thereon. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which HighMark Funds itself would be unable to meet its obligations.

       The Declaration of Trust, as amended, states further that no Trustee, officer, or agent of HighMark Funds shall be personally liable in connection with the administration or preservation of the assets of the trust or the conduct of HighMark Funds' business, nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust, as amended, also provides that all persons having any claim against the Trustees or HighMark Funds shall look solely to the assets of the trust for payment.

THE REORGANIZATION OF THE IRA FUND AND HIGHMARK FUNDS

       As of June 23, 1988, pursuant to an Agreement and Plan of Reorganization between the IRA Fund, HighMark Funds, and the Bank of California, substantially all of the assets of the IRA Fund's Income Equity Portfolio, and Bond Portfolio were transferred to HighMark Funds' Income Equity Fund, and Bond Fund, respectively, in exchange for such Fund's Shares, and substantially all of the assets of the IRA Fund's Short Term Portfolio were transferred to one or more of HighMark Funds' Money Market Funds in exchange for Shares of such Money Market Fund or Funds. Prior to June 23, 1988, the aggregate total return and average annual total return of the Bond Fund and Income Equity Fund reflect the aggregate total return and average annual total return of the IRA Fund Bond Portfolio and the IRA Fund Income Equity Portfolio, respectively. The IRA Fund Bond Portfolio and the IRA Fund Income Equity Portfolio both received investment advice from the same division of the Bank of California subsequently known as Pacific Alliance Capital Management and eventually reorganized as HighMark Capital Management, Inc. and had investment objectives, policies and restrictions substantially similar to those of the Bond Fund and the Income Equity Fund, respectively. However, potential investors should be aware that both the nature and amount of fees and expenses of the IRA Fund Bond Portfolio and the Bond Fund and those of the IRA Fund Income Equity Portfolio and the Income Equity Fund differ.

CALCULATION OF PERFORMANCE DATA

       From time to time, articles relating to the performance, rankings, and other investment characteristics of mutual funds and their investment advisors, including the Funds and the Advisor, may appear in national, regional, and local publications. In particular, some publications may publish their own rankings or performance reviews of mutual funds and their investment advisors, including the Funds and the Advisor. Various mutual fund or market indices may also serve as a basis for comparison of the performance of the Funds with other mutual funds or mutual fund portfolios with comparable investment objectives and policies. In addition to the indices prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, references to or reprints from the following publications may be used in HighMark Funds' promotional literature: IBC/Donoghue's Money Fund Report, Ibbotson Associates of Chicago, MorningStar, Lipper Analytical Services, Inc., CDA/Wiesenberger Investment Company Services, SEI Financial Services, Callan Associates, Wilshire Associates, MONEY Magazine, Pension and Investment Age, Forbes Magazine, Business Week, American Banker, Fortune Magazine, Institutional Investor, Barron's National Business & Financial Weekly, The Wall Street Journal, New York Times, San Francisco Chronicle and Examiner, Los Angeles Times, U.S.A. Today, Sacramento Bee, Seattle Times, Seattle Daily Journal of Commerce, Seattle Post/Intelligence, Seattle Business Journal, Tacoma New Tribune, Bellevue Journal-American, The Oregonian, Puget Sound Business Journal, Portland Chamber of Commerce and Portland Daily Journal of Commerce/Portland Business Today. Shareholders may call toll free 1-800-433-6884 for current information concerning the performance of each of the Funds.

       From time to time, the Funds may include the following types of information in advertisements, supplemental sales literature and reports to
Shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more of the Funds within HighMark Funds; (5) descriptions of investment strategies for one or more of the Funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, insured bank products, annuities, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in one or more of the Funds. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds. In addition, the California Tax-Free Fund may include charts comparing various tax-free yields versus taxable yield equivalents at different income levels.

       Based on the seven-day period ended July 31, 1998 (the "base period" for the Diversified Money Market Fund, the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund, and the California Tax-Free Money Market
Fund), the yield of the Diversified Money Market Fund's Class A Shares and Fiduciary Shares was 4.91% and 5.15%, respectively, and the effective yield of the Fund's Class A Shares and Fiduciary Shares was 5.03% and 5.29%, respectively; the yield of the U.S. Government Money Market Fund's Class A Shares, Class B Shares and Fiduciary Shares was 4.76%, 4.32% and 5.01%, respectively, and the effective yield of the Fund's Class A Shares, Class B Shares and Fiduciary Shares was 4.88%, 4.42% and 5.14%, respectively; the yield of the 100% U.S.

Treasury Money Market Fund's Class A Shares and Fiduciary Shares was 4.57% and 4.82% respectively, and the effective yield of the Fund's Class A Shares and Fiduciary Shares was 4.67% and 4.93% respectively; and the yield of the California Tax-Free Money Market Fund's Class A Shares and Fiduciary Shares was 2.71% and 2.96% respectively, and the effective yield of the Fund's Class A Shares and Fiduciary Shares was 2.74% and 3.00%, respectively. The yield of each Fund's Class A Shares and Fiduciary Shares, respectively, was computed by determining the percentage net change, excluding capital changes, in the value of an investment in one Share of the Class over the base period, and multiplying the net change by 365/7 (or approximately 52 weeks). The effective yield of each Fund's Class A Shares, Class B Shares and Fiduciary Shares, respectively, represents a compounding of the yield of the Class by adding 1 to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result.

       Based on the thirty-day period ended July 31, 1998, the yield of the Diversified Money Market Fund's Class A Shares and Fiduciary Shares was 4.88% and 5.12% respectively, and the effective yield of the Fund's Class A Shares and Fiduciary Shares was 5.00% and 5.26%, respectively; the yield of the U.S. Government Money Market Fund's Class A Shares, Class B Shares and Fiduciary Shares was 4.76%, 4.32% and 5.00%, respectively, and the effective yield of the Fund's Class A Shares, Class B Shares and Fiduciary Shares was 4.87%, 4.42% and 5.13%, respectively; the yield of the 100% U.S. Treasury Money Market Fund's Class A Shares and Fiduciary Shares was 4.55% and 4.80%, respectively, and the effective yield of the Fund's Class A Shares and Fiduciary Shares was 4.65% and 4.92%, respectively; and the yield of the California Tax-Free Money Market Fund's Class A Shares and Fiduciary Shares was 2.49% and 2.73%, respectively, and the effective yield of the Fund's Class A Shares and Fiduciary Shares was 2.51% and 2.77%, respectively. The yield of each Fund's Class A Shares, Class B Shares and Fiduciary Shares, respectively, was computed by determining the percentage net change, excluding capital changes, in the value of an investment in one Share of the Class over the thirty-day period, and multiplying the net change by 365/30 (or approximately twelve months). The effective yield of each Fund's Class A Shares, Class B Shares and Fiduciary Shares, respectively, represents a compounding of the yield of the Class by adding 1 to the number representing the percentage change in value of the investment during the thirty-day period, raising that sum to a power equal to 365/30, and subtracting 1 from the result.

       Based on the seven-day period ended July 31, 1998, the tax-equivalent yield of the California Tax-Free Money Market Fund's Class A Shares and Fiduciary Shares was 4.49% and 4.90% respectively (using a federal income tax rate of 39.6%), and 5.49% and 5.99% respectively (using a federal income tax rate of 39.6% and a California personal income tax rate of 11%), and the tax-equivalent effective yield of the Fund's Class A Shares and Fiduciary Shares was 4.54% and 4.97%, respectively (using a federal income tax rate of 39.6%), and 5.55% and 6.07%, respectively (using a federal income tax rate of 39.6% and a California personal income tax rate of 11%).

       Based on the thirty-day period ended July 31, 1998, the tax-equivalent yield of the California Tax-Free Money Market Fund's Class A Shares and Fiduciary Shares was 4.12% and 4.52%, respectively (using a federal income tax rate of 39.6%), and 5.04% and 5.53%, respectively (using a federal income tax rate of 39.6% and a California personal income tax rate of 11%), and the tax-equivalent effective yield of the Fund's Class A Shares and Fiduciary Shares was 4.16% and 4.59%, respectively (using a federal income tax rate of 39.6%), and 5.08% and 5.61%, respectively (using a federal income tax rate of 39.6% and a California personal income tax rate of 11%).

       The tax-equivalent yield of the Class A Shares and Fiduciary Shares, respectively, of the California Tax-Free Fund was computed by dividing that portion of the yield of the Class that is tax-exempt by 1 minus the stated income tax rate (or rates) and adding the product to that portion, if any, of the yield of the Class that is not tax-exempt. The tax-equivalent effective yield of the Fund's Class A Shares and Fiduciary Shares, respectively, was computed by dividing that portion of the effective yield of the Class which is tax-exempt by 1 minus the stated income tax rate (or rates) and adding to that portion, if any, of the effective yield of the Class that is not tax-exempt.

       For the year ended July 31, 1998, the one-year average annual total return of the Diversified Money Market Fund's Class A and Fiduciary Shares was 5.01% and 5.27%, respectively; of the U.S. Government Money Market Fund's Class A and Fiduciary Shares was 4.90% and 5.16%, respectively; of the 100% U.S. Treasury Money Market Fund's Class A and Fiduciary Shares was 4.75% and 5.02%, respectively; and of the California Tax-Free Money Market Fund's Class A and Fiduciary Shares was 2.89% and 3.14%, respectively.

       For the period ended July 31, 1998, the five-year average annual total return of the Diversified Money Market Fund's Class A and Fiduciary Shares was 4.54% and 4.78%, respectively; of the U.S. Government Money Market Fund's Class A and Fiduciary Shares was 4.41% and 4.48%, respectively; of the 100% U.S. Treasury Money Market Fund's Class A and Fiduciary Shares was 4.29% and 4.35%, respectively; and of the California Tax-Free Money Market Fund's Class A and Fiduciary Shares was 2.72% and 3.04%, respectively.

       For the period since commencement of operations of each class of shares of the Funds through July 31, 1998, the average annual total return of the Diversified Money Market Fund's Class A Shares (class inception on May 28, 1991) and Fiduciary Shares (commencement of operations on February 2, 1991) was 4.33% and 4.65%, respectively; of the U.S. Government Money Market Fund's Class A Shares (class inception on December 1, 1990), Class B Shares (class inception on February 2, 1998) and Fiduciary Shares (commencement of operations on August 10,
1987) was 5.35%, 5.35% (annualized) and 5.36%, respectively; of the 100% U.S. Treasury Money Market Fund's Class A Shares (class inception on December 1,
1990) and Fiduciary Shares (commencement of operations on August 10, 1987) was 5.26% and 5.29%, respectively; and of the California Tax-Free Money

Market Fund's Class A Shares (class inception on June 25, 1991) and Fiduciary Shares (commencement of operations on June 10, 1991) was 2.66% and 2.98%, respectively.

       Prior to June 23, 1988 (the date on which the Income Equity Fund and the Bond Fund commenced operations as a result of the reorganization involving the IRA Fund Income Equity Portfolio and the IRA Fund Bond Portfolio, respectively, as described under "ADDITIONAL INFORMATION - The Reorganization of the IRA Fund and HighMark Funds" above), the total return and average annual total return of the Income Equity Fund and the Bond Fund reflects the total return and average annual total return of the IRA Fund Income Equity Portfolio, and the IRA Fund Bond Portfolio, respectively. Each IRA Fund Portfolio received investment advice from the same division of the Bank of California subsequently known as Pacific Alliance Capital Management and then reorganized as HighMark Capital Management, Inc, and had substantially similar investment objectives, policies, and restrictions of the Fund into which it was reorganized. However, potential investors in the Income Equity Fund, and the Bond Fund should be aware that both the nature and amount of fees and expenses of the IRA Fund Income Equity Portfolio, and the IRA Fund Bond Portfolio differ from the Fund into which the respective IRA Fund Portfolios were reorganized. See "Management of HighMark Funds - Investment Advisor" and the Statements of Operations in the Financial Statements with respect to the Income Equity Fund, and the Bond Fund and the IRA Fund Income Equity Portfolio, and the IRA Fund Bond Portfolio for the applicable period ended July 31, 1989 and June 22, 1988 contained in this Statement of Additional Information.

       The performance figures relating to the Class A Shares and Class B Shares reflect the sales charge and distribution fees to which each Class is subject. Because only Class A Shares and Class B Shares bear the expense of the fee, if any, under the Distribution Plan and a sales charge, total return and yield relating to a Fund's Class A Shares and Class B Shares will be lower than that relating to the Funds' Fiduciary Shares.

       With respect to Fiduciary Shares, for the one-year period ended July 31, 1998, average annual total returns were as follows: for the Income Equity -- 10.79%, Value Momentum --9.22%, Growth -- 22.59%, Emerging Growth -- 3.37%, Blue Chip Growth -- 8.67%, Balanced -- 7.31%, International Equity -- (0.82)%, Convertible Securities -- 3.02%, Government Securities -- 7.08%, Intermediate-Term Bond -- 6.37%, Bond -- 7.41% and California Intermediate Tax-Free Bond Funds -- 4.75%.

       With respect to Class A Shares, for the one-year period ended July 31, 1998, average annual total returns (with maximum sales load) were as follows: for the Income Equity --5.53%, Value Momentum -- 4.06%, Growth -- 16.76%, Balanced -- 2.27%, Intermediate-Term Bond -- 3.17%, Bond -- 4.22% and California Intermediate Tax-Free Bond Funds --1.51%. For the same period, average annual total returns (without sales load) were as follows: for the Income Equity -- 10.50%, Value Momentum -- 8.96%, Growth -- 22.26%, Balanced --7.12%,
Intermediate-Term Bond -- 6.38%, Bond -- 7.47%, California Intermediate Tax-Free Bond Funds -- 4.66%.

       With respect to Fiduciary Shares, for the five year period through July 31, 1998, average annual total returns were as follows: for the Income Equity -- 17.54%, Value Momentum -- 19.73%, Balanced -- 13.75%, Intermediate-Term Bond -- 5.52% and Bond Funds -- 5.70%.

       With respect to Class A Shares, for the five year period through July 31, 1998, average annual total returns (with maximum sales load) were as follows: for the Value Momentum --18.48%, Balanced -- 12.56% and Intermediate-Term Bond Funds -- 4.87%. For the same period, average annual total returns (without sales load) were as follows: for the Value Momentum -- 19.57%, Balanced -- 13.59% and Intermediate-Term Bond -- 5.50%.

       With respect to Fiduciary Shares, for the ten year period through July 31, 1998, average annual total returns were as follows: for the Income Equity -- 15.12% and Bond Funds --8.17%.

       With respect to Fiduciary Shares, for the period since commencement of operations of each of the Funds through July 31, 1998, average annual total returns were as follows: for the Income Equity -- 15.88% (commencement of operations on February 9, 1984), Value Momentum -- 18.12% (commencement of operations on February 1, 1991), Growth -- 21.76% (commencement of operations on November 18, 1993), Emerging Growth -- 12.11% (commencement of operations on February 1, 1994), Blue Chip Growth -- 17.92% (commencement of operations on February 1, 1994), Balanced -- 13.21% (commencement of operations on February 1,
1991), International Equity -- 6.24% (commencement of operations on February 1,
1995), Convertible Securities -- 9.26% (commencement of operations on February 1, 1994), Government Securities -- 5.14% (commencement of operations on February 1, 1994), Intermediate-Term Bond -- 7.63% (commencement of operations on February 1, 1991), Bond -- 9.34% (commencement of operations on February 15,
1984) and California Intermediate Tax-Free Bond Funds -- 4.84% (commencement of operations on October 15, 1993).

       With respect to Class A Shares, for the period since commencement of operations of each of the Funds through July 31, 1998, average annual total returns (with maximum sales load) were as follows: for the Income Equity -- 19.38% (class inception on June 20, 1994), Value Momentum -- 17.49% (class inception on April 2, 1994), Growth -- 24.46% (class inception on June 20,
1994), Balanced -- 12.51% (class inception on November 13, 1992), Intermediate-Term Bond -- 6.18% (class inception on February 3, 1992), Bond -- 7.12% (class inception on June 20, 1994) and California Intermediate Tax-Free Bond Funds -- 4.12% (class inception on October 15, 1993). For the same period, average annual total returns (without sales load) were as follows: for the Income Equity -- 20.73%, Value Momentum -- 18.34%, Growth -- 25.87%, Balanced -- 13.42%, Intermediate-Term Bond -- 6.67%, Bond -- 7.91% and California Intermediate Tax-Free Bond Funds -- 4.78%.

       With respect to Class B Shares, for the period since commencement of operations (class inception on February 2, 1998) of each of the Funds through July 31, 1998, average annual total returns (annualized), with maximum sales load, were as follows: for the Income Equity --8.10%, Value Momentum -- (1.06)%, Growth -- 23.71% and Balanced Funds -- (0.68)%. For the same period, average annual total returns, without sales load, were as follows: for the Income Equity -- 13.10%, Value Momentum -- 3.94%, Growth -- 28.71% and Balanced Funds -- 11.32%.

       Each Fund's respective average annual total return and/or aggregate total return was calculated by determining the change in the value of a hypothetical $1,000 investment in the Fund over the applicable period (utilizing, when appropriate, performance information from the applicable IRA Fund Portfolio prior to June 23, 1988) that would equate the initial amount invested to the ending redeemable value of the investment; in the case of the average annual total return, this amount (representing the Fund's total return) was then averaged over the relevant number of years. The ending redeemable value includes dividends and capital gain distributions reinvested at net asset value. The resulting percentages indicate the positive or negative investment results that an investor would have experienced from changes in Share price and reinvestment of dividends and capital gains distributions.

       For the thirty-day period ended July 31, 1998, the yield for the Class A, Class B and Fiduciary Shares of the Growth Fund was 0%, 0% and 0%, respectively; for the Class A, Class B and Fiduciary Shares of the Income Equity Fund was 1.00%, 0.41% and 1.34%, respectively; for the Class A, Class B and Fiduciary Shares of the Balanced Fund was 2.25%, 1.75% and 2.61%, respectively; for the Class A, Class B and Fiduciary Shares of the Value Momentum Fund was 0.89%, 0.18% and 1.19%, respectively; for the Fiduciary Shares of the Emerging Growth Fund was 0.29%, respectively; for the Class A and Fiduciary Shares of the Intermediate-Term Bond Fund was 5.30% and 5.47%, respectively; for the Class A and Fiduciary Shares of the California Intermediate Tax-Free Bond Fund was 3.83% and 3.95%, respectively; for the Class A and Fiduciary Shares of the Bond Fund was 5.48% and 5.68%, respectively; for the Fiduciary Shares of the International Equity Fund was 0%. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Commission that apply to all funds that quote yields:

       Standardized Yield = 2 [(a-b + 1)(6) - 1]
                        ---
                        cd

The symbols above represent the following factors:

a =    dividends and interest earned during the 30-day period.
b =    expenses accrued for the period (net of reimbursements).

c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.

d = the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.

       The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The Commission formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. Because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund classes of shares will differ.

       All performance information presented is based on past performance and does not predict future performance. No performance information is presented for the Small Cap Value Fund because it had not commenced operations as of July 31, 1998.

MISCELLANEOUS

       Prior to April 28, 1997, the California Tax-Free Money Market Fund, the HighMark Value Momentum Fund, the Emerging Growth Fund, the International Equity Fund, the Intermediate-Term Bond Fund, and the California Intermediate Tax-Free Bond Fund did not yet operate as HighMark Funds. Prior to operating as HighMark Funds, each Fund had a fiscal year end of January 31 (rather than July 31). Most of the financial and investment information (e.g., fees paid to service providers and portfolio turnover) presented in this Statement of Additional Information and in the Prospectuses is based on a Fund's fiscal year end. Each of these Funds is the accounting survivor of a reorganization of two mutual funds. All fees paid by these Funds (or sub-advisory fees paid with respect to these Funds) for a fiscal year end of January 31 represent the fees paid by the accounting survivor prior to the reorganization. As a result, for each of these Funds, and for the Diversified Money Market Fund and the Balanced Fund, for the fiscal year ended July 31, 1997, the financial and investment information is provided for the period February 1, 1997 through July 31, 1997. Therefore, for these Funds for each prior fiscal year, the financial and investment information is provided for the period February 1 through January 31.

       For all of the other Funds information for a fiscal year is provided for the period August 1 through July 31 (or such other shorter period if the Fund began operations after August 1).

       HighMark Funds is not required to hold meetings of Shareholders for the purpose of electing Trustees except that (i) HighMark Funds is required to hold a Shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by Shareholders and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the Shareholders, that vacancy may be filled only by a vote of the Shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of Shares representing two-thirds of the outstanding Shares of HighMark Funds at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of Shares representing not less than 10% of the outstanding Shares of HighMark Funds. Upon written request by the holders of Shares representing 1% of the outstanding Shares of HighMark Funds stating that such Shareholders wish to communicate with the other Shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, HighMark Funds will provide a list of Shareholders or disseminate appropriate materials (at the expense of the requesting Shareholders). Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.

       HighMark Funds is registered with the Securities and Exchange Commission as a management investment company. Such registration does not involve supervision by the Securities and Exchange Commission of the management or policies of HighMark Funds.

       The Prospectuses and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of such information may be obtained from the Securities and Exchange Commission upon payment of the prescribed fee.

       The 1998 Annual Report to Shareholders of HighMark Funds is incorporated herein by reference. This Report includes audited financial statements for the fiscal year ended July 31, 1998. Upon the incorporation by reference herein of such Annual Report, the opinion in such Annual Report of independent accountants is incorporated herein by reference and such Annual Report's financial statements are incorporated by reference herein in reliance upon the authority of such accountants as experts in auditing and accounting.

       The Prospectuses and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made.

       No salesperson, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses and this Statement of Additional Information.

       As of November 18, 1998, HighMark Funds believes that the trustees and officers of HighMark Funds, as a group, owned less than one percent of the Shares of any Fund of HighMark Funds. As of November 18, 1998, HighMark Funds believes that Union Bank of California was the shareholder of record of 97.95% of the Fiduciary Shares of the Growth Fund, 84.03% of the Fiduciary Shares of the Income Equity Fund, 78.98% of the Fiduciary Shares of the Balanced Fund, 97.29% of the Fiduciary Shares of the Bond Fund, 99.69% of the Fiduciary Shares of the Intermediate-Term Bond Fund, 94.99% of the Fiduciary Shares of the California Intermediate Tax-Free Bond Fund, 84.76% of the Fiduciary Shares of the Value Momentum Fund, 51.38% of the Fiduciary Shares of the Emerging Growth Fund, 97.47% of the Fiduciary Shares of the U.S. Government Money Market Fund, 97.16% of the Fiduciary Shares of the Diversified Money Market Fund, 95.20% of the Fiduciary Shares of the 100% U.S. Treasury Money Market Fund and 99.84% of the Fiduciary Shares of the California Tax-Free Money Market Fund. As of November 18, 1998, HighMark Funds believes that Bank of Tokyo Trust Company was the shareholder of record of 48.26% of the Fiduciary Shares of the Emerging Growth Fund.

       As of November 18, 1998, HighMark Funds believes that Union Bank of California had voting power with respect to 35.28% of the Growth Fund Fiduciary Shares, 11.91% of the Income Equity Fund Fiduciary Shares, 11.85% of the Balanced Fund Fiduciary Shares, 6.77% of the Bond Fund Fiduciary Shares, 19.13% of the Value Momentum Fund Fiduciary Shares, and 57.14% of the International Equity Fund Fiduciary Shares.

       The table below indicates each additional person known by HighMark Funds to own of record or beneficially 5% or more of the Shares of the following Funds of HighMark Funds as of November 18, 1998.

                                5% OR MORE OWNERS

                       INCOME EQUITY FUND - CLASS A SHARES

        Name and Address                                   Percentage of Ownership of Record
        ----------------                                   ---------------------------------

The Kendall Jackson Fndtn. Inc.                                           5.48%
Wendy Petersen
421 Aviation Blvd.
Santa Rosa, CA  95403-1069

                       INCOME EQUITY FUND - CLASS B SHARES

        Name and Address                                   Percentage of Ownership of Record
        ----------------                                   ---------------------------------

Sergey Tikhomirov                                                         6.03%
c/o Gary Dunn CPA
1690 West Shaw, Suite 210
Fresno, CA  93711-3516

                      INCOME EQUITY FUND - FIDUCIARY SHARES

        Name and Address                                   Percentage of Ownership of Record
        ----------------                                   ---------------------------------

Lane & Company                                                            50.36%
c/o Union Bank of California
Attn:  Kathleen Heilman
P.O. Box 120109
San Diego, CA  92112-0109

Union Bank                                                                33.67%
Lane & Co. Reinvest
Attn:  Kathleen Heilman
P.O. Box 120109
San Diego, CA  92112-0109

        Name and Address                                   Percentage of Beneficial Ownership
        ----------------                                   ----------------------------------

Union Bank of California 401(k) Plan                                      11.91%
350 California Street
San Francisco, CA  94104

                     VALUE MOMENTUM FUND - FIDUCIARY SHARES

        Name and Address                                   Percentage of Ownership of Record
        ----------------                                   ---------------------------------

Mellon Bank NA Trustee for Dept.                                          10.41%
  of Personnel Admin. of State of California
Attn:  Wally Adebayo
One Cabot Road, Mail Zone 028-003I
Medford, MA  02155-5141

Lane & Company                                                            84.76%
c/o Union Bank of California
Attn:  Kathleen Heilman
P.O. Box 120109
San Diego, CA  92112-0109

        Name and Address                                   Percentage of Beneficial Ownership
        ----------------                                   ----------------------------------

Union Bank of California Retirement Plan                                  9.79%
350 California Street
San Francisco, CA  94104

Union Bank of California 401(k) Plan                                      9.34%
350 California Street
San Francisco, CA  94104

                          GROWTH FUND - CLASS A SHARES

        Name and Address                                   Percentage of Ownership of Record
        ----------------                                   ---------------------------------

The Kendall Jackson Fndtn. Inc.                                      6.16%
Wendy Petersen
421 Aviation Blvd.
Santa Rosa, CA  95403-1069

                         GROWTH FUND - FIDUCIARY SHARES

        Name and Address                                   Percentage of Ownership of Record
        ----------------                                   ---------------------------------

Lane & Company                                                            97.95%
c/o Union Bank of California
Attn:  Kathleen Heilman
P.O. Box 120109
San Diego, CA  92112-0109

        Name and Address                                   Percentage of Beneficial Ownership
        ----------------                                   ----------------------------------

Union Bank of California Retirement Plan                                  17.78%
350 California Street
San Francisco, CA  94104

Union Bank of California 401(k) Plan                                      17.50%
350 California Street
San Francisco, CA  94104

                         BALANCED FUND - CLASS A SHARES

        Name and Address                                   Percentage of Ownership of Record
        ----------------                                   ---------------------------------

Ty Yeh                                                                    7.50%
Yeh Family Trust
U/A 9/11/91
2048 Studebaker Rd.
Long Beach, CA  90815-3539

                         BALANCED FUND - CLASS B SHARES

        Name and Address                                   Percentage of Ownership of Record
        ----------------                                   ---------------------------------

Union Bank of California Cust.                                            5.73%
IRA of Joji Yoshida
Rollover
5218 Carmen St.
Torrance, CA  90503-6318

                        BALANCED FUND - FIDUCIARY SHARES

        Name and Address                                   Percentage of Ownership of Record
        ----------------                                   ---------------------------------

American Express Trust Company                                            9.58%
As Agent for NBC Savings and Retirement Plan
Attn:  Nancy Jendro Trust Operations
P.O. Box 534
Minneapolis, MN  55440-0534

        Name and Address                                   Percentage of Ownership of Record
        ----------------                                   ---------------------------------

PFTC. Trustee Nissan Empl. Sav. Pln.                                      5.20%
Putnam Investments DCPA
Nissan Motor Corporation
Location 31
P.O. Box 9740
Providence, RI  02940-9740

Lane & Company                                                            78.98%
c/o Union Bank of California
Attn:  Kathleen Heilman
P.O. Box 120109
San Diego, CA  92112-0109

        Name and Address                                   Percentage of Beneficial Ownership
        ----------------                                   ----------------------------------

Nissan Motor Corp USA                                                     5.20%
P.O. Box 191
Gardena, CA  90248-0191

Nummi Savings Plan                                                        9.32%
45500 Fremont Blvd.
Fremont, CA  94538

NEC America, Inc                                                          9.58%
8 Old Sod Farm Road
Melville, NY  11747

Union Bank of California 401(k) Plan                                      11.85%
350 California Street
San Francisco, CA  94104

                      SMALL CAP VALUE FUND - CLASS A SHARES

        Name and Address                                   Percentage of Ownership of Record
        ----------------                                   ---------------------------------

Elizabeth Pearce                                                          7.48%
135 Driftwood
Marina Del Ray, CA  90292-5734

Charles J. Bommarito                                                      11.84%
1101 Chardonnay Way
Modesto, CA  95351-5113

        Name and Address                                   Percentage of Ownership of Record
        ----------------                                   ---------------------------------

Union Bank TTBE.                                                          16.32%
IRA of Clark R. Gates
Rollover IRA
2090 Pacific Ave., #404
San Francisco, CA  94109-2248

Small Business Plan P.S.                                                  41.11%
Union Bank of California TTBE.
Thomas J. Gram, Prof. Corp. P/Adm.
5800 Shellmound St., Suite 210
Emeryville, CA  94608-1931

Union Bank TTBE.                                                          8.22%
IRA of Janice Anderson Gram
Rollover IRA
8 Venado Drive
Tiburon, CA  94920-1626

                      SMALL CAP VALUE FUND - CLASS B SHARES

        Name and Address                                   Percentage of Ownership of Record
        ----------------                                   ---------------------------------

Hayakawa Trust                                                            31.43%
William N. Hayakawa
U/A 03/09/1995
4805 Terra Granada Dr., #1B
Walnut Creek, CA  94595-4088

David Benvenuti MD TTBE.                                                  63.91%
The Ret. Tr. David Benvenuti MD Inc.
106 Linda Isle
Newport Beach, CA  92660-7210

                     SMALL CAP VALUE FUND - FIDUCIARY SHARES

        Name and Address                                   Percentage of Ownership of Record
        ----------------                                   ---------------------------------

Lane & Company                                                            99.27%
c/o Union Bank of California
Attn:  Kathleen Heilman
P.O. Box 120109
San Diego, CA  92112-0109

        Name and Address                                   Percentage of Beneficial Ownership
        ----------------                                   ----------------------------------

Union Bank of California Retirement Plan                                  99.02%
350 California Street
San Francisco, CA  94104

                     EMERGING GROWTH FUND - FIDUCIARY SHARES

        Name and Address                                   Percentage of Ownership of Record
        ----------------                                   ---------------------------------

BOTT Pension                                                              48.26%
c/o Bank of Tokyo Trust Company
Attn:  Dennis Demetropoulos
1251 Avenue of the Americas, Fl. 10
New York, NY  10020-1104

Lane & Company                                                            51.38%
c/o Union Bank of California
Attn:  Kathleen Heilman
P.O. Box 120109
San Diego, CA  92112-0109

                           BOND FUND - CLASS A SHARES

        Name and Address                                   Percentage of Ownership of Record
        ----------------                                   ---------------------------------

Northwestern Trst. & Advisory Co. TTBE                                    6.98%
1201 3rd Ave., Suite 2010
Seattle, WA  98101-3026

Exchange Bank TTBE                                                        6.00%
FBO Helen Kelly Trust
P.O. Box 208
Santa Rosa, CA  95402-0208

Alice A. Swenning Trust                                                   6.51%
The Swenning Fam. TTBE
U/A 9/23/91
1447 21st Ave.
Kingsburg, CA  93631-2027

P&H Metal Products Corp.                                                  9.80%
George Paikos David Long TTBE
U/A 07/01/93

27795 Avenue Hopkins
Valencia, CA  91355-1223

                          BOND FUND - FIDUCIARY SHARES

        Name and Address                                   Percentage of Ownership of Record
        ----------------                                   ---------------------------------

Lane & Company                                                            59.84%
c/o Union Bank of California
Attn:  Kathleen Heilman
P.O. Box 120109
San Diego, CA  92112-0109

Union Bank                                                                37.45%
Lane & Co. Reinvest
Attn:  Kathleen Heilman
P.O. Box 120109
San Diego, CA  92112-0109

        Name and Address                                   Percentage of Beneficial Ownership
        ----------------                                   ----------------------------------

Union Bank of California 401(k) Plan                                      6.77%
350 California Street
San Francisco, CA  94104

Nummi Hourly Retirement Plan                                              5.18%
45500 Fremont Blvd.
Fremont, CA  94538

                  INTERMEDIATE-TERM BOND FUND - CLASS A SHARES

        Name and Address                                   Percentage of Ownership of Record
        ----------------                                   ---------------------------------

National Financial Services Corp.                                         91.76%
  for Exclusive Benefit of Our Cust.
P.O. Box 3908
Church Street Station
New York, NY  10008-3908

                INTERMEDIATE-TERM BOND FUND - FIDUCIARY SHARES

        Name and Address                                   Percentage of Ownership of Record
        ----------------                                   ---------------------------------

Lane & Company                                                            99.69%
c/o Union Bank of California
Attn:  Kathleen Heilman
P.O. Box 120109
San Diego, CA  92112-0109

           CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND - CLASS A SHARES

        Name and Address                                   Percentage of Ownership of Record
        ----------------                                   ---------------------------------

Henry & Marcy Tenenblatt Trust                                            12.74%
Henry Tenenblatt
U/A 08/03/87
16323 Shadow Mountain
Pacific Palisades, CA  90272-2353

Bill S. Tsutagawa                                                         6.28%
Yuriko Tsutagawa
2242 Valley Rd.
Oceanside, CA  92056-3107

Peter Johnson                                                             21.10%
10350 N. Torrey Pines Rd., #100
La Jolla, CA  92037-1018

Larry Strasbaugh                                                          6.16%
2555 W. Poza Road
Santa Margarita, CA  93453-9621

The Featherston Trust                                                     6.11%
Lawrence H. Featherston
U/A 10/19/95
1300 S. Montezuma Way
West Covina, CA  91791-3738

Aaron Belokamen                                                           6.62%
Lilian Belokamen
11610 Bellagio Rd.
Los Angeles, CA  90049-2113

          CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND - FIDUCIARY SHARES

        Name and Address                                   Percentage of Ownership of Record
        ----------------                                   ---------------------------------

Lane & Company                                                            94.99%
c/o Union Bank of California
Attn:  Kathleen Heilman
P.O. Box 120109
San Diego, CA  92112-0109

                  INTERNATIONAL EQUITY FUND - FIDUCIARY SHARES

        Name and Address                                   Percentage of Beneficial Ownership
        ----------------                                   ----------------------------------

Nummi Hourly Retirement Plan                                              5.72%
45500 Fremont Blvd
Fremont, CA  94538

Union Bank of California Retirement Plan                                  57.14%
350 California Street
San Francisco, CA  94104

                 DIVERSIFIED MONEY MARKET FUND - CLASS A SHARES

        Name and Address                                   Percentage of Ownership of Record
        ----------------                                   ---------------------------------

National Financial Services Corp                                          99.38%
For the Benefit of our Customers
Church Street Station
PO Box 3908
New York, NY 10008-3908

                DIVERSIFIED MONEY MARKET FUND - FIDUCIARY SHARES

        Name and Address                                   Percentage of Ownership of Record
        ----------------                                   ---------------------------------

Union Bank                                                                78.98%
Lane & Co Cash
Attn:  Fund Accounting
PO Box 85602
San Diego, CA  92186-5602

Union Bank                                                                18.18%
Lane & Co Reinvest
Attn:  Kathleen Heilman
PO Box 120109
San Diego, CA  92112-0109

               U.S. GOVERNMENT MONEY MARKET FUND - CLASS A SHARES

        Name and Address                                   Percentage of Ownership of Record
        ----------------                                   ---------------------------------

National Financial Services Corp                                          98.48%
For the Benefit of our Customers
Church Street Station
PO Box 3908
New York, NY 10008-3908

                U.S GOVERNMENT MONEY MARKET FUND - CLASS B SHARES

        Name and Address                                   Percentage of Ownership of Record
        ----------------                                   ---------------------------------

Zenadia F. Loreto                                                         43.01%
18225 Camino Bello #2
Rowland Heights, CA 91748-2642

Kendall Cho Cust                                                          18.88%
Andrew Cho UTMA CA
12110 Rivera
Tustin, CA 92782-1207

Kendall Cho Cust                                                          18.88%
Addison Cho UTMA CA
12110 Rivera
Tustin, CA 92782-1207

Kendall Cho Cust                                                          18.88%
Austin Cho UTMA CA
12110 Rivera
Tustin, CA 92782-1207

               U.S GOVERNMENT MONEY MARKET FUND - FIDUCIARY SHARES

        Name and Address                                   Percentage of Ownership of Record
        ----------------                                   ---------------------------------

Union Bank                                                                97.47%
Lane & Co Cash
Attn:  Fund Accounting
PO Box 85602
San Diego, CA  92186-5602

        Name and Address                                   Percentage of Beneficial Ownership
        ----------------                                   ----------------------------------

RCM Capital Management                                                    5.28%
7200 Wisconsin Avenue # 1001
Bethesda, MD  20814-4813

City of Hope National Medical Center                                      8.26%
1500 East Duarte Road
Duarte, CA  91010-0269

              100% U.S TREASURY MONEY MARKET FUND - CLASS A SHARES

        Name and Address                                   Percentage of Ownership of Record
        ----------------                                   ---------------------------------

National Financial Services Corp                                          99.68%
For the Benefit of our Customers
Church Street Station
PO Box 3908
New York, NY 10008-3908

             100% U.S TREASURY MONEY MARKET FUND - FIDUCIARY SHARES

        Name and Address                                   Percentage of Ownership of Record
        ----------------                                   ---------------------------------

Union Bank                                                                95.20%
Lane & Co Cash
Attn:  Fund Accounting
PO Box 85602
San Diego, CA  92186-5602

        Name and Address                                   Percentage of Beneficial Ownership
        ----------------                                   ----------------------------------

Weber Metals, Inc.                                                        5.84%
P.O. Box 318
Paramount, CA  90723-0318

             CALIFORNIA TAX-FREE MONEY MARKET FUND - CLASS A SHARES

        Name and Address                                   Percentage of Ownership of Record
        ----------------                                   ---------------------------------

National Financial Services Corp                                          99.19%
For the Benefit of our Customers
Church Street Station
PO Box 3908
New York, NY 10008-3908

            CALIFORNIA TAX-FREE MONEY MARKET FUND - FIDUCIARY SHARES

        Name and Address                                   Percentage of Ownership of Record
        ----------------                                   ---------------------------------

Union Bank                                                                99.84%
Lane & Co Cash
Attn:  Fund Accounting
PO Box 85602
San Diego, CA  92186-5602

                                    APPENDIX

       The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by the Funds with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch IBCA, and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Funds and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change. Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds) Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (1, 2, and 3) in each rating category to indicate the security's ranking within the category):

       Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

       A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

       Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

       Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

       AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

       AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

       A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

       BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

              Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

       BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

Description of the three highest long-term debt ratings by Duff:

       AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

       AA+    High credit quality.  Protection factors are strong.
       AA     Risk is modest but may vary slightly from time to
       AA-    time because of economic conditions.

       A+     Protection factors are average but adequate.  However,
       A      risk factors are more variable and greater in periods
       A-     of economic stress.

Description of the three highest long-term debt ratings by Fitch IBCA (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

       AAA Obligations which have the highest rating assigned by Fitch IBCA. Capacity for timely repayment principal and interest is extremely strong relative to other obligors in the same country.

       AA Obligations for which capacity for timely repayment of principal and interest is very strong relative to other obligors in the same country. The risk attached to these obligations differs only slightly from the country's highest rated debt.

       A Obligations for which capacity for timely repayment of principal and interest is strong relative to other obligors in the same country. However, adverse changes in business, economic or financial conditions are more likely to affect the capacity for timely repayment than for obligations in higher rated categories.

Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

Moody's description of its three highest short-term debt ratings:

       Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                 - Leading market positions in well-established industries.

                 - High rates of return on funds employed.

                 - Conservative capitalization structures with moderate
                   reliance on debt and ample asset protection.

                 - Broad margins in earnings coverage of fixed financial
                   charges and high internal cash generation.

                 - Well-established access to a range of financial markets and assured sources of alternate liquidity.


       Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

       Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:

       A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

       A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

       A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Duff's description of its three highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

       D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

       D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

       D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

       D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

       D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Fitch IBCA's description of its three highest short-term debt ratings:

       Fl Obligations assigned this rating have the highest capacity for timely repayment under Fitch IBCA's national rating scale for that country, relative to other obligations in the same country. Where issues possess a particularly strong credit feature, a "+" is added to the assigned rating.

       F2 Obligations supported by a strong capacity for timely repayment relative to other obligors in the same country. However, the relative degree of risk is slightly higher than for issues classified as 'Al' and capacity for timely repayment may be susceptible to adverse changes in business, economic, or financial conditions.

       F3 Obligations supported by an adequate capacity for timely repayment relative to other obligors in the same country. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

Short-Term Loan/Municipal Note Ratings

Moody's description of its two highest short-term loan/municipal note ratings:

MIG-1/VMIG-1       This designation denotes best quality. There is present
                   strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2       This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Short-Term Debt Ratings

Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

BankWatch(TM) Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

       TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

       TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

       TBW-3 The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

       TBW-4 The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

                              FINANCIAL STATEMENTS

       The Independent Auditors' Report for HighMark Funds for the fiscal year ended July 31, 1998, audited Financial Statements for HighMark Funds for the fiscal year ended July 31, 1998, and unaudited Financial Statements for HighMark Funds for the period ended January 31, 1998 are all incorporated by reference to the Annual and Semi-Annual Reports of HighMark Funds, dated as of such dates, which have been previously sent to shareholders of each Fund pursuant to the 1940 Act and previously filed with the Securities and Exchange Commission. A copy of each such report may be obtained without charge by contacting the Distributor, SEI Investments Distribution Co. at 1 Freedom Valley Drive, Oaks, Pennsylvania, 19456 or by telephoning toll-free at 1-800-734-2922.